UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03023

Forum Funds

(Exact name of registrant as specified in charter)

Forum Funds Three Canal Plaza, Suite 600 Portland, Maine	04101
(Address of principal executive offices)	(Zip code)

Citi Fund Services 3435 Stelzer Road, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-470-8000

Date of fiscal year end: May 31

Date of reporting period: June 1, 2008 – May 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

ANNUAL REPORT

May 31, 2009

Brown Advisory Growth Equity Fund

Brown Advisory Value Equity Fund

Brown Advisory Flexible Value Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Value Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Opportunity Fund

Brown Advisory Core International Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Intermediate Income Fund

The views in this report contained herein were those of the Funds’ investment advisor, Brown Advisory, Inc. and/or a Fund’s sub-advisor as of May 31, 2009 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of May 31, 2009. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

Glossary of Terms

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

Barclays Capital (formerly Lehman Brothers) 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Barclays Capital (formerly Lehman Brothers) Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Barclays Capital (formerly Lehman Brothers) Intermediate U.S. Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index.

Barclays Capital (formerly Lehman Brothers) Intermediate Government/Credit Bond Index represents intermediate and long-term government and investment-grade corporate debt securities having maturities of greater than one year.

Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield Bond Index is a widely-recognized, market value-weighted index which covers the universe of fixed-rate, non-investment grade debt.

Barclays Capital (formerly Lehman Brothers) U.S. Corporate Investment Grade Index is composed of publicly issued U.S. dollar-denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds have at least one year to maturity.

G-20 (more formally, the Group of Twenty Finance Ministers and Central Bank Governors) is a group of finance ministers and central bank governors from 20 economies: 19 of the world’s largest national economies, plus the European Union.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

Morgan Stanley Capital Index, Europe, Australiasia and Far East Index (“MCSI EAFE Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

The Trouble Asset Relief Program (“TARP”) is a program of the U.S. government to purchase assets and equity from financial institutions in order to strengthen its financial sector.

Brown Advisory Growth Equity Fund

A Message To Our Shareholders

May 31, 2009

During the fiscal year ended May 31, 2009, the Brown Advisory Growth Equity Fund Institutional Shares (the “Fund”) returned -26.26%. In what was one of the most difficult years on record, the Fund’s return was ahead of its stated benchmarks, as the Russell 1000® Growth Index[1] returned -30.71% and the S&P 500 Index[1] returned -32.57%.

We are somewhat relieved that despite the sharp declines over the past year, more recently, many stocks have rebounded. For example, as of the period ended May 31, 2009, the Fund has advanced 25.84% on a trailing three-month basis while the Russell 1000® Growth Index has gained 25.29% . It appears that perhaps the direst of economic scenarios that seemed to paralyze investors this past fall are fading from likelihood. Instead, the many initiatives undertaken to stimulate the economy in general and the lending environment in particular have helped to allay investors’ fears, at least for the short term.

The Fund seeks to identify and own outstanding companies with growth rates well in excess of the broader market. Those companies, while involved in many different sectors of the market, tend to have certain common characteristics. These include differentiated products and services, large market opportunities relative to current revenues, and business models that allow for sustainability of growth. In addition, we are mindful of what we pay for stocks, and try to purchase them when we believe the reward profile is heavily skewed in our favor.

Investment Concerns:

•  Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

• Securities of growth companies can be more sensitive to the company’s earning and more volatile than the market in general.

The steep declines beginning this past fall have presented to us a host of opportunities to invest in high-quality businesses run by superior management teams that, until recently, have remained unattractive from a valuation perspective. We have upgraded the portfolio from a business model perspective without having to give up our innate stinginess with respect to reward-to-risk tradeoffs. Over the past six months, we have eliminated six names from the portfolio, had one holding removed through corporate merger, and added seven new holdings. Some minor themes emerge across the sum of the trades. For example, in the case of both PepsiCo, Inc. and Walgreen Co., we felt that the longer term growth hurdle that we require had become out of reach. They were replaced with Costco Wholesale Corp. and Alberto-Culver Co., respectively. Both companies have potential earnings growth in the mid-to-upper teens given expanding market opportunities. Among our energy positions, we sold Ultra Petroleum Corp. in favor of Canadian National Resources, Ltd. to favor oil-cycle exposure over natural gas. In health care, we sold device makers Medtronic, Inc. and Stryker Corp. and added Covance, Inc., a well-established clinical outsource provider to the pharmaceutical industry. Covance, Inc., is an excellent example of a high-quality, industry leading company that was previously less attractive due to valuation. The stock sold off sharply toward the end of 2008, giving us an opportunity to initiate a position. Other sales include Genentech, Inc., which was acquired by Roche Holdings earlier this year, and Parametric Technology Corp. Rounding out the new names are Jacobs Engineering Group, Inc., a company we have owned in the past, Google, Inc., and Salesforce.com, Inc.

Our biggest contributors over the past year are also some of our newest holdings, which is a product of our nimbleness through the market declines. Examples include Apple, Inc., which we wrote about in our last communication, Google, Inc., Canadian National Resources, Ltd., Cognizant Technology Solutions Corp., and Genentech, Inc. complete the top five contributors. Sticking to our process—investing in high-quality management teams with good business models at decent prices—in what was a terrible market has allowed us to make what we think will turn out to be very good long-term investments.

Conversely, some of our biggest detractors are either leveraged to concerns surrounding the level of consumer spending, like Comcast Corp., or the commodity cycle, like Schlumberger, Ltd., and Ultra Petroleum Corp. Both, Medtronic, Inc., and Stryker Corp., were exposed to the vagaries of health care reimbursement schedules, and were among the top detractors.

We believe that the Fund is well positioned for strong relative and absolute performance in the environment we foresee over the next year or so. We thank you for your continued support and look forward to fiscal year 2010.

Sincerely,

Kenneth M. Stuzin, CFA

Portfolio Manager

Geoffrey R. B. Carey, CFA

Portfolio Manager

1For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund

Performance Chart and Analysis

May 31, 2009

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund and measured against a broad-based securities market index. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book and higher forecasted growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return as of 5/31/09	One Year	Three Year	Five Year	Since Inception (6/28/99)
A Shares (with sales charge)[1,2]	-29.09%	-5.93%	-2.27%	-3.59%
Institutional Shares[3]	-26.26%	-4.31%	-1.08%	-2.22%
Russell 1000® Growth Index	-30.71%	-5.93%	-1.80%	-3.95%
S&P 500 Index	-32.57%	-8.24%	-1.90%	-1.96%

	A Shares	Institutional Shares
Gross Expense Ratio[4]	1.67%	1.06%
Net Expense Ratio[4]	1.60%	1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2009. Without these waivers, performance would have been lower.

[1]

Performance information for A Shares, prior to commencement of operations on April 25, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load of 3.50% .

[2]	Commenced operations on April 25, 2006.
[3]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[4]	Per the Fund’s prospectus dated February 26, 2009. Additional information pertaining the Fund’s expense ratios as of May 31, 2009 can be found in the Financial Highlights.

Brown Advisory Value Equity Fund

A Message To Our Shareholders

May 31, 2009

During the fiscal year ended May 31, 2009, the Brown Advisory Value Equity Fund Institutional Shares (the “Fund”) posted a total return of -34.73% . During the same period, the Russell 1000® Value Index [1] had a total return of -35.35% and the S&P 500 Index[1] returned -32.57% .

The record stock market volatility, highly interventionist government policies, a Congressional attitude of retribution and self-righteousness, general uncertainty, and outright fear made for a very ugly equity market through March of 2009. Since then, we have seen some relief. Notwithstanding all the obvious negatives reviewed hourly by media outlets, we believe this type of oppressive climate may foster conditions that allow long-term investors to purchase great businesses at attractive valuations. We believe that this opportunity has the potential to reduce one of the biggest risks an equity investor faces; the risk of over-paying based on inflated expectations. Today’s investor is so preoccupied with the present that the price he or she is willing to pay for the future is minimal. As a result, we have been exceptionally active in re-positioning the portfolio.

Leading contributors to performance this fiscal year included Diamond Offshore Drilling, Inc., BHP Billiton, Ltd., Deere & Co., Air Products & Chemicals, Inc., and Total SA. Performance detractors during the fiscal year were Bank of America Corp., General Electric Co., Lincoln National Corp., Seagate Technology, Inc., and Prudential Financial, Inc.

Investment Concerns:

• Equitysecurities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

• Thestock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

Positions in the following companies were eliminated during the fiscal year: American International Group, Inc.; Bank of America Corp.; BJ Services Co.; Capital One Financial Corp.; Citigroup, Inc.; City National Corp.; Clorox Co.; ConocoPhillips; Fortune Brands, Inc.; General Electric Co.; Legg Mason, Inc.; Lincoln National Corp.; Lowe’s Cos., Inc.; Molex, Inc.; Morgan Stanley; Nabors Industries, Ltd.; Oshkosh Corp.; Parametric Technology Corp.; Prudential Financial, Inc.; RPM International, Inc.; Seagate Technology, Inc.; Unilever NV; Verizon Communications, Inc., and Walgreen Co.

During the year, we initiated positions in Accenture, Ltd.; Air Products & Chemicals, Inc.; American Express Co.; Assurant, Inc.; Becton, Dickinson & Co.; BHP Billiton, Ltd.; Canadian Natural Resources, Ltd.; Deere & Co.; Devon Energy Corp.; Diageo PLC; Diamond Offshore Drilling, Inc.; Eaton Corp.; Franklin Resources, Inc.; Illinois Tool Works, Inc.; Kraft Foods, Inc.; M&T Bank Corp.; Norfolk Southern Corp.; Sherwin-Williams Co.; Sigma-Aldrich Corp.; Snap-on, Inc.; Sysco Corp.; Talisman Energy, Inc.; Bank of New York Mellon Corp.; Chubb Corp.; TJX Cos., Inc.; Tiffany & Co.; and Total SA.

Domestic economic growth is likely to remain poor for 2009, although easier year-over-year comparisons and the potential for inventory rebuilding could make for better news as we enter the second half of the year. The magnitude of government intervention, the coordination of G201 countries and the passage of time should build a stronger foundation for renewed growth in 2010. As we have discussed before, we do not believe that the recovery will follow the traditional script. The issues that led to our present condition were not the result of traditional monetary policy. As more venturesome “animal spirits” return and business activity levels and monetary velocity improve, we believe inflation will become a significant issue given the mountain of money created to solve the credit crisis. This development will have the effect of improving nominal asset prices and reducing the weight of liabilities. It also has implications for our currency, interest rates, and the valuation of assets. Consequently, we are paying particular attention to our companies’ ability to pass on inflation, their sensitivity to the dollar, and their probable valuation in a higher-inflation environment. We continue to be very encouraged by the fundamental quality and appreciation potential of the portfolio and expect these characteristics to be more evident as the year unfolds.

Sincerely,

Richard M. Bernstein, CFA

Portfolio Manager

1For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Value Equity Fund

Performance Chart and Analysis

May 31, 2009

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund, and measured against a broad-based securities market index. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual funds. Investors cannot invest directly in an index.

Average Annual Total Return as of 5/31/09	One Year	Three Year	Five Year	Since Inception (1/28/03)
A Shares (with sales charge)1, [2]	-37.33%	-12.39%	-4.82%	1.22%
Institutional Shares[3]	-34.73%	-10.84%	-3.57%	2.60%
Russell 1000® Value Index	-35.35%	-10.70%	-1.52%	3.66%
S&P 500 Index	-32.57%	-8.24%	-1.90%	3.11%

	A Shares		Institutional Shares
Gross Expense Ratio[4]	1.56%		0.97%
Net Expense Ratio[4]	1.56%		0.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

Performance information for A Shares, prior to commencement of operations on April 25, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load of 3.50%.

[2]	Commenced operations on April 25, 2006.
[3]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[4]	Per the Fund’s prospectus dated February 26, 2009. Additional information pertaining the Fund’s expense ratios as of May 31, 2009 can be found in the Financial Highlights.

Brown Advisory Flexible Value Fund

A Message To Our Shareholders

May 31, 2009

For the 12-month period ended May 31, 2009, the Brown Advisory Flexible Value Fund Institutional Shares (the “Fund”) returned -29.29%, for the Fund’s prior fiscal period from November 1, 2008 to May 31, 2009 the return was 0.88%. For the same periods, the Fund’s benchmark, the S&P 500 Index (“S&P 500”)[1], returned -32.57% and -3.41%, respectively. While the Fund along with the broader market experienced a significant decline for the 12-month period, we are pleased to report a positive result for the six months ended May 31, 2009. The Fund returned 11.80% exceeding the 4.05% total return of the S&P 500 Index for the six-month period.

It is notable that there were very few places to preserve capital over the past 12 months outside of cash and U.S. government bonds. The need for liquidity and the desire for safety overshadowed valuation in virtually all cases. Diversification provided very little protection in this short-term period, precisely at the time its benefits were needed the most.

Investment Concerns:

•  Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•  The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

•  International investing involves increased risk and volatility.

Asset Class	Index[1]	Annualized Total Return 5/31/08 - 5/31/09
3-Month Treasury Bills		1.07%
10-Year Treasury Notes		7.83%
U.S. Stocks	S&P 500 Index	-32.57%
International Stocks	MSCI EAFE	-36.61%
Emerging Markets Stocks	MSCI EM	-34.36%
High Yield Bonds	Barclays U.S. Corporate High Yield	-7.77%
Investment Grade Corporate Bonds	Barclays U.S. Corporate Investment Grade	0.43%

For the period June 1, 2008 through March 9, 2009, the S&P 500 declined over 50% and investor pessimism reached an extreme point in reaction to a long list of negative developments. While such large negative returns are rare, they have happened before when there was a sudden and intense change in the economic environment or investor expectations. We should expect them to happen again at some point in the future within a longer-term trend of growth. However, when we examine the historical pattern, we also see that the best returns very often follow the worst. Thus it is essential to chart one’s course with the idea that tough times do happen in order to stay on course through the tougher periods. The S&P 500 has in fact increased 36.61% from its March 9, 2009 low through May 31, 2009 and the Fund gained 39.23%.

While it is during extraordinary times in the financial markets that our investment principles are tested, it is also in extraordinary times that we have the opportunity to refine and improve upon our investment approach and portfolio holdings. With our long-term view, we have focused on the key elements of our “flexible value” portfolio strategy. Over the past 12 months, we took advantage of the market volatility to execute on our value-oriented philosophy of investing in well-positioned companies with above-average prospects at very reasonable or cheap valuations. We added a number of new securities to the portfolio that we believe were acquired at attractive prices, and we eliminated holdings that no longer fit our investment criteria. We acknowledge that there have been some permanent losses in the past year in the portfolio, but we are confident that most of the portfolio companies are simply down in price and recent prices do not reflect the true economic value of their underlying businesses.

The “flexible value” strategy expands the bargain hunting concepts of value investing to a broad range of opportunities. Rather than label stocks as value or growth, we believe that growth is an integral part of the value equation. We look for common stocks that are undervalued based on characteristics such as earnings, dividends, cash flow and asset values, both today and in the future. We consider other factors such as competitive position, the balance and outlook for supply and demand, the quality of management and management’s focus on creating shareholder value.

We believe that the portfolio is well positioned today with more diversity and balance as we have been investing in a broader array of economic sectors than in the past. An example would be the increase in energy holdings, where last year’s rapid decline in commodity prices produced outstanding investment opportunities in an area where attractive valuations were previously lacking.

1For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Flexible Value Fund

A Message To Our Shareholders

May 31, 2009

Additionally, we continue to focus on companies with staying power while avoiding marginal situations. To benefit from the eventual economic recovery, companies must be able to survive to see the other side. We are enthusiastic about the earnings recovery potential inherent in the stocks that we own, but the portfolio is invested with consideration to a range of possible economic scenarios. When combined with their current low valuations, the Fund’s portfolio of holdings has the potential to produce above-average investment gains—both absolutely and relative to the market—over time.

With respect to the specific holdings that impacted the Fund’s performance during the annual period, Broadridge Financial Solutions, Inc., a technology based service provider to the financial services industry, Google, Inc., the online search engine and Magellan Midstream Holdings, LP the energy pipeline and storage company, were the strongest contributors to the Fund’s returns. These three holdings significantly outperformed the market in the last 12 months. The Fund continues to hold Google, Inc, and Magellan Midstream Holdings, LP as both are reasonably valued, have excellent prospects, good management, and strong competitive positions. We eliminated Broadridge Financial Solutions, Inc. from the portfolio as the stock was up significantly from cost and exceeded our estimate of near-term value.

The largest performance detractors to the Fund included Prudential Financial, Inc., a financial services company, Coventry Health Care, Inc., a managed care provider and Berkshire Hathaway, Inc., a holding company of diversified businesses best known for its chairman, Warren Buffett. Prudential Financial, Inc., was eliminated in the period as we believed there were better long-term opportunities in other financial companies. The Fund continues to hold both Coventry Health Care, Inc., and Berkshire Hathaway, Inc. as we believe both are currently undervalued.

We are at or near the negative economic extremes of the post-WWII era, with declines in Gross Domestic Product1 and similar indicators comparable to the recession of 1973-74 or 1980-81. While conditions may worsen from here, we believe this is an event investors collectively fear; such a development is so widely recognized as a possibility that any stabilization should be a sharp positive. Several stabilizing factors are in process to help stem the decline, including highly stimulative fiscal and monetary policies and various programs to restore the flow of credit. In addition, inventory liquidations by businesses and the low spending rate of consumers eventually create pent-up demand for replacement goods. The spark to reignite confidence and growth once again may come from something as simple as a slight improvement from one of the more dismal economic data points.

We do not intend to minimize the severity of the current economic situation, nor can we know for sure when the stock market and economy will actually bottom. But the weight of evidence – investor overreaction to economic swings, intense risk aversion and fear, low valuations, and positive economic divergences – suggests that this is a time to hold fast to equities. We believe future stock returns should be quite rewarding.

We appreciate the trust that you have placed in us. Please note that we are not only managers of the Fund but are also shareholders of the Fund. We remind you that we do not intend to do anything with your money that we would not do with our own.

Sincerely,

R. Hutchings Vernon

Portfolio Manager

Michael L. Foss

Portfolio Manager

Nina K. Yudell

Portfolio Manager

Brown Advisory Flexible Value Fund was formally named the Flag Investors Equity Opportunity Fund. The name change was effective October 31, 2008.

1 For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Flexible Value Fund

Performance Chart and Analysis

May 31, 2009

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund, and measured against the broad-based securities market index. The S&P 500 (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual funds. Investors cannot invest directly in an index.

Average Annual Total Return as of 5/31/09	One Year	Since Inception
A Shares (with sales charge)[1]	-32.97%	-21.49%
Institutional Shares2, [3]	-29.29%	-17.14%
S&P 500 Index	-32.57%	-15.47%*
		-13.60%**

	A Shares	Institutional Shares
Gross Expense Ratio[4]	2.20%	1.95%
Net Expense Ratio[4]	1.35%	1.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2009. Without these waivers, performance would have been lower.

1 Commenced operations on January 24, 2007 and reflects the deduction of the maximum front-end sales load of 4.75%.

2 Commenced operations on November 30, 2006.

3 Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.

4 Per the Fund’s prospectus dated February 26, 2009. Additional information pertaining the Fund’s expense ratios as of May 31, 2009 can be found in the Financial Highlights.

*The performance return for the Index is calculated from January 24, 2007 (A Shares).

**The performance return for the Index is calculated from November 30, 2006 (Institutional Shares).

Brown Advisory Small-Cap Growth Fund

A Message To Our Shareholders

May 31, 2009

For the 12-month period ended May 31, 2009, the Brown Advisory Small Cap Growth Fund Institutional Shares (the “Fund”) returned -32.47%, which is comparable to the -31.55% total return for Fund’s benchmark index the Russell 2000® Growth Index[1]. We are disappointed in our absolute investment returns, but the global financial crisis that unfolded left no corner of the equity market unscathed. Recently, we were encouraged by the strong bounce of the global indices off their March lows and are optimistic that the bottom-up construction of the Fund will enable it to demonstrate improved relative and absolute returns as company fundamentals once again surpass broad macro concerns as the primary factor governing performance.

Fiscal year 2009 was indeed painful. We believe, however, that it is important not to banish the memory from our minds, but instead to embrace the lessons learned from the past 12 months. The primary byproduct of an examination of what we learned in fiscal 2009 was the realization that great moments of stress often coincide with great moments of opportunity. While this may be intuitively obvious and has resulted in numerous well-known investment sayings – “be greedy when others are fearful” or “buy when blood is in the streets” – it is quite another matter to have the mental discipline necessary to actually exploit the inefficiencies in the market. The challenge lies in the fact that during normal times (if there are such things), an analyst or portfolio manager may only be working on 2 or 3 attractively priced opportunities. In times like the present, when everything is down 40-50% or more, the number of businesses that invite examination can go up considerably. Couple this situation with what we call “macro paralysis” and it is possible to drown in a sea of opportunity.

To combat this problem, we introduced a simple framework of filters to drive our team’s productivity even higher by increasing the throughput of new investment ideas in the belief that the more opportunities one examines the better the resulting portfolio.

Investment Concerns:

•  Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•  Securities of growth companies can be more sensitive to the company’s earning and more volatile than the market in general.

•  Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

“A few major opportunities, clearly recognizable as such, will usually come to one who continuously searches and waits, with a curious mind, loving diagnosis involving multiple variables. And then all that is required is a willingness to bet heavily when the odds are extremely favorable, using resources available as a result of prudence and patience in the past.” – Charles Munger, Berkshire Hathaway.

We are pleased to report that our team continues to enhance the quantity of its new idea generation, while maintaining or improving the quality of our analysis, as evidenced by the top ten contributors to performance for the fiscal year. Seven of the top ten contributors were introduced during the last 12 months. In fact, the top three contributors are all recent additions. priceline.com, Inc., a leading player in the online travel market, advanced 112% from highly depressed levels after posting consecutive quarters of strong financial results. Citrix Systems, Inc. an innovative company focused on desktop virtualization, was up over 17% as management’s focus on operating margin expansion cushioned the bottom line impact of slowing revenue growth. Finally, FMC Technologies, Inc. a dominant deep water oil service company, appreciated more than 70% as oil prices bounced materially off their lows late in the year. We were encouraged that these top contributors represented a broad swath of the economy.

Unfortunately, the credit crisis produced more low lights than highlights. As one might expect, the main detractors from performance came out of the consumer and financial sectors. Orbitz Worldwide, Inc. an online travel company, did not replicate our success in priceline.com, Inc. as concerns over a debt-laden balance sheet overshadowed reasonably good fundamental results, producing a 57% decline. Another consumer-centric business, Orient Express Hotels, a high-end hotel company, fell nearly 80% due to, once again, an overleveraged balance sheet. The financial company that hurt results meaningfully was Affiliated Managers Group, an asset management firm. The stock dropped by roughly 66% on worries that its hedge fund affiliates would experience sizeable outflows due to poor performance and the drop in assets under management produced by the general market decline would impair earnings. We continue to hold a position in Orbitz Worldwide, Inc. on the belief that it controls a strategically important asset in the online travel market, but have exited the latter two names above as better opportunities arose.

Despite the turbulence and volatility of the equity market, we are optimistic that the worst case economic scenario may be off the table and a return to company fundamentals as the main driver of stock performance will benefit our strategy. More specifically, high-quality growth businesses, the type we tend to traffic in, are arguably attractively valued relative to the broad market. We promise to strive to take advantage of the opportunities presented to us and to learn from the mistakes that are inevitable in this challenging environment. We appreciate your support and will work hard to continue to earn it.

Sincerely,

Christopher A. Berrier

Portfolio Manager

Timothy W. Hathaway, CFA

Portfolio Manager

1 For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Small-Cap Growth Fund

Performance Chart and Analysis

May 31, 2009

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Growth Index (“Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return as of 5/31/09	One Year	Three Year	Five Year	Since Inception
A Shares (with sales charge)1, [2]	-35.04%	-7.18%	-2.34%	-1.58%*
D Shares[3]	-32.61%	-5.88%	-1.45%	7.14%**
Institutional Shares[4]	-32.47%	-5.59%	-1.08%	-0.03%*
Russell 2000® Growth Index	-31.55%	-8.79%	-1.31%	-0.92%*
				6.39%**

	A Shares	D Shares	Institutional Shares
Gross Expense Ratio[5]	2.09%	1.61%	1.27%
Net Expense Ratio[5]	1.87%	1.61%	1.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2009. Without these waivers, performance would have been lower.

[1]

Performance information for A Shares, prior to commencement of operations on April 25, 2006, is based on the performance of Institutional Shares, and adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load of 3.50%.

2 Commenced operations on April 25, 2006.

3 Commenced operations on September 20, 2002. Effective April 25, 2006, the Fund ceased the public offering of D Shares.

4 Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.

5 Per the Fund’s prospectus dated February 26, 2009. Additional information pertaining the Fund’s expense ratios as of May 31, 2009 can be found in the Financial Highlights.

*Return from June 28, 1999 (A and Institutional Shares).

**Return from September 20, 2002 (D Shares).

Brown Advisory Small-Cap Value Fund

A Message To Our Shareholders

May 31, 2009

During the 12-month period ended May 31, 2009, the Brown Advisory Small-Cap Value Fund Institutional Shares (the “Fund”) returned -28.52% in value. During the same period, the Russell 2000® Value Index[1] (the “Index”), the Fund’s benchmark, returned -32.22%.

For the Fund’s fiscal year ended May 31, 2009, overall stock prices fell significantly because of several factors, including slowing economic growth, declining real estate prices, the demise of several major financial institutions and deterioration in the availability of credit. There were forces, however, that moderated the decline in equity prices, including Federal Reserve (the “Fed”) actions to stabilize and extend liquidity to the financial system, short-term interest rates approaching zero and government legislation to stimulate the economy and cushion dislocations in industries such as banks and automobiles. Energy prices fell substantially during the Fund’s fiscal year but were quite volatile making corporate earnings less predictable for many companies.

Equity prices have rallied sharply since the market bottom on March 9, reflecting an easing of the credit crisis and the potential for a rebound in corporate profitability in 2010. Looking forward, there are both risks and opportunities. In light of record government budget deficits and Federal Reserve (the “Fed”) moves to increase liquidity, rising inflation is a longer-term risk. Although the Fed has stated that it intends to keep short-term interest rates low for some time, higher interest rates are inevitable once economic activity rebounds. Based on our conversations with portfolio companies, we do not expect any near-term economic rebound to be strong enough to make either inflation or interest rates a major impediment to the equity market this year. In our view, the upside opportunity in stocks would arise from improving investor confidence in the prospects for economic growth and normal functioning of the credit markets.

Investment Concerns:

•  Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•  The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

•  Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The Fund’s return exceeded the return of the Index for this 12-month period. The primary reason was that the Fund’s investments within the industrials, consumer discretionary and consumer staples sectors exceeded the returns of the comparable indices. In the industrials sector, the Fund’s stock selection, particularly defense-related investments, contributed positively to our relative performance. In the consumer sectors, the Fund’s stock selection in media stocks and food and beverage stocks contributed positively to our relative performance. Investments in the information technology, materials and health care sectors lagged sector indices for the period.

From an individual stock perspective, the Fund’s largest contributors to performance included Dolan Media Co., Hilb Rogal & Hobbs Co., Hansen Natural Corp., American Eagle Outfitters, Inc., and Beckman Coulter, Inc. The largest detractors from performance were Carpenter Technology, Convergys Corp., Investment Technology Group, Inc., Kaman Corp., and Venoco, Inc. Recent divestitures included: Hansen Natural, Scholastic, Teletech Holdings, Carpenter Technology and Barnes & Noble. These stocks were sold because we felt that they no longer offered an acceptable return at their sale prices and the sale proceeds were reinvested in stocks that we believe offer more attractive potential for future returns. New purchases in the period included Interactive Data Corp., Concho Resources, Inc., Hewitt Associates, Inc., Beckman Coulter, Inc., R.R. Donnelley & Sons Co., Willis Group Holdings, Ltd., Broadridge Financial Solutions, Inc., Henry Schein, Inc., J.M. Smucker Co., Watson Wyatt Worldwide, Inc., Alberto-Culver Co., American Eagle Outfitters, Inc., Clean Harbors, Inc., and Stanley Works.

The Fund seeks long-term capital appreciation through investments in companies which we believe are attractively priced based on the companies’ ability to generate cash flow beyond that required for normal operations and reinvestment in the business. In addition, investments are favored in companies with businesses that are run by highly motivated and competent management and are undervalued with discrete potential catalysts that might unlock an investment’s value. We believe this strategy is fundamentally sound and positions the Fund well in the current market environment.

Sincerely,

Amy K. Minella

Portfolio Manager

Eugene Fox, III

Portfolio Manager

Robert B. Kirkpatrick, CFA

Portfolio Manager

1For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Small-Cap Value Fund

Performance Chart and Analysis

May 31, 2009

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return as of 5/31/09	One Year	Three Year	Five Year	Since Inception (10/31/03)
A Shares (with sales charge)[1]	-31.41%	-12.12%	-1.56%	0.61%
Institutional Shares[2]	-28.52%	-10.56%	-0.27%	1.99%
Russell 2000® Value Index	-32.22%	-11.62%	-1.24%	0.66%

	A Shares	Institutional Shares
Gross Expense Ratio[3]	2.57%	1.29%
Net Expense Ratio[3]	1.87%	1.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2009. Without these waivers, performance would have been lower.

1 A Shares and reflects the deduction of the maximum front-end sales load of 3.50%.

2 Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.

3 Per the Fund’s prospectus dated February 26, 2009. Additional information pertaining the Fund’s expense ratios as of May 31, 2009 can be found in the Financial Highlights.

Brown Small-Cap Fundamental Value Fund

A Message To Our Shareholders

May 31, 2009

The Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares (the “Fund”) was launched on December 31, 2008. From inception of the Fund to the end of the fiscal year on May 31, 2009, the Fund posted a positive total return of 4.86%, ahead of the Fund’s benchmark, the Russell 2000® Value Index[1], which had a total return of -4.89% .

Our investment philosophy starts with a basic premise – that ‘price’ does not necessarily equate to ‘value.’ Simply stated, price reflects what one is willing to pay in the marketplace, and value refers to the underlying worth of a company. As value investors, we look to invest opportunistically in securities that are mispriced relative to our fundamental assessment of a company’s underlying value.

Two-thirds of the Fund is allocated to the financial, consumer and technology sectors. Financials are a disproportionately large and distressed segment of the small cap value universe. Although they represent our largest sector exposure, we remained under-weight due to continuing levels of risk in the sector. With uncertainty surrounding bank earnings, government influences, liquidity needs and capital ratios, we generally avoided regional banks and real estate investment trusts. Rather, four of our top ten holdings, Broadridge Financial Solutions, Inc., Total System Services, Inc., Jack Henry & Associates, Inc., and DST Systems, Inc., are plays on financial processing. We consider our investments in transaction processors as a differentiated, low-risk and inexpensive way to invest in financial services. We like their recurring revenue models, especially ones with long-term contracts tied to critical operating systems. We also own PacWest Bancorp and Pacific Premier Bancorp, Inc., small banks which are not burdened by the potentially dilutive impact of the Trouble Asset Relief Program’s1 preferred investments from the government. In fact, PacWest Bancorp was able to raise private equity capital at a significant

Investment Concerns:

•   Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

• Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

• The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

premium to tangible book value at the end of 2008. At times, we will also own non-equity securities of a company’s corporate structure. As an example, we purchased the trust preferred securities of ASBC Capital I Trust, a conservatively managed bank in the Midwest that in our estimation provides a more attractive risk-adjusted potential return than investing in the common equity.

With the U.S. consumer still facing diminished spending power, we have favored investments in the consumer sector that are generally less discretionary. Casey’s General Stores, Inc. operates convenience stores in the Midwest, primarily in small rural towns with limited competition for its in-store products and gasoline service. Besides being a well-managed company, Casey’s General Stores, Inc. owns almost all of its stores and underlying real estate, representing an attractive hidden asset value that is under-appreciated by the market and providing a valuation floor for the stock. Hillenbrand, Inc. and Brink’s Home Security Holdings, Inc. are two companies we own that have solid balance sheets supported by solid levels of free cash flow. Hillenbrand, Inc. is the market-leading supplier to cyclically resistant funeral homes, and Brink’s Home Security Holdings, Inc. security alarm business is based on recurring monthly revenues with relatively high visibility. Both were recent spin-offs with significant and valuable assets allocated to each company prior to the spin. Shareholder migration and investor inattention created the buying opportunities at attractive valuations. Overall, given the more defensive, economically resilient characteristics of our consumer holdings, the Fund was negatively impacted by having little exposure to restaurants and retailers which demonstrated strong moves off the bottom and are more leveraged to the prospects of an economic recovery.

In the technology and telecommunication sectors, several of our companies have balance sheets with little or no debt and have earned high returns on invested capital. Double-Take Software, Inc. sells affordable data protection and replication software primarily to small and medium-sized businesses. Storage-related spending remains a priority for most company CIOs and should be less sensitive to current pressures on IT budgets. InterDigital, Inc. designs and licenses its intellectual property for wireless communication products. A recent sizeable settlement with Samsung not only will inject cash into InterDigital’s already strong balance sheet, but suggests that the market may be under-estimating the potential earnings power of its licensing programs. While not immune to the economic slowdown, both companies continue to innovate while carrying minimal leverage risk in the current environment.

1For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Small-Cap Fundamental Value Fund

A Message To Our Shareholders

May 31, 2009

Since the Fund’s launch, we added new names to the portfolio, including: Assurant, Inc., Brink’s Home Security Holdings, Inc., Coinstar, Inc., Dresser-Rand Group, Inc., Fifth Street Finance Corp., Hillenbrand, Inc., Hilltop Holdings, Inc., Knology, Inc., LSB Industries, Inc., Prospect Acquisition Corp., Snap-on, Inc., and Third Point OffShore Investors Ltd. The following positions were eliminated during the same period: Complete Production Services, Inc., Diodes Incorporated, Extra Space Storage, Inc., Global Brands Acquisition Corp., Harman International Industries, Inc., Parametric Technology Corp., and Primus Guaranty, Ltd.

The leading contributors to the Fund’s return in the last five months were: Tessera Technologies, Inc., Knology, Inc., Broadridge Financial Solutions, Inc., and Cato Corp. The largest detractors from performance were: Jackson Hewitt Tax Service, Inc., Comtech Telecommunications Corp., PacWest Bancorp, and Extra Space Storage, Inc.

During the fiscal period, we owned shares in a number of Special Purpose Acquisition Corporations, or SPACs. We think of these investments as buying liquid government guaranteed securities at a discount. Though not assigned to a specific sector, they contributed positively to our performance. Also, in conjunction with the launch of a new fund, we held a higher than normal level of cash as we searched for attractive value investment opportunities. We do not intend to make cash allocation decisions part of our overall investment strategy. We expect our cash weighting to trend down as we continue to diversify the portfolio and diligently deploy capital into new ideas.

We understand the irony of starting a fund in the midst of a recession and in such turbulent period, but we actually feel that we could not have picked a better time. After the broad market decline in 2008, the universe of meritorious investment ideas is large. The market remains volatile. The Russell 2000® Value Index declined more than 35% since the beginning of the calendar year to a multi-year low in March, but recovered close to 50% by the end of May. Given the market volatility, as value investors, we seek to capitalize on misperceptions and market inefficiencies that can drive the difference between market price and business value. In short, we believe this will prove to have been an excellent time to launch.

Sincerely,

Doron S. Eisenberg, CFA

Portfolio Manager

J. David Schuster

Portfolio Manager

Brown Small-Cap Fundamental Value Fund

Performance Chart and Analysis

May 31, 2009

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund, and measured against a broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual funds. Investors cannot invest directly in an index.

Average Annual Total Return	Since Inception
as of 5/31/09	(12/31/08)
Institutional Shares[1]	4.86%
Russell 2000® Value Index	-4.89%

Institutional Shares
Gross Expense Ratio[2]	1.92%
Net Expense Ratio[2]	1.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects voluntary fee waivers in effect through September 30, 2009. Without these waivers, performance would have been lower.

1 Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.

2 Per the Fund’s prospectus dated February 26, 2009. Additional information pertaining the Fund’s expense ratios as of May 31, 2009 can be found in the Financial Highlights.

Brown Advisory Opportunity Fund

A Message To Our Shareholders

May 31, 2009

During the trailing 12 months ended May 31, 2009, the Brown Advisory Opportunity Fund Institutional Shares (the “Fund”) returned -37.75%, trailing the performance of the benchmark Russell 3000® Index[1], which posted a total return of -32.85%.

The Fund was frankly not well-positioned heading into the economic downturn. As business confidence plummeted and financing dried up, demand for large-ticket, durable goods proved particularly vulnerable. The Fund’s overweight position in industrials caused the largest degree of under-performance by sector. Among the ten most negative securities in terms of their contribution to performance, four industrial companies stood out. Building contractors canceled orders for Oshkosh Corp. access equipment, which contributed to a debt covenant breach and an increase in funding costs. Demand for Trimble Navigation, Ltd. GPS navigation hardware fell as engineering and construction firms drastically cut discretionary spending on the heels of reduced visibility in their order books. Rockwood Holdings, Inc.’s exposure to the automotive and residential construction markets proved costly as auto demand in North American and Western Europe plummeted. Finally, General Cable, a manufacturer of copper cable for the utility and energy markets, saw its margins erode as volumes fell.

Conversely, the Fund’s under-weight in consumer staples proved costly at a time when companies with more stable earnings profiles performed better than the index. From a sector perspective, consumer staples were the second most negative contributor to performance behind materials.

Energy companies largely under-performed during the period as commodity prices tumbled from record highs reached during the middle of 2008. Ultra Petroleum, a natural gas producer, and Schlumberger, a supplier of equipment and services to the energy complex, were notably poor performers. Neither Ultra’s low-cost production advantage nor Schlumberger’s leading international customer base could overcome the tremendous fall in demand as a result of the economic downturn.

Investment Concerns:

•  Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•  Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

•  Concentration of the Fund in securities of a limited number of issues exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund’s overweight in technology contributed most positively to performance. Citrix Systems, Inc. and Apple, Inc. lead the way from a security perspective. Google, Inc. also performed well during the period as advertisers abandoned traditional media in favor of the company’s leading position in Internet search capabilities. During the economic downturn, cutting-edge information technology is a critical enabler as companies look to become more efficient and reduce their cost structures. Moreover, strong balance sheets and large cash positions proved to be a significant advantage for many technology companies as the credit crisis impeded access to financing.

We took advantage of the extreme sell-off in the equity market in March to add high-quality names that we believed to be selling at bargain-basement prices. Several of these companies had an immediate favorable impact and contributed positively to performance, including Best Buy, Air Products & Chemicals, Inc., Tiffany & Co., and Franklin Resources, Inc. Each of these companies has industry-leading franchises, proven management teams, and great brand name recognition.

Overall, we were quite active during the period. Given the markets’ indiscriminate sell-off earlier in the calendar year, we concluded that larger-capitalization companies offered significant upside with less risk than smaller-capitalization companies due to the latter’s having less seasoning as public companies and sometimes unproven business models. Consequently, we sold smaller capitalization holdings in favor of larger, better-established franchises with stronger balance sheets and longer histories of growth. Holdings that were sold included Cepheid, Cogent Communications, Flotek Industries, Insulet, ION Geophysical and Metabolix. We added Costco Wholesale Corp., Eaton Corp., Global Payments, Inc., Jacobs Engineering Group, Inc., MasterCard, Inc., and Snap-on, Inc. at what we think are very attractive valuations. We believe that the market under-appreciates the long-term earnings power of these franchises, and that once the economy improves, they may enjoy a faster pace of profit growth than the market.

Despite the near-term uncertainty and the poor economic backdrop, we believe that our fundamental research process coupled with the strategy of identifying secular investment trends should drive strong performance over the long term.

Sincerely,

David B. Powell CFA

Portfolio Manager

1For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Opportunity Fund

Performance Chart and Analysis

May 31, 2009

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment for a ten-year period, including reinvested dividends and distributions, in the Fund and measured against the broad-based securities market index. The Russell 3000® Index (“Index”) measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return on 5/31/09	One Year	Three Year	Five Year	Ten Year
Institutional Shares1, [2]	-37.75%	-9.18%	-5.53%	-5.98%
Russell 3000® Index	-32.85%	-8.40%	-1.52%	-1.00%

Institutional Shares
Gross Expense Ratio[3]	1.73%
Net Expense Ratio[3]	1.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2009. Without these waivers, performance would have been lower.

1 Prior to December 30, 2005, the Fund operated as the sole series of The Nevis Fund, Inc., an open-end mutual fund (the “Predecessor Fund”). The Predecessor Fund    maintained the same investment objective and substantially similar investment policies to that of the Fund. The performance of the Fund’s Institutional Shares prior to    December 30, 2005 is that of the Predecessor Fund.

2 Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.

3 Per the Fund’s prospectus dated February 26, 2009. Additional information pertaining the Fund’s expense ratios as of May 31, 2009 can be found in the Financial Highlights.

Brown Advisory Core International Fund

A Message To Our Shareholders

May 31, 2009

The two dates June 1, 2008 and May 31, 2009 mark a one year period but also may act as bookends to the beginning and end of turmoil that spread through global equity, bond and real estate markets causing a decline in asset values, the magnitude of which has not been seen since the Great Depression of the 1930’s. During this period, the Brown Advisory Core International Fund returned -44.96% while the MSCI EAFE Index[1] (“Index”) returned -36.61%. While the lag in performance is disappointing, it should be noted that there were two main waves of market chaos marked by the huge sell-off from July 2008 through October 2008 and the market surge from early March 2009 to early May 2009 that defined the Funds performance trajectory during the one year period ended May 31, 2009. These two periods specifically did not favor our style of equity management as irrational behavior fueled market sentiment, causing a disconnect between our stock selection criteria and resultant stock returns. The interim months produced moderately positive results, relative to the Index but not nearly enough to mitigate the lag experienced during the sell-off in July to October 2008 and the relief rally from early March through early May 2009.

This tumultuous period saw the demolition of markets and the evaporation of liquidity. Countries such as Iceland and Ireland saw their banking systems on the verge of bankruptcy only to be nationalized by their ailing governments. Ireland’s equity market declined by almost 70% during this one year period while most other countries were off 28% to 50% inflicting a variety of economic chaos and a complete reversal of expectations for growth and earnings. This was further complicated by the size and magnitude of fiscal stimulus from governments around the world and their central banks. Our focus is to find stocks with improving earnings prospects that are also fairly valued relative to their peers within countries and sectors. The abrupt change in global growth expectations and resultant increase in uncertainty for predicting future earnings created a particularly strong

Investment Concerns:

•   Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•   International investing involves increased risk and volatility.

•   The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

•   Securities of growth companies can be more sensitive to the company’s earning and more volatile than the market in general.

headwind for our style during the two periods aforementioned. While we remained true to our investment style throughout this time frame, the markets favored companies with little earnings prospects and, during March to May 2009, companies that had forecast losses. During the relief rally the market favored stocks that were the broken stories such as banks and financial institutions that were being saved through government intervention. Certainly not the types of companies we feel belong in our disciplined strategy.

Stock selection was difficult in Japan and the United Kingdom. Many of the deep cyclical and consumer discretionary companies were hit hard in Japan as consumer spending halted and GDP1 growth generally contracted for two quarters back to back. The effect of the sell-off in Japan was further exacerbated by hedge fund investors that were reducing leverage and exposure to meet heavy withdrawal requirements. More specifically, the financial and industrial sectors were negatively impacted by this market activity as there was a notable disconnect between stock price behavior and company’s fundamentals. A handful of names including Mazda and Makita were exposed to slower global growth while Mitsubishi UFJ Financial Group, Inc. was negatively impacted by dramatically lower commodity prices after being a high flier over the past year. In addition, Kenedix, Inc., a real estate management firm in Japan, and thought to be a safe haven while avoiding the banking sector, was assessed a heavy discount due to potential risk from the lack of available liquidity in the credit markets. Exposure to banks and insurance companies in the UK also detracted from performance as the contagion of potential losses from real estate and related structured product exposure surged through the industry like a tsunami.

The more defensive sectors experienced better returns despite being negative over the full year. Consumer staple and health care sectors had the best performance relative to all other major sectors, falling 27% and 21%, respectively. Security selection was a plus in those two sectors as well as the energy sector which had experienced a fair amount of volatility during the year. Not all financial institutions disappointed as our holdings in HSBC Holdings PLC in the early part of the year proved helpful to performance as did Mitsubishi UFJ Financial Group, Inc., and Nomura Holdings in Japan.

1For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Core International Fund

A Message To Our Shareholders

May 31, 2009

The implosion of global economic activity this year and last caused a spectacular reduction in corporate profitability. Earnings expectations had grown so negative in the 4th quarter of 2008 and 1st quarter of 2009 that the viability of many small and large companies came into question. At the end of March 2009, earnings expectations were so dismal that aggregate earnings were revised downward by almost 25% for companies in the Index. Earnings revisions in the first quarter for companies in Japan alone dropped by almost 46%. Only recently have we seen an improvement in such dire forecasts for earnings expectations. While the 90-day change in the average earnings estimates as of the end of May 2009 had improved to -13%, for all economic regions and sectors represented in the Index, we have been able to identify pockets of positive earnings expectations in specific sectors of the portfolio. By building this advantage relative to the Index, we believe that there is potential for positive Fund returns relative to market returns.

Sincerely,

Remi J. Brown, CFA

Managing Director, International Equity

Peter S. Carpentar, CFA

Senior Portfolio Manager

Brown Advisory Core International Fund

Performance Chart and Analysis

May 31, 2009

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund, and measured against the broad-based securities market index. The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) (“Index”) designed to measure the performance of the developed stock markets of Europe, Australia and the Far East. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return as of 5/31/09:	One Year	Three Year	Five Year	Since Inception (1/28/03)
Institutional Shares[1]	-44.96%	-13.65%	-1.71%	4.50%
MSCI EAFE Index	-36.61%	-7.80%	2.87%	8.90%

Institutional Shares
Gross Expense Ratio[2]	1.26%
Net Expense Ratio[2]	1.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[2]	Per the Fund’s prospectus dated February 26, 2009. Additional information pertaining the Fund’s expense ratios as of May 31, 2009 can be found in the Financial Highlights.

Brown Advisory Maryland Bond Fund

A Message To Our Shareholders

May 31, 2009

We are pleased to report on the progress of the Brown Advisory Maryland Bond Fund (the “Fund”) for the fiscal year ended May 31, 2009. For the fiscal year as a whole, the Fund produced a total return of 5.06% versus 6.02% for the Fund’s benchmark, the Barclays Capital (formerly Lehman Brothers) 1-10 Year Blended Municipal Bond Index[1]. In contrast, the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index[1] returned 3.57%. The high quality, single state bias of the Fund contributed to returns that were less than the stated benchmark.

As investors search for alternatives to the meager yields offered by Treasuries, we see opportunities in the municipal bond market, a sector of the fixed income market that was not immune to destabilization in the credit markets. We believe the public sector will face unprecedented challenges going forward as a result of the economic downturn’s impact on income, real estate and sales tax collections. Municipalities rely on these sources of income as a means of financing both public services and debt service requirements. As a result, some state and local governments may struggle. However, we feel municipalities with proven track records of prudent financial management through difficult times, likely those with higher credit ratings and those with revenue streams backed by essential services, may provide attractive returns.

Municipalities will be clear beneficiaries of the proposed stimulus package through its focus on infrastructure spending and increased payments for Medicaid. There are, however, questions regarding the structure and implementation of the package, and it will take time for any measures to meaningfully impact the economy. In the meantime, state and local governments will be forced to make the tough decisions regarding potential tax increases and cuts to services provided to its citizens. For taxpayers and recipients of these services, these decisions may be hard to digest; however, for bondholders, they are the measures necessary to balance budgets and maintain credit ratings.

During the past fiscal year, we focused on maintaining average duration in the four- to five-year range with purchases of intermediate maturity, high-quality bonds. We invested funds from maturities and positive cash flows in maturities from two- to 15-years; however, most purchases were typically in the five- to eight-year maturity range. We took advantage of the unprecedented weakness in the municipal market during the liquidity crisis of late fall 2008 through January of 2009 to deploy strong Fund cash flows into general obligation and essential service revenue issues. As a result, we continue to maintain the overall high quality and strong liquidity of the Fund.

Investment Concerns:

•   Bondfunds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally, bond prices fall when interest rates rise, and vice versa. This effect is usually more pronounced for longer-term securities.

•   Thegeographical concentration of portfolio holdings in this fund may involve increased risk.

•   Themortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

•   Concentrationin a limited number of issuers exposes the Fund to greater market risk then if its assets were diversified among a greater number of issuers.

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland state income taxes without undue risk. The intention of the Fund is to maintain an average weighted maturity between four- and ten-years, thus seeking to limit the risk of principal losses due to interest rate fluctuations. Over the past year the average weighted maturity of the Fund has been approximately between 5.2 and 6.4 years. The Fund is classified as a non-diversified Fund, meaning that it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may represent over 5% of assets. As of May 31, 2009, approximately 61% of the Fund was invested in issues that each represented less than 5% of the Fund’s total assets. The top five holdings represent approximately 39% of Fund assets and the overall credit quality is AA2. The top five largest holdings in the Fund as of May 31, 2009 were Maryland Department of Transportation (5%), Montgomery County, Maryland (7%), Washington Suburban Sanitation District (9%), Baltimore County, Maryland (8%) and the State of Maryland (10%).

Sincerely,

Paul D. Corbin

Portfolio Manager

Monica M. Hausner

Portfolio Manager

[1]	For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.
[2]

The securities within the Fund are rated by Standard & Poor’s. The rating is historical and is based upon the Fund’s credit quality, market exposure and management. It signifies that the Fund’s safety is excellent and that it has superior capacity to maintain a $1.00 net asset value per share.

Brown Advisory Maryland Bond Fund

Performance Chart and Analysis

May 31, 2009

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in the Fund and measured against the broad-based municipal bond index. The Barclays Capital (formerly Lehman Brothers) 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return as of 5/31/09	One Year	Three Year	Five Year	Since Inception (12/21/00)
Institutional Shares[1]	5.06%	4.40%	3.48%	3.99%
Barclays Capital 1-10 Year Blended
Municipal Bond Index	6.02%	5.34%	4.43%	4.70%*

Institutional Shares
Gross Expense Ratio[2]	0.62%
Net Expense Ratio[2]	0.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2009. Without these waivers, performance would have been lower.

1 Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.

2 Per the Fund’s prospectus dated February 26, 2009. Additional information pertaining the Fund’s expense ratios as of May 31, 2009 can be found in the Financial Highlights.

* The Performance return for the Barclays Capital 1-10 Year Blended Municipal Bond Index is calculated from December 31, 2000.

Brown Advisory Intermediate Income Fund

A Message To Our Shareholders

May 31, 2009

For the year ended May 31, 2009, the Brown Advisory Intermediate Fund’s Institutional Shares (the “Fund”) returned 4.24%, lagging that of the Fund’s primary benchmark, the Barclays Capital (formerly Lehman Brothers) Intermediate U.S. Aggregate Bond Index[1] at 5.64% and the return for the Barclays Capital (formerly Lehman Brothers) Intermediate Government/Credit Bond Index[1] at 4.79% .

The last twelve months have been a tale of two markets. The first six were fraught with financial crises, most particular the failure of Lehman Brothers in September. Credit markets almost ceased to function as participants became worried about counter party risk and deterioration of borrowers’ capacity to repay debts which could eventually lead to creditor defaults. In mid-October the government rolled out its Troubled Asset Relief Program (“TARP”), initially designed to provide much needed capital to U.S. financial institutions in an attempt to calm markets, but the emphasis quickly moved to restoring the flow of credit to consumers.

It was during this volatile and anxious time that the highest quality securities provided the best returns because of their stable or rising prices. Treasuries, U.S. Agencies and mortgage backed securities guaranteed by government sponsored enterprises (GSEs) like FNMA, Freddie Mac and GNMA experienced a “flight to quality”. Corporate bonds were shunned, prices plummeted and yield “spreads” climbed to levels not seen in decades.

As markets began to adjust to increased government oversight these forces began to reverse themselves. Risk taking once again became desirable, and profitable. Banks which had received TARP money applied to pay it back. The “flight to quality” waned and a “flight to yield” emerged, driving prices of those assets which had been seemingly forgotten back to reasonable levels.

Investment Concerns:

• Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally, bond prices fall when interest rates rise, and vice versa. This effect is usually more pronounced for longer-term securities.

• The mortgage market in the U.S recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

For the most recent three month period the Fund’s corporate bond holdings were its best performers, returning 6%. Our mortgage backed positions averaged about 2% and Treasuries and US Agencies came in virtually flat due to the movements of capital out of those markets and subsequent price declines.

In our letter dated May 31, 2008 we wrote, “Today, the critical issues, in our view, are how much damage to the “real” economy the financial crisis has done or will do, and how much inflationary expectations have been elevated by the dramatic actions of the Fed.” The financial crisis has indeed spilled over into the real economy as major auto manufacturers announced they would declare bankruptcy and credit defaults are up dramatically. Inflation has not yet emerged but expectations of future inflation are becoming a major topic in financial discussions.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Sincerely,

Paul D. Corbin

Portfolio Manager

Monica M. Hausner

Portfolio Manager

1For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Intermediate Income Fund

Performance Chart and Analysis

May 31, 2009

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical $10,000 investment over the past ten fiscal years, including reinvested dividends and distributions, in the Fund and measured against the broad-based securities market index. The Barclays Capital (formerly Lehman Brothers) Intermediate U.S. Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Average Annual Total Return on 5/31/09[1]	One Year	Three Year	Five Year	Ten Year
A Shares (with sales charge)[2]	2.42%	5.05%	3.85%	4.83%
Institutional Shares[3]	4.24%	5.88%	4.45%	5.27%
Barclays Capital Intermediate
U.S. Aggregate Bond Index	5.64%	6.38%	4.96%	5.78%

	A Shares	Institutional Shares
Gross Expense Ratio[4]	0.86%	0.58%
Net Expense Ratio[4]	0.86%	0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 800-540-6807. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects contractual fee waivers in effect through September 30, 2009. Without these waivers, performance would have been lower.

[1]

Prior to September 20, 2002, the A Shares and Institutional Shares of the Fund were classes of the Short-Intermediate Income Fund, Inc., another mutual fund (the “Predecessor Fund”). The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance of the A Shares and Institutional Shares for periods prior to September 20, 2002 is that of the A and Institutional Shares, respectively, of the Predecessor Fund. Net expenses are the same as the Predecessor Fund.

2 Commenced operations on May 31, 1991. Reflects the deduction of the maximum sales of 1.50% .

[3]	Commenced operations on November 2, 1995. Institutional Shares redeemed or exchanged within fourteen days of purchase will be charged a fee of 1.00%, subject to limited exceptions.
[4]	Per the Fund’s prospectus dated February 26, 2009. Additional information pertaining the Fund’s expense ratios as of May 31, 2009 can be found in the Financial Highlights.

Brown Advisory Growth Equity Fund

Schedule of Investments

May 31, 2009

Shares	Security Description	Value $
Common Stock — 94.9%
Consumer Discretionary — 8.8%
56,557	Coach, Inc.	1,485,752
138,072	Comcast Corp., Special Class A	1,794,936
87,904	PetSmart, Inc.	1,789,726

		5,070,414

Consumer Staples — 5.6%
76,753	Alberto-Culver Co.	1,783,740
29,712	Costco Wholesale Corp.	1,441,626

		3,225,366

Diversified Financials — 4.8%
41,335	Bank of New York Mellon Corp.	1,148,286
91,925	Charles Schwab Corp.	1,617,880

		2,766,166

Energy — 10.2%
33,256	Canadian Natural Resources, Ltd.	1,987,379
34,450	FMC Technologies, Inc.(a)	1,433,809
42,631	Schlumberger, Ltd.	2,439,772

		5,860,960

Health Care — 17.7%
32,646	Allergan, Inc.	1,440,668
25,030	Covance, Inc.(a)	1,051,761
31,619	DaVita, Inc.(a)	1,426,333
49,883	IDEXX Laboratories, Inc.(a)	2,087,603
10,938	Intuitive Surgical, Inc.(a)	1,637,200
40,107	Millipore Corp.(a)	2,522,329

		10,165,894

Industrials — 10.1%
29,116	AMETEK, Inc.	915,698
30,470	Danaher Corp.	1,838,865
33,028	Jacobs Engineering Group, Inc.(a)	1,418,222
37,451	Roper Industries, Inc.	1,609,644

		5,782,429

Information Technology — 24.9%
16,008	Apple, Inc.(a)	2,174,046
105,150	Cisco Systems, Inc.(a)	1,945,275
4,348	Google, Inc., Class A(a)	1,814,116
11,404	MasterCard, Inc., Class A	2,010,867
31,156	Micros Systems, Inc.(a)	813,795
35,939	Microsoft Corp.	750,766
77,251	NetApp, Inc.(a)	1,506,395
34,992	Salesforce.com, Inc.(a)	1,327,946
103,777	Trimble Navigation, Ltd.(a)	1,990,443

		14,333,649

Software & Services — 12.8%
81,241	Accenture, Ltd., Class A	2,431,543
63,767	Citrix Systems, Inc.(a)	2,002,921
71,408	Cognizant Technology Solutions Corp., Class A(a)	1,798,768
49,903	Electronic Arts, Inc.(a)	1,147,270

		7,380,502

Total Common Stock (Cost $52,784,408)		54,585,380

Shares	Security Description	Value $
Short Term Investment — 5.4%
Money Market Fund — 5.4%
3,108,728	Investors Cash Trust - Treasury Portfolio, 0.07%(b) (Cost $3,108,728)	3,108,728

Total Investments — 100.3% (Cost $55,893,136)*		57,694,108
Other Assets and Liabilities, Net — (0.3)%		(147,363)

NET ASSETS — 100.0%		$57,546,745

PORTFOLIO HOLDINGS

% of Net Assets

Information Technology	24.9%
Health Care	17.7%
Software & Services	12.8%
Energy	10.2%
Industrials	10.1%
Consumer Discretionary	8.8%
Consumer Staples	5.6%
Money Market Fund	5.4%
Diversified Financials	4.8%
Other Assets and Liabilities	(0.3)%

100.0%

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day net yield of the fund as of May 31, 2009.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $57,191,520 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$5,640,115
Gross Unrealized Depreciation	(5,137,527)

Net Unrealized Appreciation	$502,588

See Notes to Financial Statements.

Brown Advisory Value Equity Fund

Schedule of Investments

May 31, 2009

Shares	Security Description	Value $
Common Stock — 96.3%
Basic Materials — 9.5%
65,495	Air Products & Chemicals, Inc.	4,242,766
39,600	BHP Billiton, Ltd., ADR	2,227,104
95,960	EI Du Pont de Nemours & Co.	2,731,981
35,035	Sigma-Aldrich Corp.	1,697,796

		10,899,647

Consumer Discretionary — 8.2%
21,175	Sherwin-Williams Co.	1,118,040
115,380	Snap-on, Inc.	3,594,087
54,895	Staples, Inc.	1,122,603
65,495	Tiffany & Co.	1,858,093
56,355	TJX Cos., Inc.	1,663,036

		9,355,859

Consumer Staples — 7.2%
27,415	Diageo PLC ADR	1,495,763
106,075	Kraft Foods, Inc., Class A	2,769,618
36,555	Procter & Gamble Co.	1,898,667
88,345	Sysco Corp.	2,116,746

		8,280,794

Energy — 14.0%
43,310	Canadian Natural Resources, Ltd.	2,588,206
22,850	Chevron Corp.	1,523,410
26,835	Devon Energy Corp.	1,697,045
48,955	Diamond Offshore Drilling, Inc.	4,125,927
129,470	Talisman Energy, Inc.	2,109,066
68,355	Total SA ADR	3,940,666

		15,984,320

Financials — 18.1%
140,130	American Express Co.	3,482,231
79,910	Assurant, Inc.	1,888,273
117,315	Bank of New York Mellon Corp.	3,259,011
84,205	BB&T Corp.	1,887,876
94,800	Chubb Corp.	3,758,820
57,880	Franklin Resources, Inc.	3,869,278
49,765	M&T Bank Corp.	2,488,250

		20,633,739

Health Care — 7.8%
28,920	Becton, Dickinson & Co.	1,957,306
25,895	Johnson & Johnson	1,428,368
111,190	Merck & Co., Inc.	3,066,620
56,357	Waters Corp.(a)	2,441,385

		8,893,679

Industrials — 18.4%
38,080	3M Co.	2,174,368
79,205	Deere & Co.	3,443,041
143,180	Dover Corp.	4,501,579
89,865	Eaton Corp.	3,909,128
112,715	Illinois Tool Works, Inc.	3,639,568
90,560	Norfolk Southern Corp.	3,368,832

		21,036,516

Information Technology — 13.1%
91,390	Accenture, Ltd., Class A	2,735,303
143,180	Cisco Systems, Inc.(a)	2,648,830
72,890	Dell, Inc.(a)	844,066

Shares	Security Description	Value $
Information Technology — Continued
52,338	Intel Corp.	822,753
178,710	Microsoft Corp.	3,733,252
176,690	Nokia OYJ ADR	2,703,357
97,485	Symantec Corp.(a)	1,519,791

		15,007,352

Total Common Stock (Cost $107,278,329)		110,091,906

Preferred Stock — 1.1%
Capital Securities — 1.1%
73,990	BAC Capital Trust XII, 6.88%, based on $25.00 liquidation amount per share, linked to Bank of America Corp. junior subordinated notes maturing 08/02/2055 (Cost $1,110,370)	1,287,426

Short Term Investment — 2.4%
Money Market Fund — 2.4%
2,688,191	Investors Cash Trust - Treasury Portfolio, 0.07%(b) (Cost $2,688,191)	2,688,191

Total Investments — 99.8% (Cost $111,076,890)*		114,067,523
Other Assets and Liabilities, Net — 0.2%		237,095

NET ASSETS — 100.0%		$114,304,618

PORTFOLIO HOLDINGS

% of Net Assets

Industrials	18.4%
Financials	18.1%
Energy	14.0%
Information Technology	13.1%
Basic Materials	9.5%
Consumer Discretionary	8.2%
Health Care	7.8%
Consumer Staples	7.2%
Money Market Fund	2.4%
Capital Securities	1.1%
Other Assets and Liabilities	0.2%

100.0%

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day net yield of the fund as of May 31, 2009.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $112,299,418 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$9,483,355
Gross Unrealized Depreciation	(7,715,250)

Net Unrealized Appreciation	$1,768,105

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements.

Brown Advisory Flexible Value Fund

Schedule of Investments

May 31, 2009

Shares	Security Description	Value $
Common Stock — 96.6%
Banks — 1.2%
14,020	Bank of America Corp.	158,006

Consumer Discretionary — 15.6%
4,030	AutoNation, Inc.(a)	63,996
19,740	CarMax, Inc.(a)	221,285
16,985	Comcast Corp., Class A	233,884
10,590	Lowe’s Cos., Inc.	201,316
10,165	Scripps Networks Interactive, Inc., Class A	281,977
12,160	Staples, Inc.	248,672
7,070	TJX Cos., Inc.	208,636
10,640	WABCO Holdings, Inc.	180,667
18,805	Walt Disney Co.	455,457

		2,095,890

Consumer Staples — 8.7%
4,865	Costco Wholesale Corp.	236,050
17,110	Kraft Foods, Inc.	446,742
6,880	PepsiCo, Inc.	358,104
2,700	Wal-Mart Stores, Inc.	134,298

		1,175,194

Diversified Financials — 7.8%
8,970	American Express Co.	222,904
13,070	Bank of New York Mellon Corp.	363,085
3,505	Charles Schwab Corp.	61,688
3,420	Franklin Resources, Inc.	228,627
3,330	M&T Bank Corp.	166,500

		1,042,804

Energy — 12.3%
5,015	Exxon Mobil Corp.	347,790
11,379	Kinder Morgan Management, LLC(a)	510,810
19,020	Magellan Midstream Holdings, LP	399,991
5,830	Occidental Petroleum Corp.	391,251

		1,649,842

Financials — 9.5%
4,700	Assurant, Inc.	111,061
170	Berkshire Hathaway, Inc., Class B(a)	505,240
4,180	First American Corp.	95,346
7,100	Redecard SA, GDR(b)	204,731
13,940	Wells Fargo Co.	355,470

		1,271,848

Health Care — 8.1%
10,460	Coventry Health Care, Inc.(a)	188,803
3,295	Johnson & Johnson	181,752
8,970	Merck & Co., Inc.	247,393
10,230	WellPoint, Inc.(a)	476,411

		1,094,359

Industrials — 10.4%
5,625	Burlington Northern Santa Fe Corp.	407,475
7,600	Canadian National Railway Co.	330,296
3,040	Danaher Corp.	183,464
14,670	General Electric Co.	197,751
5,170	United Technologies Corp.	271,994

		1,390,980

Information Technology — 15.9%
17,480	Flextronics International, Ltd.(a)	69,221

Shares	Security Description	Value $
Information Technology — Continued
945	Google, Inc., Class A(a)	394,282
9,600	Hewlett-Packard Co.	329,760
1,825	IBM Corp.	193,961
3,800	MasterCard, Inc., Class A	670,054
6,080	Microsoft Corp.	127,011
7,145	Paychex, Inc.	195,559
2,280	Visa, Inc., Class A	154,379

		2,134,227

Telecommunications — 7.1%
7,525	America Movil SAB de CV, ADR	288,433
3,800	Millicom International Cellular SA(a)	230,660
7,905	NII Holdings, Inc.(a)	161,737
10,440	SBA Communications Corp., Class A(a)	266,951

		947,781

Total Common Stock (Cost $15,681,908)		12,960,931

Short Term Investment — 3.4%
Money Market Fund — 3.4%
453,794	Investors Cash Trust - Treasury Portfolio, 0.07%(c) (Cost $453,794)	453,794

Total Investments — 100.0% (Cost $16,135,702)*		13,414,725
Other Assets and Liabilities, Net — 0.0%(d)		6,230

NET ASSETS — 100.0%		$13,420,955

PORTFOLIO HOLDINGS

% of Net Assets

Information Technology	15.9%
Consumer Discretionary	15.6%
Energy	12.3%
Industrials	10.4%
Financials	9.5%
Consumer Staples	8.7%
Health Care	8.1%
Diversified Financials	7.8%
Telecommunications	7.1%
Money Market Fund	3.4%
Banks	1.2%
Other Assets and Liabilities	0.0%	(d)

	100.0%

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. At May 31, 2009, the value of these securities amounted to $204,731 or 1.5% of net assets.
(c)	The rate quoted is the annualized seven-day net yield of the fund as of May 31, 2009.
(d)	Less than 0.05%.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $16,177,809 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$641,408
Gross Unrealized Depreciation	(3,404,492)

Net Unrealized Depreciation	$(2,763,084)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LP	Limited Partnership

See Notes to Financial Statements.

Brown Advisory Small-Cap Growth Fund

Schedule of Investments

May 31, 2009

Shares	Security Description	Value $
Common Stock — 94.6%
Commercial Services & Supplies — 1.4%
Commercial Services & Supplies — 1.4%
86,300	Broadridge Financial Solutions, Inc.	1,429,128

Consumer Discretionary — 12.9%
Diversified Consumer Services — 5.0%
83,500	American Public Education, Inc.(a)	2,727,945
142,500	K12, Inc.(a)	2,493,750

		5,221,695

Hotels, Restaurants & Leisure — 1.3%
36,600	WMS Industries, Inc.(a)	1,298,202

Household Durables — 5.5%
180,710	Harman International Industries, Inc.	3,368,435
179,500	Interline Brands, Inc.(a)	2,396,325

		5,764,760

Specialty Retail — 1.1%
58,000	Urban Outfitters, Inc.(a)	1,184,360

		13,469,017

Energy — 5.3%
Energy Equipment & Services — 5.3%
47,000	FMC Technologies, Inc.(a)	1,956,140
69,860	Oceaneering International, Inc.(a)	3,592,201

		5,548,341

Entertainment — 2.4%
Professional & Management Services — 2.4%
200,184	National CineMedia, Inc.	2,504,302

Health Care — 23.6%
Biotechnology — 4.1%
73,500	Illumina, Inc.(a)	2,698,185
116,000	Seattle Genetics, Inc.(a)	1,066,040
142,649	ZymoGenetics, Inc.(a)	596,273

		4,360,498

Health Care Equipment & Supplies — 13.4%
67,000	Covance, Inc.(a)	2,815,340
65,500	Gen-Probe, Inc.(a)	2,792,265
86,225	Hansen Medical, Inc.(a)	491,482
52,000	IDEXX Laboratories, Inc.(a)	2,176,200
102,000	Luminex Corp.(a)	1,616,700
47,000	Masimo Corp.(a)	1,125,180
52,000	NuVasive, Inc.(a)	1,878,240
18,500	TECHNE Corp.	1,114,995

		14,010,402

Health Care Providers & Services — 3.8%
78,500	Henry Schein, Inc.(a)(f)	3,574,890
55,171	Life Sciences Research, Inc.(a)	369,646

		3,944,536

Life Sciences Tools & Services — 2.3%
38,000	Millipore Corp.(a)	2,389,820

		24,705,256

Industrials — 19.9%
Aerospace & Defense — 3.5%
176,000	Argon ST, Inc.(a)	3,646,720

Shares	Security Description	Value $
Industrials — Continued
Commercial Services & Supplies — 8.5%
85,000	ESCO Technologies, Inc.(a)	3,452,700
31,300	Fastenal Co.	1,039,786
50,500	Roper Industries, Inc.	2,170,490
86,000	Waste Connections, Inc.(a)	2,184,400

		8,847,376

Construction & Engineering — 2.4%
109,000	Quanta Services, Inc.(a)	2,486,290

Electronic Equipment & Instruments — 1.3%
49,000	Brink’s Home Security Holdings, Inc.(a)	1,411,200

Energy Equipment & Services — 1.7%
63,000	Dresser-Rand Group, Inc.(a)	1,764,000

Machinery — 2.5%
113,000	IDEX Corp.	2,638,550

		20,794,136

Information Technology — 18.0%
Electronic Equipment & Instruments — 2.6%
141,000	Trimble Navigation, Ltd.(a)	2,704,380

Internet Software & Services — 2.6%
805,500	Orbitz Worldwide, Inc.(a)	1,739,880
7,500	priceline.com, Inc.(a)	825,825
8,815	Rosetta Stone, Inc.(a)	212,529

		2,778,234

IT Services — 6.3%
140,000	3PAR, Inc.(a)	1,216,600
92,500	Global Payments, Inc.	3,326,300
150,500	Total System Services, Inc.	2,054,325

		6,597,225

Semiconductors & Semiconductor Equipment — 1.8%
134,500	Volterra Semiconductor Corp.(a)	1,837,270

Software — 4.7%
123,800	Double-Take Software, Inc.(a)	1,140,198
24,000	FactSet Research Systems, Inc.	1,269,600
35,000	Micros Systems, Inc.(a)	914,200
34,000	Salesforce.com, Inc.(a)	1,290,300
65,510	Unica Corp.(a)	292,830

		4,907,128

		18,824,237

Materials — 2.0%
Diversified Chemical Manufacturing — 2.0%
141,500	Rockwood Holdings, Inc.(a)	2,111,180

Software & Services — 3.7%
Internet Software & Services — 3.7%
124,000	Citrix Systems, Inc.(a)	3,894,840

Telecommunications — 2.8%
Diversified Consumer Services — 1.4%
180,118	Knology, Inc.(a)	1,440,944

Wireless Telecommunication Services — 1.4%
56,500	SBA Communications Corp., Class A(a)	1,444,705

		2,885,649

See Notes to Financial Statements.

Brown Advisory Small-Cap Growth Fund

Schedule of Investments

May 31, 2009

Shares/ Face Amount $	Security Description	Value $
Common Stock — Continued
Transportation — 2.6%
Air Freight & Logistics — 2.6%
209,000	UTi Worldwide, Inc.(a)	2,739,990

Total Common Stock (Cost $94,000,606)		98,906,076

Private Placement — 0.3%
3,400	Montagu Newhall Global Partners IV, LP - B(a)(b)(c)(d) (Cost $340,000)	321,433

Short Term Investment — 4.5%
Money Market Fund — 4.5%
4,718,360	Investors Cash Trust - Treasury Portfolio, 0.07%(e) (Cost $4,718,360)	4,718,360

Total Investments — 99.4% (Cost $99,058,966)*		103,945,869
Other Assets and Liabilities, Net — 0.6%		606,520

NET ASSETS — 100.0%		$104,552,389

PORTFOLIO HOLDINGS

% of Net Assets

Health Care	23.6%
Industrials	19.9%
Information Technology	18.0%
Consumer Discretionary	12.9%
Energy	5.3%
Money Market Fund	4.5%
Software & Services	3.7%
Telecommunications	2.8%
Transportation	2.6%
Entertainment	2.4%
Materials	2.0%
Commercial Services & Supplies	1.4%
Private Placement	0.3%
Other Assets and Liabilities	0.6%

100.0%

(a)	Non-income producing security.
(b)	This security was purchased with a full investment commitment of $2 million, with $1,660,000 outstanding at May 31, 2009.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At May 31, 2009 the value of these securities amounted to $321,433, or 0.3% of net assets.
(d)	Restricted security not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At May 31, 2009 the value of these securities amounted to $321,433, or 0.3% of net assets. Additional information on the restricted security is as follows:

Montagu Newhall Global Partners IV, LP - B

Acquisition Date	Acquisition Cost
February 19, 2008	$20,000
April 21, 2008	100,000
July 31, 2008	60,000
October 27, 2008	60,000
May 1, 2009	100,000

$340,000

(e)	The rate quoted is the annualized seven-day net yield of the fund as of May 31, 2009.
(f)	All or a portion of this security was segregated in connection with the remaining capital commitments for the private placement security.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $101,761,241 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$12,349,928
Gross Unrealized Depreciation	(10,165,300)

Net Unrealized Appreciation	$2,184,628

LP	Limited Partnership

See Notes to Financial Statements.

Brown Advisory Small-Cap Value Fund

Schedule of Investments

May 31, 2009

Shares	Security Description	Value $
Common Stock — 96.7%
Basic Materials — 1.7%
112,300	Aceto Corp.	683,907
5,500	Compass Minerals International, Inc.	294,965

		978,872

Capital Goods — 2.6%
98,100	Kaman Corp.	1,554,885

Commercial Services & Supplies — 28.7%
60,500	Broadridge Financial Solutions, Inc.	1,001,880
218,692	CBIZ, Inc.(a)	1,581,143
43,900	Chemed Corp.	1,680,053
14,000	Clean Harbors, Inc.(a)	763,280
132,700	Convergys Corp.(a)	1,227,475
46,374	Electro Rent Corp.	447,509
231,400	Global Cash Access Holdings, Inc.(a)	1,615,172
41,900	Hewitt Associates, Inc., Class A(a)	1,215,100
225,700	infoGROUP, Inc.	1,263,920
79,200	Interactive Data Corp.	1,857,240
13,065	Providence Service Corp.(a)	142,409
71,100	R.R. Donnelley & Sons Co.	958,428
52,300	Silgan Holdings, Inc.	2,314,798
23,300	Watson Wyatt Worldwide, Inc., Class A	884,002

		16,952,409

Consumer Discretionary — 2.6%
57,800	American Eagle Outfitters, Inc.	856,018
70,468	Liquidity Services, Inc.(a)	689,882

		1,545,900

Consumer Staples — 4.9%
36,700	Alberto-Culver Co.	852,908
27,200	B&G Foods, Inc.	389,232
95,720	B&G Foods, Inc., Class A	693,970
23,600	J.M. Smucker Co.	950,136

		2,886,246

Energy — 4.7%
56,800	Concho Resources, Inc.(a)	1,820,440
18,500	Oceaneering International, Inc.(a)	951,270

		2,771,710

Financials — 8.7%
30,490	Affiliated Managers Group, Inc.(a)	1,710,794
56,200	Arthur J. Gallagher & Co.	1,177,390
4,000	First City Liquidating Trust Loans Assets Corp.(a)(b)(c)	0
27,600	Investment Technology Group, Inc.(a)	574,080
75,400	Nelnet, Inc., Class A(a)	637,884
39,639	Willis Group Holdings, Ltd.	1,055,586

		5,155,734

Health Care — 7.9%
27,000	Beckman Coulter, Inc.	1,463,400
23,600	Henry Schein, Inc.(a)	1,074,744
80,900	IMS Health, Inc.	974,036
31,000	Warner Chilcott, Ltd., Class A(a)	407,960
22,900	West Pharmaceutical Services, Inc.	740,128

		4,660,268

Shares	Security Description	Value $
Hotels, Restaurants & Leisure — 5.2%
128,200	AFC Enterprises(a)	892,272
108,632	Speedway Motorsports, Inc.	1,662,070
115,655	Wendy’s/Arby’s Group, Inc., Class A	485,751

		3,040,093

Industrials — 7.5%
93,224	Argon ST, Inc.(a)	1,931,601
120,400	SRS Labs, Inc.(a)	747,684
18,500	Stanley Works	660,450
33,400	Teledyne Technologies, Inc.(a)	1,097,858

		4,437,593

Information Technology — 7.6%
57,200	Acxiom Corp.	611,468
233,800	Novell, Inc.(a)	972,608
84,650	Progress Software Corp.(a)	1,897,853
31,502	Sybase, Inc.(a)	1,024,760

		4,506,689

Media — 4.5%
125,400	Dolan Media Co.(a)	1,734,282
161,038	MDC Partners, Inc., Class A(a)	885,709

		2,619,991

Retailing — 2.6%
31,391	Cash America International, Inc.	722,621
66,975	Stage Stores, Inc.	812,407

		1,535,028

Technology — 2.7%
32,600	Applied Signal Technology, Inc.	682,318
7,800	Cubic Corp.	297,570
157,700	MIPS Technologies, Inc.(a)	613,453

		1,593,341

Telecommunications — 4.0%
105,804	j2 Global Communications, Inc.(a)	2,359,429

Transportation — 0.8%
19,100	Atlas Air Worldwide Holdings, Inc.(a)	494,308

Total Common Stock (Cost $55,361,516)		57,092,496

Short Term Investment — 3.2%
Money Market Fund — 3.2%
1,873,262	Investors Cash Trust - Treasury Portfolio, 0.07%(d) (Cost $1,873,262)	1,873,262

Total Investments — 99.9% (Cost $57,234,778)*		58,965,758
Other Assets and Liabilities, Net — 0.1%		48,477

NET ASSETS — 100.0%		$59,014,235

See Notes to Financial Statements.

Brown Advisory Small-Cap Value Fund

Schedule of Investments

May 31, 2009

PORTFOLIO HOLDINGS

% of Net Assets

Commercial Services & Supplies	28.7%
Financials	8.7%
Health Care	7.9%
Information Technology	7.6%
Industrials	7.5%
Hotels, Restaurants & Leisure	5.2%
Consumer Staples	4.9%
Energy	4.7%
Media	4.5%
Telecommunications	4.0%
Money Market Fund	3.2%
Technology	2.7%
Capital Goods	2.6%
Consumer Discretionary	2.6%
Retailing	2.6%
Basic Materials	1.7%
Transportation	0.8%
Other Assets and Liabilities	0.1%

100.0%

(a)	Non-income producing security.
(b)	Restricted security not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At May 31, 2009 the value of these securities amounted to $0, or 0.00% of net assets. Additional information on the restricted security is as follows:

First City Liquidating Trust Loans Assets Corp.

Acquisition Date	Acquisition Cost
October 31, 2003	$8,050

(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At May 31, 2009 the value of these securities amounted to $0, or 0.00% of net assets.
(d)	The rate quoted is the annualized seven-day net yield of the fund as of May 31, 2009.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $58,658,913 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$7,359,479
Gross Unrealized Depreciation	(7,052,634)

Net Unrealized Appreciation	$306,845

See Notes to Financial Statements.

Brown Advisory Small-Cap Fundamental Value Fund

Schedule of Investments

May 31, 2009

Shares	Security Description	Value $
Common Stock — 86.2%
Commercial Services & Supplies — 3.3%
29,470	Broadridge Financial Solutions, Inc.	488,023

Consumer Discretionary — 18.3%
25,880	American Greetings Corp., Class A	177,278
16,275	Casey’s General Stores, Inc.	410,618
20,255	Cato Corp., Class A	389,706
8,850	Choice Hotels International, Inc.	241,517
4,875	Coinstar, Inc.(a)	144,398
21,145	Helen of Troy, Ltd.(a)	408,310
18,510	Hillenbrand, Inc.	317,632
26,120	Jackson Hewitt Tax Service, Inc.	103,696
17,415	PetMed Express, Inc.(a)	254,607
7,055	Snap-on, Inc.	219,763

		2,667,525

Financials — 12.9%
12,325	Assurant, Inc.	291,240
29,375	Fifth Street Finance Corp.	281,413
18,465	Hilltop Holdings, Inc.(a)	219,549
19,055	Liberty Acquisition Holdings Corp.(a)	169,780
13,205	Ocwen Financial Corp.(a)	164,798
56,955	Pacific Premier Bancorp, Inc.(a)	278,510
14,525	PacWest Bancorp	205,238
28,525	Prospect Acquisition Corp.(a)	274,268

		1,884,796

Health Care — 1.7%
37,414	Life Sciences Research, Inc.(a)	250,674

Industrials — 18.6%
4,085	AMERCO(a)	150,532
12,110	Belden, Inc.	221,855
16,710	Brink’s Home Security Holdings, Inc.(a)	481,248
16,480	Dresser-Rand Group, Inc.(a)	461,440
10,845	Harsco Corp.	315,156
27,440	LSB Industries, Inc.(a)	459,620
20,690	School Specialty, Inc.(a)	393,524
7,575	Toro Co.	233,310

		2,716,685

Information Technology — 19.0%
37,990	Double-Take Software, Inc.(a)	349,888
11,850	DST Systems, Inc.(a)	453,855
4,025	Global Payments, Inc.	144,739
23,635	Jack Henry & Associates, Inc.	434,175
81,870	Silicon Motion Technology Corp. ADR(a)	260,347
13,910	Synchronoss Technologies, Inc.(a)	168,867
22,595	Tessera Technologies, Inc.(a)(b)	531,660
32,125	Total System Services, Inc.	438,506

		2,782,037

Telecommunications — 10.0%
11,210	Comtech Telecommunications Corp.(a)	326,659
24,715	EchoStar Corp., Class A(a)	396,182
9,040	InterDigital, Inc.(a)	231,605
62,980	Knology, Inc.(a)	503,840

		1,458,286

Shares/ Face Amount $	Security Description	Value $
Transportation — 2.4%
27,120	UTi Worldwide, Inc.(a)	355,543

Total Common Stock (Cost $11,271,364)		12,603,569

Corporate Bonds & Notes — 2.2%
Financials — 2.2%
357,000	CIT Group Funding Co. of Canada, 4.65%, 7/1/10 (Cost $291,860)	317,855

Preferred Stocks — 3.1%
Financials — 3.1%
18,985	ASBC Capital I Trust Originated Preferred Securities, Callable 7/20/2009 @ 25.00	383,497
3,085	Saul Centers, Inc., Series B, Callable 3/15/2013 @ 25.00	68,472

Total Preferred Stocks (Cost $450,910)		451,969

Investment Company — 1.5%
49,494	Third Point Offshore Investors Ltd.(a) (Cost $220,897)	224,579

Exchange Traded Fund — 4.3%
13,435	iShares Russell 2000 Value Index Fund (Cost $574,210)	626,205

Short Term Investment — 1.8%
Money Market Fund — 1.8%
266,344	Investors Cash Trust - Treasury Portfolio, 0.07%(c) (Cost $266,344)	266,344

Total Investments — 99.1% (Cost $13,075,585)*		14,490,521
Other Assets and Liabilities, Net — 0.9%		129,243

NET ASSETS — 100.0%		$14,619,764

Number of Contracts
Call Options Written — (0.40)%
(115)	Tessera Technologies, Inc., Expiring September 2009, Strike Price $20.00(a) (Premiums received ($20,701))	(58,650)

PORTFOLIO HOLDINGS

% of Net Assets

Information Technology	19.0%
Industrials	18.6%
Consumer Discretionary	18.3%
Financials	18.2%
Telecommunications	10.0%
Exchange Traded Fund	4.3%
Commercial Services & Supplies	3.3%
Transportation	2.4%
Money Market Fund	1.8%
Health Care	1.7%
Investment Company	1.5%
Other Assets and Liabilities	0.9%

100.0%

See Notes to Financial Statements.

Brown Advisory Small-Cap Fundamental Value Fund

Schedule of Investments

May 31, 2009

(a)	Non-income producing security.
(b)	Security subject to call option written by the Fund.
(c)	The rate quoted is the annualized seven-day net yield of the fund as of May 31, 2009.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $13,176,177 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$1,696,905
Gross Unrealized Depreciation	(441,211)

Net Unrealized Appreciation	$1,255,694

ADR	American Depositary Receipt

See Notes to Financial Statements.

Brown Advisory Opportunity Fund

Schedule of Investments

May 31, 2009

Shares	Security Description	Value $
Common Stock — 95.9%
Basic Materials — 4.2%
10,790	Air Products & Chemicals, Inc.	698,976

Consumer Discretionary — 6.4%
20,200	Snap-on, Inc.	629,230
15,345	Tiffany & Co.	435,338

		1,064,568

Consumer Staples — 3.4%
11,700	Costco Wholesale Corp.	567,684

Diversified Financials — 12.0%
22,910	BB&T Corp.	513,642
27,825	Charles Schwab Corp.	489,720
12,700	Chubb Corp.	503,555
7,225	Franklin Resources, Inc.	482,991

		1,989,908

Energy — 7.3%
11,970	Canadian Natural Resources, Ltd.	715,327
8,580	Total SA ADR	494,637

		1,209,964

Financials — 2.3%
15,670	Assurant, Inc.	370,282

Health Care — 9.8%
8,225	Becton, Dickinson & Co.	556,668
12,825	Gen-Probe, Inc.(a)	546,730
8,205	Millipore Corp.(a)	516,012

		1,619,410

Industrials — 17.8%
12,745	AMETEK, Inc.	400,830
23,000	Amphenol Corp., Class A	767,970
8,145	Danaher Corp.	491,551
8,475	Eaton Corp.	368,662
13,655	Jacobs Engineering Group, Inc.(a)	586,346
14,250	Quanta Services, Inc.(a)	325,043

		2,940,402

Information Technology — 17.9%
20,175	Accenture, Ltd., Class A	603,838
20,325	Cisco Systems, Inc.(a)	376,012
14,320	Global Payments, Inc.	514,947
1,185	Google, Inc., Class A(a)	494,418
3,625	MasterCard, Inc., Class A	639,196
17,400	Trimble Navigation, Ltd.(a)	333,732

		2,962,143

Materials — 2.5%
27,430	Rockwood Holdings, Inc.(a)	409,256

Software & Services — 4.1%
21,500	Citrix Systems, Inc.(a)	675,315

Technology Hardware & Equipment — 6.1%
4,635	Apple, Inc.(a)	629,480
19,225	MEMC Electronic Materials, Inc.(a)	370,850

		1,000,330

Shares	Security Description	Value $
Transportation — 2.1%
26,975	UTi Worldwide, Inc.(a)	353,642

Total Common Stock (Cost $14,833,873)		15,861,880

Short Term Investment — 5.3%
Money Market Fund — 5.3%
878,098	Investors Cash Trust - Treasury Portfolio, 0.07%(b) (Cost $878,098)	878,098

Total Investments — 101.2% (Cost $15,711,971)*		16,739,978
Other Assets and Liabilities, Net — (1.2)%		(202,664)

NET ASSETS — 100.0%		$16,537,314

PORTFOLIO HOLDINGS

% of Net Assets

Information Technology	17.9%
Industrials	17.8%
Diversified Financials	12.0%
Health Care	9.8%
Energy	7.3%
Consumer Discretionary	6.4%
Technology Hardware & Equipment	6.1%
Money Market Fund	5.3%
Basic Materials	4.2%
Software & Services	4.1%
Consumer Staples	3.4%
Materials	2.5%
Financials	2.3%
Transportation	2.1%
Other Assets and Liabilities	(1.2)%

100.0%

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day net yield of the fund as of May 31, 2009.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $16,318,858 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$1,166,957
Gross Unrealized Depreciation	(745,837)

Net Unrealized Appreciation	$421,120

ADR	American Depositary Receipt

See Notes to Financial Statements.

Brown Advisory Core International Fund

Schedule of Investments

May 31, 2009

Shares	Security Description	Value $
Common Stock — 94.8%
Australia — 4.8%
30,230	Australia & New Zealand Banking Group, Ltd.	384,861
72,721	BHP Billiton, Ltd.	2,018,168
16,825	Commonwealth Bank of Australia	473,397
16,129	CSL, Ltd.	377,102
42,326	Lion Nathan, Ltd.	398,212
10,829	Rio Tinto, Ltd.	559,611
288,368	Telstra Corp., Ltd.	718,086
33,769	Westfield Group, REIT	296,074

		5,225,511

Austria — 0.3%
13,206	Voestalpine AG	379,122

Belgium — 1.9%
19,093	Anheuser-Busch InBev NV	667,955
3,531	Colruyt SA	830,169
7,167	Delhaize Group	526,741

		2,024,865

Denmark — 0.5%
10,075	Novo Nordisk A/S, B Shares	525,118

Finland — 1.1%
33,128	Konecranes Oyj	789,030
23,739	Nokia Oyj	364,410

		1,153,440

France — 11.7%
3,918	Air Liquide SA	363,079
20,480	BNP Paribas SA	1,411,246
22,825	Bouygues SA	934,668
17,433	Cap Gemini SA	670,870
5,501	Fonciere des Regions SA, REIT	414,950
36,996	France Telecom SA	902,074
25,716	GDF Suez SA	1,008,887
4,417	Pernod Ricard SA	274,712
10,908	Publicis Groupe	353,085
22,775	Sanofi-Aventis SA	1,447,059
13,146	Technip-Coflexip SA	647,024
20,065	Teleperformance	590,072
20,810	Total SA	1,198,665
4,769	Unibail-Rodamco SA, REIT	764,296
66,577	Vivendi SA	1,747,569

		12,728,256

Germany — 4.6%
10,808	BASF SE	454,955
26,776	E.ON AG	949,608
7,503	Hannover Rueckversicherung AG(a)	276,805
3,488	Merck KGaA	334,423
22,928	MTU Aero Engines Holding AG	745,405
2,042	Muenchener Rueckversicherungs-Gesellschaft AG	284,164
7,792	SAP AG	335,213
5,849	Siemens AG	427,601
13,478	ThyssenKrupp AG	343,494
6,788	Wacker Chemie AG	843,870

		4,995,538

Shares	Security Description	Value $
Greece — 1.8%
17,730	Hellenic Telecommunications Organization SA	287,455
14,770	National Bank of Greece SA(a)	401,683
27,816	OPAP SA	857,922
17,740	Public Power Corp. SA	401,711

		1,948,771

Hong Kong — 1.9%
75,000	Cheung Kong Holdings, Ltd.	926,858
39,393	Hongkong Electric Holdings, Ltd.	211,905
323,000	Industrial & Commercial Bank of China, Ltd.	580,833
30,000	Sun Hung Kai Properties, Ltd.	373,452

		2,093,048

Ireland — 0.3%
13,235	CRH PLC	310,549

Italy — 3.1%
171,886	Enel SpA	1,015,582
55,968	Eni SpA	1,349,637
24,782	Finmeccanica SpA	348,194
20,543	Prysmian SpA	295,313
16,433	Saipem SpA	418,107

		3,426,833

Japan — 21.3%
89,000	Air Water, Inc.	919,337
77,000	Chiba Bank, Ltd.	467,206
35,000	Daihatsu Motor Co., Ltd.	338,390
141	DeNA Co., Ltd.	484,012
7,300	East Japan Railway Co.	435,272
29,900	FamilyMart Co., Ltd.	874,150
7,100	Fast Retailing Co., Ltd.	841,476
14,500	Hisamitsu Pharmaceutical Co., Inc.	468,822
25,800	Hitachi Chemical Co., Ltd.	400,298
463,000	Hokuhoku Financial Group, Inc.	972,076
31,700	Honda Motor Co., Ltd.	915,127
5,600	Idemitsu Kosan Co., Ltd.	468,528
60,000	Joyo Bank, Ltd.	295,402
658	Jupiter Telecommunications Co., Ltd.	483,519
238	KDDI Corp.	1,244,216
34,000	Kirin Holdings Co., Ltd.	427,588
14,000	Kobayashi Pharmaceutical Co., Ltd.	502,624
28,700	Konami Corp.	530,254
41,100	Mitsubishi Corp.	776,180
52,000	Mitsubishi UFJ Financial Group, Inc.	326,433
47,200	Mitsui & Co., Ltd.	602,511
53,000	Mitsui OSK Lines, Ltd.	376,108
8,100	Nidec Corp.	470,218
2,900	Nintendo Co., Ltd.	785,429
58,000	Nippon Electric Glass Co., Ltd.	556,498
196	NTT Data Corp.	582,692
67,000	Osaka Gas Co., Ltd.	211,705
1,159	Rakuten, Inc.	636,319
444	RISA Partners, Inc.	288,511
11,300	Sankyo Co., Ltd.	599,045
14,600	Santen Pharmaceutical Co., Ltd.	444,468
9,700	SECOM Co., Ltd.	403,233
22,600	Sega Sammy Holdings, Inc.	251,243
43,400	Sumitomo Corp.	433,271
108,000	Sumitomo Osaka Cement Co., Ltd.	246,021

See Notes to Financial Statements.

Brown Advisory Core International Fund

Schedule of Investments

May 31, 2009

Shares	Security Description	Value $
Common Stock — Continued
Japan — Continued
86,000	Suruga Bank, Ltd.	810,708
18,900	Suzuki Motor Corp.	420,617
14,300	Takeda Pharmaceutical Co., Ltd.	565,935
14,800	Tokio Marine Holdings, Inc.	434,243
190,000	Tokyo Gas Co., Ltd.	696,095
39,000	Toyo Suisan Kaisha, Ltd.	859,752
27,000	Yamato Holdings Co., Ltd.	335,303

		23,180,835

Luxembourg — 0.3%
7,150	Oriflame Cosmetics SA	316,259

Netherlands — 3.5%
13,142	Fugro NV	544,379
77,131	Koninklijke Ahold NV	933,583
65,827	Royal Dutch Shell PLC, B Shares	1,781,926
26,168	Wolters Kluwer NV	495,648

		3,755,536

Norway — 2.5%
138,400	DnB NOR ASA	1,142,531
16,850	Fred. Olsen Energy ASA	605,225
28,900	Yara International ASA	947,428

		2,695,184

Singapore — 0.7%
45,000	United Overseas Bank, Ltd.	444,421
104,000	Wilmar International, Ltd.	354,374

		798,795

Spain — 5.7%
13,066	ACS, Actividades de Construccion y Servicios SA	679,655
185,672	Banco Santander SA	1,965,741
333,388	Mapfre SA	1,159,266
27,569	Repsol YPF SA	616,879
84,741	Telefonica SA	1,823,083

		6,244,624

Sweden — 2.2%
7,028	Hennes & Mauritz AB, B shares	335,025
70,400	Nordea Bank AB	562,277
43,183	Svenska Handelsbanken AB, A Shares	837,975
69,110	Telefonaktiebolaget LM Ericsson, B Shares	645,188

		2,380,465

Switzerland — 6.8%
9,964	Baloise Holding AG	788,793
17,939	Credit Suisse Group	799,642
20,897	Nestle SA	757,648
13,392	Roche Holdings AG - Genusschein	1,826,752
25,663	Swiss Re	831,391
1,709	Syngenta AG	414,681
31,226	Xstrata PLC	345,178
9,042	Zurich Financial Services AG	1,680,657

		7,444,742

Shares	Security Description	Value $
United Kingdom — 19.8%
150,958	Amlin PLC	853,266
39,384	Antofagasta PLC	400,351
20,947	AstraZeneca PLC	870,013
14,378	Autonomy Corp. PLC(a)	357,376
199,820	Aviva PLC	1,080,204
243,278	BAE Systems PLC	1,343,638
87,130	Balfour Beatty PLC	478,056
160,467	Beazley Group PLC	263,222
68,817	BG Group PLC	1,254,514
125,592	BP PLC	1,037,179
57,073	British American Tobacco PLC	1,556,947
158,231	Compass Group PLC	912,916
36,598	Diageo PLC	498,604
103,400	G4S PLC	351,340
56,953	GlaxoSmithKline PLC	959,081
142,626	IG Group Holdings PLC	520,928
255,842	International Power PLC	1,132,904
63,892	Interserve PLC	185,345
122,698	National Grid PLC	1,186,786
26,136	Reckitt Benckiser Group PLC	1,131,573
138,147	Rexam PLC	691,550
123,134	Stagecoach Group PLC	259,692
69,092	Standard Chartered PLC	1,401,336
165,682	Thomas Cook Group PLC	593,758
12,701	Unilever PLC	297,630
880,265	Vodafone Group PLC	1,650,221
45,790	WPP PLC	339,853

		21,608,283

Total Common Stock (Cost $119,740,865)		103,235,774

Preferred Stocks — 1.7%
Germany — 1.7%
25,472	Fresenius SE	1,456,396
5,407	Volkswagen AG	393,071

Total Preferred Stocks (Cost $2,262,430)		1,849,467

Exchange Traded Fund — 1.5%
United States — 1.5%
34,957	iShares MSCI EAFE Index Fund (Cost $1,619,421)	1,656,962

Total Investments — 98.0% (Cost $123,622,716)*		106,742,203
Other Assets and Liabilities, Net — 2.0%		2,129,988

NET ASSETS — 100.0%		$108,872,191

See Notes to Financial Statements.

Brown Advisory Core International Fund

Schedule of Investments

May 31, 2009

PORTFOLIO HOLDINGS

% of Net Assets

Japan	21.3%
United Kingdom	19.8%
France	11.7%
Switzerland	6.8%
Germany	6.3%
Spain	5.7%
Australia	4.8%
Netherlands	3.5%
Italy	3.1%
Norway	2.5%
Sweden	2.2%
Hong Kong	1.9%
Belgium	1.9%
Greece	1.8%
United States	1.5%
Finland	1.1%
Singapore	0.7%
Denmark	0.5%
Austria	0.3%
Luxembourg	0.3%
Ireland	0.3%
Other Assets and Liabilities	2.0%

100.0%

(a)	Non-income producing security.
*	Represents cost of investments for financial reporting purposes. Cost of investments for Federal income tax purposes is $133,494,343 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$7,721,498
Gross Unrealized Depreciation	(34,473,638)

Net Unrealized Depreciation	$(26,752,140)

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

May 31, 2009

Face Amount $	Security Description	Rate	Maturity	Value $
Certificates of Participation — 0.8%
Revenue Bonds — 0.8%
500,000	Baltimore County Maryland Certificates of Participation - Equipment Acquisition Program	4.00%	08/01/14	542,360
500,000	Baltimore County Maryland Certificates of Participation - Equipment Acquisition Program	4.00%	08/01/15	542,190
200,000	Baltimore County Maryland Certificates of Participation - Equipment Acquisition Program	5.00%	08/01/16	229,188

Total Certificates of Participation (Cost $1,242,324)				1,313,738

Municipal Bonds — 90.8%
General Obligation Bonds — 59.2%
250,000	Anne Arundel County Maryland	5.00%	02/15/10	258,265
500,000	Anne Arundel County Maryland Callable 2/15/2011 @ 101	4.75%	02/15/17	537,575
500,000	Anne Arundel County Maryland Callable 2/15/2011 @ 101	4.80%	02/15/18	538,000
565,000	Anne Arundel County Maryland Consolidated General Improvement	5.00%	03/01/15	650,727
1,930,000	Anne Arundel County Maryland Consolidated General Improvement	5.00%	04/01/16	2,245,536
950,000	Anne Arundel County Maryland Consolidated General Improvement	4.00%	04/01/18	1,036,583
1,350,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 3/1/2015 @ 100	5.00%	03/01/17	1,495,975
500,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 3/1/2017 @ 100	4.50%	03/01/25	520,155
100,000	Anne Arundel County Maryland General Improvement	5.25%	08/01/09	100,848
1,400,000	Baltimore County Maryland Consolidated Public Improvement Callable 9/1/2012 @ 100	5.00%	09/01/13	1,551,312
900,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	09/01/15	1,043,406
1,320,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	08/01/17	1,552,624
400,000	Baltimore County Maryland Consolidated Public Improvement Pre refunded 8/1/2012 @ 100	5.00%	08/01/18	445,948
2,000,000	Baltimore County Maryland Metropolitan District	5.00%	08/01/16	2,341,640
1,505,000	Baltimore County Maryland Metropolitan District	4.00%	08/01/18	1,651,271
1,450,000	Baltimore County Maryland Metropolitan District - 71st Issue Callable 2/1/2018 @ 100	5.00%	02/01/20	1,667,790
2,000,000	Baltimore County Maryland Pension Funding	5.00%	08/01/13	2,267,460
440,000	Baltimore Maryland Consolidated Public Improvement Series A NATL-RE Insured	5.00%	10/15/14	503,329
250,000	Caroline County Maryland Public Improvement Callable 11/1/2016 @ 100 XLCA Insured	4.00%	11/01/20	245,828
2,540,000	Carroll County Maryland Consolidated Public Improvement	4.00%	11/01/13	2,783,840
1,000,000	Carroll County Maryland Consolidated Public Improvement Callable 11/1/2018 @ 100	4.50%	11/01/23	1,068,460
1,000,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	5.00%	11/01/15	1,164,610
500,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	4.00%	12/01/15	552,775
500,000	Charles County Maryland Consolidated Public Improvement	4.20%	02/01/11	527,540
250,000	Charles County Maryland Consolidated Public Improvement Callable 2/1/2011 @ 101	4.30%	02/01/12	266,293
500,000	Charles County Maryland County Commissioners Consolidated Public Improvement	4.00%	03/01/10	513,950
900,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	3.00%	02/01/13	943,641
1,100,000	Charles County Maryland County Commissioners Consolidated Public Improvement	5.00%	03/01/14	1,250,227
1,930,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	5.00%	02/01/15	2,219,442
1,005,000	Charles County Maryland County Commissioners Consolidated Public Improvement Callable 3/1/2015 @ 100	4.25%	03/01/16	1,096,847
250,000	Charles County Maryland County Commissioners Consolidated Public Improvement	5.00%	03/01/16	290,305
290,000	Charles County Maryland County Commissioners Consolidated Public Improvement Callable 3/1/2015 @ 100	4.25%	03/01/17	314,563
520,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series B Continuously Callable 2/1/2019 @ 100	4.25%	02/01/28	524,493
500,000	Charles County Maryland County Commissioners Consolidated Public Improvements Callable 3/1/2017 @ 100 NATL-RE Insured	4.00%	03/01/20	526,380
305,000	Cumberland Maryland Public Improvement Assured Guaranty Insured	5.00%	09/01/17	356,023
470,000	Cumberland Maryland Public Improvement Assured Guaranty Insured	5.00%	09/01/18	548,349
750,000	District of Columbia Series A Callable 6/1/2017 @ 100 NATL-RE FGIC Insured	4.25%	06/01/29	661,192
570,000	Easton Maryland Public Facilities Assured Guaranty Insured	4.25%	12/01/12	624,418
200,000	Frederick County Maryland Public Facilities	5.00%	08/01/14	228,014
250,000	Frederick County Maryland Public Facilities Callable 8/1/2015 @ 100	5.00%	08/01/16	286,272
1,000,000	Frederick County Maryland Public Facilities Callable 12/1/2015 @ 100	5.00%	12/01/17	1,118,850
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/18	594,895
1,450,000	Frederick County Maryland Public Facilities Callable 11/1/2012 @ 101	5.00%	11/01/20	1,642,081
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/21	595,875
250,000	Frederick County Maryland Public Facilities Callable 6/1/2017 @ 100	4.00%	06/01/22	256,463
250,000	Garrett County Maryland Hospital Refunding NATL-RE FGIC Insured	5.10%	07/01/09	250,898

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

May 31, 2009

Face Amount $	Security Description	Rate	Maturity	Value $
Municipal Bonds — Continued
General Obligation Bonds — Continued
740,000	Harford County Maryland Unrefunded Balance Callable 7/20/2009 @ 101	5.00%	12/01/13	749,664
300,000	Harford County Maryland Callable 7/15/2015 @ 100	5.00%	07/15/22	325,263
200,000	Harford County Maryland Consolidated Public Improvements Callable 1/15/2011 @ 101	4.25%	01/15/13	210,580
2,000,000	Howard County Maryland Consolidated Public Improvement Project Series A Unrefunded Balance Callable 2/15/2012 @ 100	5.25%	08/15/12	2,205,520
685,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/14	787,038
2,000,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/15	2,202,880
300,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/15	348,507
1,660,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/16	1,832,723
565,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series BB-2	3.50%	07/01/09	566,622
560,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series LL-2	3.00%	11/01/15	585,525
210,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series MM-2	3.00%	11/01/15	219,608
430,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series LL-2	3.00%	11/01/16	446,933
210,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series MM-2	3.00%	11/01/16	218,070
1,600,000	Maryland State	5.00%	02/01/11	1,709,056
2,500,000	Maryland State & Local Facilities 1st Series A Continuously Callable 3/1/2017 @ 100	4.00%	03/01/24	2,580,625
750,000	Maryland State & Local Facilities Loan 1st Series B	3.00%	03/01/12	784,260
220,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/12	245,161
500,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/13	568,010
300,000	Maryland State & Local Facilities Loan 2nd Series Callable 8/1/2013 @ 100	5.00%	08/01/14	336,903
500,000	Maryland State & Local Facilities Loan 2nd Series A	5.00%	08/01/15	580,560
500,000	Maryland State & Local Facilities Loan 1st Series Callable 8/1/2014 @ 100	5.00%	08/01/15	568,230
665,000	Maryland State & Local Facilities Loan 2nd Series A Continuously Callable 8/1/2015 @ 100	5.00%	08/01/17	755,294
1,000,000	Maryland State & Local Facilities Loan 2nd Series Callable 8/1/2017 @ 100	5.00%	08/01/18	1,165,030
2,750,000	Maryland State & Local Facilities Loan 1st Series Callable 3/15/2017 @ 100	5.00%	03/15/19	3,147,622
2,210,000	Maryland State & Local Facilities Loan Capital Improvement Series A	5.50%	08/01/13	2,551,158
125,000	Maryland State & Local Facilities Loan Capital Improvement 1st Series A	5.25%	03/01/15	145,721
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	11/01/09	509,885
800,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	04/01/11	859,520
1,975,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/15	2,284,660
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/15	580,560
500,000	Montgomery County Maryland Consolidated Public Improvement Series A Callable 9/1/2014 @ 100	5.00%	09/01/15	568,920
100,000	Montgomery County Maryland Consolidated Public Improvement Series A Callable 1/1/2010 @ 101	5.60%	01/01/16	104,086
1,745,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/16	2,038,806
500,000	Montgomery County Maryland Consolidated Public Improvement Series A Callable 4/1/2014 @ 100	5.00%	04/01/17	551,175
1,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/17	1,176,770
1,700,000	Montgomery County Maryland Consolidated Public Improvement Series A Callable 5/1/2017 @ 100	5.00%	05/01/18	1,971,116
250,000	Montgomery County Maryland Consolidated Public Improvement Series A Callable 5/1/2013 @ 100	4.00%	05/01/19	259,248
130,000	Montgomery County Maryland Consolidated Public Improvement Series A Callable 8/1/2018 @ 100	4.00%	08/01/19	140,157
500,000	Ocean City Maryland NATL-RE FGIC Insured	4.25%	03/01/11	520,965
1,000,000	Prince Georges County Maryland Consolidated Public Improvement	3.25%	09/15/11	1,049,880
345,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/12	383,526
50,000	Prince Georges County Maryland Consolidated Public Improvement Callable 10/1/2009 @ 101 FSA Insured	5.00%	10/01/12	51,266
750,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/15	870,945
810,000	Washington County Maryland Public Improvement	2.25%	01/01/14	816,699
565,000	Washington County Maryland Public Improvement	4.50%	01/01/15	630,461
585,000	Washington County Maryland Public Improvement	3.00%	01/01/17	598,981
640,000	Washington County Maryland Public Improvement	4.00%	01/01/18	697,235
500,000	Washington Suburban Sanitation District - General Construction	4.25%	06/01/10	519,430
230,000	Washington Suburban Sanitation District - General Construction	4.25%	06/01/12	250,079
1,630,000	Washington Suburban Sanitation District - General Construction Continuously Callable 6/1/2013 @ 100	4.00%	06/01/14	1,757,156

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

May 31, 2009

Face Amount $	Security Description	Rate	Maturity	Value $
Municipal Bonds — Continued
General Obligation Bonds — Continued
1,500,000	Washington Suburban Sanitation District - General Construction Callable 6/1/2014 @ 100	4.00%	06/01/15	1,630,755
100,000	Washington Suburban Sanitation District - General Construction Prerefunded 06/01/09 @ 100	5.00%	06/01/23	100,026
1,000,000	Washington Suburban Sanitation District - Sewage Disposal	5.25%	06/01/10	1,048,880
210,000	Washington Suburban Sanitation District - Sewage Disposal	4.00%	06/01/14	230,435
500,000	Washington Suburban Sanitation District - Water Supply	4.25%	06/01/10	519,430
500,000	Washington Suburban Sanitation District - Water Supply 2nd Series	3.00%	06/01/11	520,445
255,000	Washington Suburban Sanitation District - Water Supply	5.00%	06/01/12	282,882
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/15	1,737,405
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/16	1,752,900
2,000,000	Washington Suburban Sanitation District Consolidated Public Improvement Callable 6/1/2018 @ 100	3.00%	06/01/19	1,988,020
500,000	Washington Suburban Sanitation District Consolidated Public Improvement Callable 6/1/2018 @ 100	3.25%	06/01/20	501,550
2,305,000	Washington Suburban Sanitation District Consolidated Public Improvement Callable 6/1/2018 @ 100	3.75%	06/01/21	2,377,907
1,000,000	Worcester County Maryland Public Improvement	5.00%	10/01/16	1,173,720
500,000	Worcester County Maryland Public Improvement	5.00%	10/01/17	589,320

				101,342,732

Revenue Bonds — 31.6%
725,000	Baltimore County Maryland Catholic Health Initiatives Series A Callable 9/1/2016 @ 100	5.00%	09/01/19	766,622
925,000	Baltimore Maryland Convention Center Callable 7/24/2009 @ 102 NATL-RE Insured	5.00%	09/01/19	945,581
500,000	Baltimore Maryland Convention Center Series A Callable 9/1/2016 @ 100 XLCA Insured	5.25%	09/01/19	378,410
360,000	Baltimore Maryland Wastewater Project Series A Callable 7/1/2018 @ 100 FSA Insured	5.00%	07/01/20	406,804
1,000,000	Baltimore Maryland Wastewater Project Series C Callable 7/1/2016 @ 100 AMBAC Insured	5.00%	07/01/21	1,075,540
185,000	Carroll County Maryland Fairhaven & Copper Ridge Series A Callable 7/6/2009 @ 101 RADIAN Insured	5.20%	01/01/10	185,897
400,000	Frederick County Maryland Educational Facilities Revenue Mount Saint Mary’s College Series A Escrowed to Maturity	4.80%	09/01/09	404,428
400,000	Frederick County Maryland Educational Facilities Revenue Mount Saint Mary’s College Series A Callable 9/1/2016 @ 100	5.63%	09/01/38	282,320
200,000	Maryland State Community Development Administration - Residential Program Series E	3.80%	09/01/13	211,340
500,000	Maryland State Community Development Administration - Residential Program Series G	4.10%	09/01/14	529,210
1,000,000	Maryland State Community Development Administration - Residential Program Series C	3.85%	09/01/15	1,047,130
1,000,000	Maryland State Community Development Administration - Single Family Program 1st Series Callable 10/1/2010 @ 100	4.65%	04/01/12	1,029,820
500,000	Maryland State Community Development Administration - Single Family Program 1st Series Callable 10/1/2010 @ 100	4.75%	04/01/13	514,895
500,000	Maryland State Department of Transportation	5.50%	02/01/10	517,270
455,000	Maryland State Department of Transportation	5.00%	05/01/12	503,016
1,050,000	Maryland State Department of Transportation 2nd Issue	4.00%	06/01/13	1,147,734
1,000,000	Maryland State Department of Transportation	5.25%	12/15/14	1,165,520
1,300,000	Maryland State Department of Transportation	5.25%	12/15/16	1,541,059
1,325,000	Maryland State Department of Transportation	5.00%	02/15/17	1,532,548
500,000	Maryland State Department of Transportation Callable 2/15/2016 @ 100	4.25%	02/15/18	542,305
500,000	Maryland State Department of Transportation Callable 5/15/2017 @ 100	4.00%	05/15/20	523,965
700,000	Maryland State Department of Transportation 2nd Issue Callable 9/1/2018 @ 100	4.00%	09/01/21	729,687
255,000	Maryland State Economic Development Corporation - Bowie State University Project	4.00%	06/01/09	254,967
260,000	Maryland State Economic Development Corporation - Lutheran World Relief/Refugee Callable 4/1/2017 @ 100	5.25%	04/01/19	247,874
500,000	Maryland State Economic Development Corporation - Maryland Department of Transportation Headquarters Callable 6/1/2012 @ 100.5	5.00%	06/01/15	540,290
250,000	Maryland State Economic Development Corporation - University of Maryland College Park Project Escrowed to Maturity	4.00%	06/01/09	250,050
340,000	Maryland State Economic Development Corporation - University of Maryland College Park Project Escrowed to Maturity	4.25%	06/01/10	352,991
290,000	Maryland State Economic Development Corporation - University of Maryland College Park Project Callable 7/1/2011 @ 100 AMBAC Insured	5.38%	07/01/12	307,104

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

May 31, 2009

Face Amount $	Security Description	Rate	Maturity	Value $
Municipal Bonds — Continued
Revenue Bonds — Continued
500,000	Maryland State Economic Development Corporation - University of Maryland College Park Project Callable 6/1/2016 @ 100 CIFG Insured	5.00%	06/01/22	447,820
245,000	Maryland State Economic Development Corporation - University of Maryland/Baltimore Series A	4.50%	10/01/11	227,769
500,000	Maryland State Health & Higher Educational Facilities - Adventist Health Care Series A Callable 1/1/2013 @ 101	5.00%	01/01/14	479,785
500,000	Maryland State Health & Higher Educational Facilities - Board of Child Care	4.50%	07/01/12	528,165
450,000	Maryland State Health & Higher Educational Facilities - Bullis School Callable 1/1/2011 @ 101 FSA Insured	5.00%	07/01/13	466,434
100,000	Maryland State Health & Higher Educational Facilities - Bullis School Callable 1/1/2011 @ 101 FSA Insured	5.00%	07/01/15	102,811
250,000	Maryland State Health & Higher Educational Facilities - Carroll County General Hospital	4.63%	07/01/10	255,858
500,000	Maryland State Health & Higher Educational Facilities - Carroll County General Hospital Callable 7/1/2012 @ 100	5.00%	07/01/13	519,980
500,000	Maryland State Health & Higher Educational Facilities - Civista Medical Center Callable 7/1/2014 @ 100 RADIAN Insured	4.50%	07/01/28	382,495
270,000	Maryland State Health & Higher Educational Facilities - Edenwald Series A	4.80%	01/01/12	262,718
450,000	Maryland State Health & Higher Educational Facilities - Frederick Memorial Hospital	4.20%	07/01/11	446,526
250,000	Maryland State Health & Higher Educational Facilities - Goucher College Callable 7/1/2014 @ 100	4.50%	07/01/19	251,573
500,000	Maryland State Health & Higher Educational Facilities - Greater Baltimore Medical Center Callable 7/1/2011 @ 100	5.00%	07/01/20	502,340
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Health System, Mandatory Tender 11/15/2011	5.00%	05/15/42	264,968
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Health System, Mandatory Tender 11/15/2013	5.00%	05/15/46	536,210
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital	5.00%	05/15/10	517,025
900,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital	5.00%	05/15/11	939,483
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital Callable 5/15/2011 @ 100	4.60%	05/15/14	510,520
100,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital Callable 5/15/2011 @ 100	4.70%	05/15/15	102,086
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A	5.00%	07/01/10	525,020
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A Callable 7/1/2011 @ 100	5.00%	07/01/12	267,150
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A	5.00%	07/01/13	283,402
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A Callable 7/1/2011 @ 100	5.00%	07/01/13	267,150
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A	5.00%	07/01/18	582,395
90,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Callable 7/1/2009 @ 101	6.00%	07/01/39	91,343
235,000	Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute	3.88%	07/01/10	234,758
535,000	Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute Callable 7/1/2009 @ 100	5.30%	07/01/12	535,134
200,000	Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute	4.38%	07/01/13	195,276
1,000,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health Series A Escrowed to Maturity	5.00%	07/01/10	1,048,180
500,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health Series A Callable 7/1/2014 @ 100	4.00%	07/01/17	545,995
500,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health	5.00%	07/01/17	517,805
250,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health Callable 7/1/2017 @ 100	5.00%	07/01/18	256,173
1,000,000	Maryland State Health & Higher Educational Facilities - Medstar Health	5.00%	08/15/09	1,005,150
250,000	Maryland State Health & Higher Educational Facilities - Medstar Health	4.38%	08/15/13	256,885
200,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge Series A Callable 7/1/2017 @ 100	5.00%	07/01/26	178,606
135,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge Series A Callable 7/1/2017 @ 100	5.00%	07/01/27	119,135
500,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge Callable 7/1/2017 @ 100	4.75%	07/01/34	380,820
200,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge Callable 7/1/2017 @ 100	4.50%	07/01/35	143,402

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

May 31, 2009

Face Amount $	Security Description	Rate	Maturity	Value $
Municipal Bonds — Continued
Revenue Bonds — Continued
1,000,000	Maryland State Health & Higher Educational Facilities - Peninsula Regional Medical Center Callable 7/1/2016 @ 100	5.00%	07/01/26	990,890
635,000	Maryland State Health & Higher Educational Facilities - Sheppard Pratt Series A	3.00%	07/01/09	635,171
430,000	Maryland State Health & Higher Educational Facilities - Sheppard Pratt Series A	3.30%	07/01/10	433,436
360,000	Maryland State Health & Higher Educational Facilities - University of Maryland Medical System	5.00%	07/01/09	360,749
750,000	Maryland State Health & Higher Educational Facilities - University of Maryland Medical System	5.00%	07/01/12	779,745
400,000	Maryland State Health & Higher Educational Facilities - University of Maryland Medical System AMBAC Insured	4.00%	07/01/13	411,544
500,000	Maryland State Health & Higher Educational Facilities - University of Maryland Medical System Callable 7/1/2018 @ 100 AMBAC Insured	5.50%	07/01/24	517,690
250,000	Maryland State Health & Higher Educational Facilities - Washington Christian Academy Callable 1/1/2017 @ 100	5.25%	07/01/18	173,090
250,000	Maryland State Health & Higher Educational Facilities - Western Medical Health Series A Callable 7/1/2016 @ 100 NATL-RE FHA 242 Insured	5.00%	01/01/25	250,285
500,000	Maryland State Industrial Development Financing Authority - National Aquarium Baltimore Facility Series B Callable 11/1/2012 @ 100	4.50%	11/01/14	523,265
500,000	Maryland State Transportation Authority FSA Insured	5.00%	07/01/10	524,795
570,000	Maryland State Transportation Authority Callable 7/1/2018 @ 100	5.00%	07/01/21	637,465
200,000	Maryland State Transportation Authority Grant & Revenue	5.00%	03/01/15	229,646
100,000	Maryland State Transportation Authority Grant & Revenue	4.50%	03/01/18	112,298
500,000	Maryland State Transportation Authority Grant & Revenue Callable 3/1/2017 @ 100	4.00%	03/01/19	531,290
500,000	Maryland State Transportation Authority Grant & Revenue Callable 3/1/2017 @ 100	5.00%	03/01/19	567,010
1,000,000	Maryland State Transportation Authority Grant & Revenue	5.25%	03/01/19	1,180,130
1,715,000	Maryland State Water Quality Financing	5.00%	03/01/15	1,956,832
500,000	Maryland State Water Quality Financing Series A	5.00%	09/01/15	580,845
500,000	Maryland State Water Quality Financing - Administrative Revolving Loan Fund	5.00%	03/01/17	574,345
350,000	Maryland State Water Quality Financing - Administrative Revolving Loan Fund	5.00%	03/01/18	402,111
300,000	Maryland State Water Quality Financing - Administrative Revolving Loan Fund Callable 3/1/2018 @ 100	4.00%	03/01/19	315,705
265,000	Maryland State Water Quality Financing - Administrative Revolving Loan Fund, Series A Continuously Callable 3/1/2018 @ 100	5.00%	03/01/19	301,771
200,000	Montgomery County Maryland - Housing Opportunity Commission Series A FHA VA Insured	3.45%	07/01/11	206,296
200,000	Montgomery County Maryland - Housing Opportunity Commission Housing Development Series A Multi-Family Revenue Callable 7/1/2010 @ 100	5.40%	07/01/11	206,562
400,000	Queen Annes County Maryland - Public Facilities Callable 11/15/2015 @ 100 NATL-RE Insured	5.00%	11/15/17	443,320
440,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.00%	04/01/10	457,274
310,000	University of Maryland System Auxiliary Facility & Tuition Revenue Unrefunded Balance Series A Continuously Callable after 4/1/2009 @ 100	5.00%	04/01/10	311,029
425,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.50%	10/01/12	454,440
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.00%	04/01/13	563,540
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.75%	10/01/15	543,295
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	4.00%	10/01/16	550,870
250,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A Callable 10/1/2016 @ 100	5.00%	10/01/19	281,743
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A Callable 4/1/2017 @ 100	4.00%	04/01/20	525,750
510,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A Callable 4/1/2012 @ 100	5.13%	04/01/21	564,111
100,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A Callable 10/1/2016 @ 100	5.00%	10/01/22	109,799
940,000	Washington County Maryland - Public Improvement Callable 7/1/2017 @ 100 AMBAC Insured	4.25%	07/01/22	986,568
500,000	Westminster Maryland Educational Facilities Revenue - McDaniel College, Inc. Callable 11/1/2016 @ 100	4.38%	11/01/24	435,865
1,115,000	Worcester County Maryland - Consolidated Public Improvement Project	5.00%	03/01/13	1,254,096

				53,997,388

Total Municipal Bonds (Cost $152,069,291)				155,340,120

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

May 31, 2009

Shares/ Face Amount $	Security Description	Value $
Short Term Investment — 8.9%
Money Market Fund — 8.9%
15,146,309	Cash Account Trust-Tax Exempt Portfolio, 0.53%(a) (Cost $15,146,309)	15,146,309

Total Investments — 100.5% (Cost $168,457,924)*		171,800,167
Other Assets and Liabilities, Net — (0.5)%		(830,574)

NET ASSETS — 100.0%		$170,969,593

PORTFOLIO HOLDINGS

% of Net Assets

General Obligation Bonds	59.2%
Revenue Bonds	32.4%
Money Market Fund	8.9%
Other Assets and Liabilities	(0.5)%

100.0%

(a)	The rate quoted is the annualized seven-day net yield of the fund as of May 31, 2009.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $168,457,924 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$4,632,321
Gross Unrealized Depreciation	(1,290,078)

Net Unrealized Appreciation	$3,342,243

AMBAC	American Municipal Bond Insurance Assurance Corp.
CIFG	CDC IXIS Financial Guarantee
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHA VA	Federal Housing Authority/Veterans Administration
FSA	Federal Financial Security Assurance
NATL-RE	National Public Finance Guarantee Corp. Reinsured
RADIAN	Radian Asset Assurance
XLCA	XL Capital Assurance

See Notes to Financial Statements.

Brown Advisory Intermediate Income Fund

Schedule of Investments

May 31, 2009

Face Amount $	Security Description	Rate	Maturity	Value $
Asset Backed Security — 0.3%
682,420	World Omni Auto Receivables Trust, Series 05-B-A4 (Cost $682,420)(a)	0.34%	09/20/12	679,600

Corporate Bonds & Notes — 20.1%
2,000,000	America Movil SAB de CV	5.50%	03/01/14	2,028,242
1,000,000	Baltimore Gas & Electric Co., MTN	6.75%	06/05/12	1,030,929
760,000	Barrick NA Finance LLC	6.80%	09/15/18	791,790
2,000,000	Black & Decker Corp.	5.75%	11/15/16	1,770,254
1,350,000	Block Financial LLC	5.13%	10/30/14	1,232,311
2,000,000	Branch Banking & Trust Co., BKNT(a)	1.32%	06/05/09	1,999,518
1,500,000	Caterpillar Financial Services Corp., MTN	6.13%	02/17/14	1,549,386
2,000,000	Comcast Corp.	6.50%	01/15/17	2,073,600
1,500,000	E.I. Du Pont De Nemours & Co.	5.75%	03/15/19	1,563,002
2,145,000	FIA Card Services NA, BKNT(b)	7.13%	11/15/12	2,017,926
991,000	FPL Group Capital, Inc.	6.00%	03/01/19	1,032,295
3,000,000	General Electric Co.	5.00%	02/01/13	3,091,116
1,765,000	GTE Corp.	6.84%	04/15/18	1,823,739
575,000	Hewlett-Packard Co.	6.13%	03/01/14	634,468
2,750,000	ICI Wilmington, Inc.	5.63%	12/01/13	2,644,581
1,670,000	Kraft Foods, Inc.	6.00%	02/11/13	1,777,464
1,287,000	Norfolk Southern Corp.	5.90%	06/15/19	1,295,353
2,500,000	ONEOK Partners LP	6.15%	10/01/16	2,387,475
1,500,000	PACCAR, Inc.	6.88%	02/15/14	1,637,660
2,000,000	PPL Energy Supply LLC	6.50%	05/01/18	1,928,980
500,000	Pricoa Global Funding 1, MTN(a)(b)	1.14%	07/27/09	492,844
1,000,000	Staples, Inc.	7.38%	10/01/12	1,000,331
1,500,000	Starbucks Corp.	6.25%	08/15/17	1,435,458
2,200,000	Valero Energy Corp.	6.88%	04/15/12	2,296,122
1,166,000	W.R. Berkley Corp.	6.15%	08/15/19	888,426
2,000,000	Weatherford International, Ltd.	5.15%	03/15/13	1,921,342
1,700,000	Xerox Corp.	5.65%	05/15/13	1,684,979

Total Corporate Bonds & Notes (Cost $43,827,614)				44,029,591

US Government & Agency Obligations — 68.7%
Bonds — 2.1%
640,000	FFCB	5.20%	03/20/13	706,677
4,000,000	FHLB, Callable 6/19/2009 @ 100	4.55%	06/19/13	4,008,396

				4,715,073

FHLB Notes — 6.0%
7,000,000	FHLB	5.25%	06/05/17	7,570,346
3,943,306	FHLB, Series 00-0606-Y	5.27%	12/28/12	4,117,758
1,375,562	FHLB, Series TQ-2015-A	5.07%	10/20/15	1,418,837

				13,106,941

FHLMC Note — 1.4%
3,000,000	FHLMC, Callable 3/16/2010 @ 100	2.13%	03/16/11	3,026,430

Mortgage Backed Securities — 39.9%
1,242,295	FHLMC, Pool # 1B0889(a)	4.53%	05/01/33	1,276,163
2,299,287	FHLMC, Pool # 1J0203(a)	5.22%	04/01/35	2,370,946
1,782,214	FHLMC, Pool # A40782	5.00%	12/01/35	1,827,419
17,505	FHLMC, Pool # C00210	8.00%	01/01/23	19,354
2,520,071	FHLMC, Pool # C90993	5.50%	10/01/26	2,617,671
1,121,424	FHLMC, Pool # E93051	5.50%	12/01/17	1,178,673
33,332	FHLMC, Pool # G10543	6.00%	06/01/11	35,180
47,296	FHLMC, Pool # G10682	7.50%	06/01/12	49,667
40,745	FHLMC, Pool # G10690	7.00%	07/01/12	42,916
3,778,118	FHLMC, Pool # G11649	4.50%	02/01/20	3,902,047
9,200,000	FHLMC, Pool # G18309	4.50%	05/01/24	9,424,151
3,654,580	FHLMC, Pool # G30412	6.00%	03/01/28	3,844,075

See Notes to Financial Statements.

Brown Advisory Intermediate Income Fund

Schedule of Investments

May 31, 2009

Shares/ Face Amount $	Security Description	Rate	Maturity	Value $
US Government & Agency Obligations — Continued
Mortgage Backed Securities — Continued
832,872	FHLMC, Pool # M80814	5.00%	05/01/10	859,637
879,205	FHLMC, Pool # M80931	5.50%	08/01/11	912,425
1,587,666	FHLMC REMIC, Series 2782-PA	4.00%	11/15/33	1,639,031
2,940,161	FHLMC REMIC, Series R005-VA	5.50%	03/15/16	3,111,902
291,577	FNMA, Pool # 254089	6.00%	12/01/16	309,469
4,083,377	FNMA, Pool # 256752	6.00%	06/01/27	4,293,039
3,971,460	FNMA, Pool # 257048	6.00%	01/01/28	4,175,374
36,117	FNMA, Pool # 409589	9.50%	11/01/15	39,429
192,690	FNMA, Pool # 433646	6.00%	10/01/13	204,273
73,469	FNMA, Pool # 539082	7.00%	08/01/28	80,448
217,290	FNMA, Pool # 625536	6.00%	01/01/32	229,932
137,116	FNMA, Pool # 628837	6.50%	03/01/32	147,738
1,080,864	FNMA, Pool # 663238	5.50%	09/01/32	1,123,479
1,186,056	FNMA, Pool # 725544	5.50%	12/01/17	1,247,346
158,615	FNMA, Pool # 741373(a)	4.30%	12/01/33	163,172
414,173	FNMA, Pool # 744805(a)	4.26%	11/01/33	424,898
268,411	FNMA, Pool # 764342(a)	3.27%	02/01/34	270,836
2,932,018	FNMA, Pool # 768005	4.00%	09/01/13	2,992,127
812,570	FNMA, Pool # 805440	7.00%	11/01/34	884,602
4,914,705	FNMA, Pool # 831413	5.50%	04/01/36	5,089,280
1,248,510	FNMA, Pool # 848817	5.00%	01/01/36	1,281,492
2,694,357	FNMA, Pool # 866920(a)	5.38%	02/01/36	2,727,964
3,640,433	FNMA, Pool # 871084	5.50%	11/01/36	3,769,744
5,862,651	FNMA, Pool # 888218	5.00%	03/01/37	6,012,027
2,841,692	FNMA, Pool # 889584	5.50%	01/01/37	2,946,627
5,680,553	FNMA, Pool # 909932	6.00%	03/01/37	5,955,113
4,022,364	FNMA, Pool # 944581	5.00%	07/01/22	4,166,181
4,516,475	GNMA, Pool # 4221	5.50%	08/20/38	4,686,991
61,688	GNMA, Pool # 487110	6.50%	04/15/29	66,200
7,908	GNMA, Pool # 571166	7.00%	08/15/31	8,639
137,951	GNMA, Pool # 781186	9.00%	06/15/30	154,391
731,870	GNMA, Pool # 781450	5.00%	06/15/17	763,246

				87,325,314

U.S. Treasury Securities — 19.3%
7,000,000	U.S. Treasury Inflation Index	2.50%	07/15/16	7,815,263
10,000,000	U.S. Treasury Inflation Index	2.13%	01/15/19	10,343,835
6,000,000	U.S. Treasury Note/Bond	4.25%	08/15/15	6,522,660
10,000,000	U.S. Treasury Note/Bond	4.00%	08/15/18	10,442,970
7,500,000	U.S. Treasury Note/Bond	2.75%	02/15/19	7,050,623

				42,175,351

Total US Government & Agency Obligations (Cost $146,252,425)				150,349,109

Yankee Dollar — 0.2%
321,000	Potash Corp. of Saskatchewan, Inc. (Cost $320,231)	5.25%	05/15/14	331,813

Short Term Investment — 4.9%
Money Market Fund — 4.9%
10,667,748	Western Asset/Citi Institutional U.S. Treasury Reserves, Class A 0.01%(c) (Cost $10,667,748)			10,667,748

Total Investments — 94.2% (Cost $201,750,438)*				206,057,861
Other Assets and Liabilities, Net — 5.8%				12,739,332

NET ASSETS — 100.0%				$218,797,193

See Notes to Financial Statements.

Brown Advisory Intermediate Income Fund

Schedule of Investments

May 31, 2009

PORTFOLIO HOLDINGS

% of Net Assets

US Government & Agency Obligations	68.7%
Corporate Bonds & Notes	20.1%
Short Term Investment	4.9%
Asset Backed Securities	0.3%
Yankee Dollar	0.2%
Other Assets and Liabilities	5.8%

100.0%

(a)	Variable rate security. Rate disclosed is as of May 31, 2009.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. At May 31, 2009, the value of these securities amounted to $2,510,770 or 1.1% of net assets.
(c)	The rate quoted is the annualized seven-day net yield of the fund as of May 31, 2009.
*	Represents cost for financial reporting purposes. Cost of investments for Federal income tax purposes is $201,750,475 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation	$5,766,225
Gross Unrealized Depreciation	(1,458,839)

Net Unrealized Appreciation	$4,307,386

BKNT	Bank Note
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LP	Limited Partnership
MTN	Medium Term Note

See Notes to Financial Statements.

Statements of Assets and Liabilities

May 31, 2009

	BROWN ADVISORY GROWTH EQUITY FUND		BROWN ADVISORY VALUE EQUITY FUND		BROWN ADVISORY FLEXIBLE VALUE FUND	BROWN ADVISORY SMALL-CAP GROWTH FUND
ASSETS
Investments:
Total investments, at cost	$55,893,136		$111,076,890		$16,135,702	$99,058,966
Net unrealized appreciation (depreciation)	1,800,972		2,990,633		(2,720,977)	4,886,903

Total investments, at market value	57,694,108		114,067,523		13,414,725	103,945,869
Cash	—		—		—	—
Foreign currency (Cost $351,119)	—		—		—	—
Unrealized appreciation on spot contracts	—		—		—	—
Receivables:
Investment securities sold	1,468,542		421,183		—	592,072
Fund shares sold	208,852		203,495		440	145,035
Interest and dividends	8,017		453,792		12,897	37,177
Reclaims	—		—		—	—
Receivable from advisor	—		—		—	—
Prepaid expenses and other assets	19,355		20,757		18,989	27,175

Total Assets	59,398,874		115,166,750		13,447,051	104,747,328

LIABILITIES
Payables:
Payable to custodian	—		—		—	—
Investment securities purchased	1,775,310		637,311		—	—
Unrealized loss on spot contracts	—		—		—	—
Fund shares redeemed	—		91,999		—	48,138
Distributions	—		—		—	—
Written options, at value (Premium received $20,701)	—		—		—	—
Accrued Liabilities:
Investment advisor fees	34,957		71,072		—	86,694
Administration, accounting, and transfer agent fees	9,384		15,094		3,811	17,212
Custodian fees	3,213		2,830		2,175	2,173
Shareholder service fees: Institutional Shares	1,489		4,402		26	2,849
Distribution fees: A Shares	1,934		2,132		208	1,090
D Shares	—		—		—	1,462
Compliance services fees	1,138		1,818		632	1,663
Trustees’ fees and expenses	51		38		420	81
Other expenses	24,653		35,436		18,824	33,577

Total Liabilities	1,852,129		862,132		26,096	194,939

NET ASSETS	$57,546,745		$114,304,618		$13,420,955	$104,552,389

COMPONENTS OF NET ASSETS
Paid-in capital	$67,772,890		$184,224,163		$22,370,799	$139,398,161
Accumulated net investment income (loss)	—		1,186,254		13,032	25,467
Accumulated net realized loss	(12,027,117)		(74,096,432)		(6,241,899)	(39,758,142)
Unrealized appreciation (depreciation)	1,800,972		2,990,633		(2,720,977)	4,886,903

NET ASSETS	$57,546,745		$114,304,618		$13,420,955	$104,552,389

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Institutional Shares:
Net assets	$52,791,596		$109,188,148		$12,415,844	$95,006,904
Shares outstanding (unlimited shares authorized)	6,737,958		13,099,118		2,015,378	11,210,256
Net asset value per share	$7.83		$8.34		$6.16	$8.47
A Shares:
Net assets	$4,755,149		$5,116,470		$1,005,111	$2,614,829
Shares outstanding (unlimited shares authorized)	615,598		610,992		163,008	314,358
Net asset value per share	$7.72		$8.37		$6.17	$8.32
Maximum offering price per share	$8.00	(a)	$8.67	(a)	$6.48 (b)	$8.62	(a)
D Shares:
Net assets	$—		$—		$—	$6,930,656
Shares outstanding (unlimited shares authorized)	—		—		—	416,451
Net asset value per share	$—		$—		$—	$16.64
(a)	Computation of maximum offering price per share 100/96.50 of net asset value.
(b)	Computation of maximum offering price per share 100/95.25 of net asset value.
(c)	Computation of maximum offering price per share 100/98.50 of net asset value.

See Notes to Financial Statements.

Statements of Assets and Liabilities

May 31, 2009

BROWN ADVISORY SMALL-CAP VALUE FUND		BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND	BROWN ADVISORY OPPORTUNITY FUND	BROWN ADVISORY CORE INTERNATIONAL FUND	BROWN ADVISORY MARYLAND BOND FUND	BROWN ADVISORY INTERMEDIATE INCOME FUND

$57,234,778		$13,075,585	$15,711,971	$123,622,716	$168,457,924	$201,750,438
1,730,980		1,414,936	1,028,007	(16,880,513)	3,342,243	4,307,423

58,965,758		14,490,521	16,739,978	106,742,203	171,800,167	206,057,861
—		—	—	—	—	13,166,784
—		—	—	351,193	—	—
—		—	—	1,392	—	—

112,627		235,506	—	4,383,528	—	8,084
50,339		135,936	13,265	348	538,800	143,115
39,583		13,528	18,539	635,827	1,845,214	1,618,375
—		—	—	486,477	—	—
—		685	—	—	—	—
15,628		12,677	13,405	15,889	10,169	18,073

59,183,935		14,888,853	16,785,187	112,616,857	174,194,350	221,012,292

—		—	—	853,482	—	—
38,946		185,250	207,683	2,543,031	2,770,579	1,296,447
—		—	—	31,891	—	—
36,889		—	9,676	164,899	40,445	303,642
—		—	—	—	292,641	468,930
—		58,650	—	—	—	—

49,169		—	5,847	91,034	50,305	63,690
9,940		1,897	5,546	15,385	20,231	26,904
5,157		—	398	9,410	1,419	1,735
2,151		458	339	4,189	4,668	5,374
180		—	—	—	—	5,861
—		—	—	—	—	—
1,709		684	705	2,143	2,251	2,750
89		24	86	—	408	253
25,470		22,126	17,593	29,202	41,810	39,513

169,700		269,089	247,873	3,744,666	3,224,757	2,215,099

$59,014,235		$14,619,764	$16,537,314	$108,872,191	$170,969,593	$218,797,193

$99,621,374		$13,659,199	$139,345,030	$244,427,108	$167,711,068	$217,130,536
—		(7,877)	—	950,840	—	392,377
(42,338,119)		(408,545)	(123,835,723)	(119,685,832)	(83,718)	(3,033,143)
1,730,980		1,376,987	1,028,007	(16,819,925)	3,342,243	4,307,423

$59,014,235		$14,619,764	$16,537,314	$108,872,191	$170,969,593	$218,797,193

$58,583,193		$14,619,764	$16,537,314	$108,872,191	$170,969,593	$190,707,505
7,053,498		1,395,026	1,759,944	20,737,535	16,102,221	17,723,189
$8.31		$10.48	$9.40	$5.25	$10.62	$10.76

$431,042		$—	$—	$—	$—	$28,089,688
52,578		—	—	—	—	2,652,218
$8.20		$—	$—	$—	$—	$10.59
$8.50	(a)	$—	$—	$—	$—	$10.75	(c)

$—		$—	$—	$—	$—	$—
—		—	—	—	—	—
$—		$—	$—	$—	$—	$—

See Notes to Financial Statements.

Statements of Operations

Year Ended May 31, 2009

	BROWN ADVISORY GROWTH EQUITY FUND	BROWN ADVISORY VALUE EQUITY FUND	BROWN ADVISORY FLEXIBLE VALUE FUND(a)	BROWN ADVISORY FLEXIBLE VALUE FUND(b)	BROWN ADVISORY SMALL-CAP GROWTH FUND
INVESTMENT INCOME
Dividend income	$415,048	$4,430,613	$173,472	$251,703	$463,072
Less: foreign taxes withheld	—	—	(1,029)	(3,154)	—
Interest income	—	—	—	31,875	5,298

Total investment income	415,048	4,430,613	172,443	280,424	468,370

EXPENSES
Investment advisor fees	439,763	1,029,519	66,489	152,810	1,191,830
Administration, accounting, and transfer agent fees	99,196	178,299	45,549	262,627	202,889
Shareholder service fees:
Institutional Shares	21,783	56,786	81	—	48,370
Distribution fees:
A Shares	22,517	28,019	1,316	2,853	13,405
D Shares	—	—	—	—	20,689
Custodian fees	19,338	29,582	6,812	7,138	28,011
Insurance fees	1,579	4,231	113	—	3,285
Registration fees	20,534	21,799	13,404	25,611	25,372
Professional fees	35,738	83,228	20,129	64,488	69,822
Trustees’ fees and expenses	1,954	4,702	599	678	3,986
Compliance service fees	11,467	20,610	7,649	26,283	18,228
Offering costs	—	—	—	3,850	—
Miscellaneous expenses	12,688	27,920	10,761	19,375	25,394

Total Expenses	686,557	1,484,695	172,902	565,713	1,651,281

Fees waived and expenses reimbursed	(2,642)	—	(82,163)	(365,109)	(2,165)

Net Expenses	683,915	1,484,695	90,739	200,604	1,649,116

NET INVESTMENT INCOME (LOSS)	(268,867)	2,945,918	81,704	79,820	(1,180,746)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments	(11,798,709)	(64,311,566)	(2,548,066)	(3,693,833)	(37,855,117)
Written options	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—

Net realized loss	(11,798,709)	(64,311,566)	(2,548,066)	(3,693,833)	(37,855,117)

Net change in unrealized appreciation (depreciation) on:
Investments	(8,667,262)	(9,184,291)	2,092,419	(4,896,839)	(20,442,152)
Written options	—	—	—	—	—
Foreign currency translations	—	—	—	—	—

Net change in unrealized appreciation (depreciation)	(8,667,262)	(9,184,291)	2,092,419	(4,896,839)	(20,442,152)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(20,465,971)	(73,495,857)	(455,647)	(8,590,672)	(58,297,269)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(20,734,838)	$(70,549,939)	$(373,943)	$(8,510,852)	$(59,478,015)

(a)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 to May 31, 2009.
(b)	Information presented is for the time period November 1, 2007 through October 31, 2008. Prior year presentation has been modified to conform to current period presentation.
(c)	See Note 1 for dates of commencement of operations.

See Notes to Financial Statements.

Statements of Operations

Year Ended May 31, 2009

BROWN ADVISORY SMALL-CAP VALUE FUND	BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND(c)	BROWN ADVISORY OPPORTUNITY FUND	BROWN ADVISORY CORE INTERNATIONAL FUND	BROWN ADVISORY MARYLAND BOND FUND	BROWN ADVISORY INTERMEDIATE INCOME FUND

$985,478	$56,305	$100,630	$6,019,705	$112,719	$83,836
—	—	(318)	(520,533)	—	—
—	1,892	—	—	3,848,574	8,250,998

985,478	58,197	100,312	5,499,172	3,961,293	8,334,834

765,883	45,172	185,058	1,729,148	492,020	633,607
119,132	7,866	47,202	214,241	153,489	254,276

31,221	2,124	5,617	83,419	45,203	62,723

2,576	—	—	—	—	61,434
—	—	—	—	—	—
26,228	11,142	8,944	167,483	16,227	22,232
2,502	134	15,841	6,559	2,382	3,873
19,426	—	12,628	17,466	3,411	12,567
52,926	22,337	20,335	116,507	61,873	77,086
2,667	93	595	6,294	3,531	5,808
18,017	2,779	6,653	26,808	18,488	25,928
—	40,501	—	—	—	—
16,321	279	6,681	42,561	23,391	37,892

1,056,899	132,427	309,554	2,410,486	820,015	1,197,426

(2,740)	(64,459)	(31,966)	—	(280,585)	—

1,054,159	67,968	277,588	2,410,486	539,430	1,197,426

(68,681)	(9,771)	(177,276)	3,088,686	3,421,863	7,137,408

(41,966,039)	(395,261)	(10,281,360)	(119,330,077)	(4,590)	(2,661,196)
—	(13,284)	—	—	—	—
—	—	(56)	(90,102)	—	—

(41,966,039)	(408,545)	(10,281,416)	(119,420,179)	(4,590)	(2,661,196)

4,685,889	1,414,936	(1,444,010)	(21,745,261)	2,634,062	3,000,052
—	(37,949)	—	—	—	—
—	—	—	45,704	—	—

4,685,889	1,376,987	(1,444,010)	(21,699,557)	2,634,062	3,000,052

(37,280,150)	968,442	(11,725,426)	(141,119,736)	2,629,472	338,856

$(37,348,831)	$958,671	$(11,902,702)	$(138,031,050)	$6,051,335	$7,476,264

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY GROWTH EQUITY FUND		BROWN ADVISORY VALUE EQUITY FUND
	Year Ended May 31, 2009	Year Ended May 31, 2008	Year Ended May 31, 2009	Year Ended May 31, 2008
OPERATIONS
Net investment income (loss)	$(268,867)	$(331,558)	$2,945,918	$2,773,991
Net realized gains (losses)	(11,798,709)	5,814,340	(64,311,566)	(2,716,749)
Net change in unrealized appreciation (depreciation)	(8,667,262)	(7,004,587)	(9,184,291)	(25,963,431)

Decrease in Net Assets from Operations	(20,734,838)	(1,521,805)	(70,549,939)	(25,906,189)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(2,928,785)	(2,845,191)
A Shares	—	—	(95,330)	(36,022)
Net realized gain:
Institutional Shares	(189,725)	—	—	(13,310,258)
A Shares	(14,861)	—	—	(443,762)

Total Distributions to Shareholders	(204,586)	—	(3,024,115)	(16,635,233)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	17,632,715	10,660,664	36,473,473	40,936,154
A Shares	1,287,902	2,189,010	1,584,256	3,497,176
Reinvestment of distributions:
Institutional Shares	188,814	—	334,956	13,579,012
A Shares	13,456	—	82,985	457,477
Redemption of shares:
Institutional Shares	(15,385,247)	(10,889,770)	(53,792,988)	(33,059,607)
A Shares	(634,518)	(398,286)	(716,060)	(1,494,042)

Increase (Decrease) from Capital Share Transactions	3,103,122	1,561,618	(16,033,378)	23,916,170

Increase (Decrease) in Net Assets	(17,836,302)	39,813	(89,607,432)	(18,625,252)
NET ASSETS
Beginning of year	75,383,047	75,343,234	203,912,050	222,537,302

End of year*	$57,546,745	$75,383,047	$114,304,618	$203,912,050

*Accumulated net investment income	$—	$—	$1,186,254	$558,177

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,311,597	1,017,692	4,055,011	3,013,688
A Shares	162,043	206,371	159,088	252,436
Reinvestment of distributions:
Institutional Shares	27,890	—	37,259	966,103
A Shares	2,014	—	9,110	32,529
Redemption of shares:
Institutional Shares	(2,145,431)	(1,036,077)	(6,061,479)	(2,436,379)
A Shares	(83,374)	(39,813)	(87,960)	(110,145)

Increase (Decrease) from Capital Share Transactions	274,739	148,173	(1,888,971)	1,718,232

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY FLEXIBLE VALUE FUND			BROWN ADVISORY SMALL-CAP GROWTH FUND
	Period Ended May 31, 2009(a)	Year Ended October 31, 2008	Period Ended October 31, 2007(b)	Year Ended May 31, 2009	Year Ended May 31, 2008
OPERATIONS
Net investment income (loss)	$81,704	$79,820	$5,619	$(1,180,746)	$(1,612,214)
Net realized gains (losses)	(2,548,066)	(3,693,833)	38,960	(37,855,117)	22,355,209
Net change in unrealized appreciation (depreciation)	2,092,419	(4,896,839)	83,443	(20,442,152)	(17,869,309)

Increase (Decrease) in Net Assets from Operations	(373,943)	(8,510,852)	128,022	(59,478,015)	2,873,686

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(68,198)	(63,543)	(3,318)	—	—
A Shares	(474)	(53)	—	—	—
Net realized gain:
Institutional Shares	—	(37,071)	—	(4,133,675)	(11,188,436)
A Shares	—	(1,900)	—	(110,586)	(216,792)
D Shares	—	—	—	(164,961)	(519,137)
Return of capital:
Institutional Shares	(5,700)	—	—	—	—
A Shares	(40)	—	—	—	—

Total Distributions to Shareholders	(74,412)	(102,567)	(3,318)	(4,409,222)	(11,924,365)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,015,256	12,575,508	12,880,944	24,028,629	25,889,588
A Shares	175,849	1,121,766	960,685	569,036	2,699,424
D Shares	—	—	—	7,041	2,828
Reinvestment of distributions:
Institutional Shares	65,941	100,614	3,318	4,114,755	11,176,558
A Shares	382	1,707	—	102,988	207,576
D Shares	—	—	—	151,015	479,800
Redemption of shares:
Institutional Shares	(4,592,208)	(1,239,926)	(21,010)	(33,381,560)	(17,310,730)
A Shares	(254,888)	(435,875)	(38)	(265,146)	(299,130)
D Shares	—	—	—	(1,474,877)	(1,574,001)

Increase (Decrease) from Capital Share Transactions	(3,589,668)	12,123,794	13,823,899	(6,148,119)	21,271,913

Increase (Decrease) in Net Assets	(4,038,023)	3,510,375	13,948,603	(70,035,356)	12,221,234
NET ASSETS
Beginning of year/period	17,458,978	13,948,603	—	174,587,745	162,366,511

End of year/period*	$13,420,955	$17,458,978	$13,948,603	$104,552,389	$174,587,745

*Accumulated net investment income	$13,032	$—	$3,482	$25,467	$—

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	194,963	1,559,355	1,253,619	2,785,608	1,968,274
A Shares	32,177	134,717	91,846	63,683	198,336
D Shares	—	—	—	315	130
Reinvestment of distributions:
Institutional Shares	12,310	10,587	325	567,553	837,823
A Shares	72	180	—	14,444	15,714
D Shares	—	—	—	10,597	18,669
Redemption of shares:
Institutional Shares	(858,080)	(155,682)	(2,019)	(4,193,460)	(1,342,641)
A Shares	(45,086)	(50,894)	(4)	(37,185)	(24,499)
D Shares	—	—	—	(83,733)	(63,350)

Increase (Decrease) from Capital Share Transactions	(663,644)	1,498,263	1,343,767	(872,178)	1,608,456

(a)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 to May 31, 2009.
(b)	See Note 1 for dates of commencement of operations.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP VALUE FUND		BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND
	Year Ended May 31, 2009	Year Ended May 31, 2008	Period Ended May 31, 2009(a)
OPERATIONS
Net investment loss	$(68,681)	$(325,045)	$(9,771)
Net realized gains (losses)	(41,966,039)	4,914,848	(408,545)
Net change in unrealized appreciation (depreciation)	4,685,889	(25,932,203)	1,376,987

Increase (Decrease) in Net Assets from Operations	(37,348,831)	(21,342,400)	958,671

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	(165,077)	—
Net realized gain:
Institutional Shares	(2,206,234)	(12,435,651)	—
A Shares	(14,111)	(93,858)	—
Return of capital:
Institutional Shares	(48,464)	—	(6,385)

Total Distributions to Shareholders	(2,268,809)	(12,694,586)	(6,385)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	19,681,604	26,688,547	14,183,396
A Shares	17,832	255,177	—
Reinvestment of distributions:
Institutional Shares	2,204,509	12,435,723	87
A Shares	13,152	80,589	—
Redemption of shares:
Institutional Shares	(46,676,763)	(28,260,068)	(516,005)
A Shares	(126,402)	(174,074)	—

Increase (Decrease) from Capital Share Transactions	(24,886,068)	11,025,894	13,667,478

Increase (Decrease) in Net Assets	(64,503,708)	(23,011,092)	14,619,764
NET ASSETS
Beginning of year/period	123,517,943	146,529,035	—

End of year/period*	$59,014,235	$123,517,943	$14,619,764

*Accumulated net investment loss	$—	$—	$(7,877)

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,402,755	2,143,676	1,452,161
A Shares	2,256	18,104	—
Reinvestment of distributions:
Institutional Shares	301,602	974,197	9
A Shares	1,821	6,351	—
Redemption of shares:
Institutional Shares	(5,819,941)	(2,217,108)	(57,144)
A Shares	(16,695)	(14,952)	—

Increase (Decrease) from Capital Share Transactions	(3,128,202)	910,268	1,395,026

(a)	See Note 1 for dates of commencement of operations.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY OPPORTUNITY FUND		BROWN ADVISORY CORE INTERNATIONAL FUND
	Year Ended May 31, 2009	Year Ended May 31, 2008	Year Ended May 31, 2009	Year Ended May 31, 2008
OPERATIONS
Net investment income (loss)	$(177,276)	$(211,502)	$3,088,686	$8,086,466
Net realized gains (losses)	(10,281,416)	(140,083)	(119,420,179)	70,015,759
Net change in unrealized appreciation (depreciation)	(1,444,010)	(153,303)	(21,699,557)	(80,856,626)

Decrease in Net Assets from Operations	(11,902,702)	(504,888)	(138,031,050)	(2,754,401)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(5,376,245)	(7,309,925)
Net realized gain:
Institutional Shares	—	—	(55,806,783)	(33,627,722)

Total Distributions to Shareholders	—	—	(61,183,028)	(40,937,647)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	5,455,069	13,989,213	57,815,789	62,868,073
Reinvestment of distributions:
Institutional Shares	—	—	55,822,484	33,807,009
Redemption of shares:
Institutional Shares	(6,755,119)	(1,647,378)	(141,694,678)	(70,017,654)
Redemption fees:	—	469	—	—

Increase (Decrease) from Capital Share Transactions	(1,300,050)	12,342,304	(28,056,405)	26,657,428

Increase (Decrease) in Net Assets	(13,202,752)	11,837,416	(227,270,483)	(17,034,620)
NET ASSETS
Beginning of year	29,740,066	17,902,650	336,142,674	353,177,294

End of year*	$16,537,314	$29,740,066	$108,872,191	$336,142,674

*Accumulated net investment income (loss)	$—	$(27)	$950,840	$3,328,501

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	497,255	914,164	7,654,435	4,109,793
Reinvestment of distributions:
Institutional Shares	—	—	11,175,963	2,025,722
Redemption of shares:
Institutional Shares	(707,019)	(108,825)	(19,929,759)	(4,263,064)

Increase (Decrease) from Capital Share Transactions	(209,764)	805,339	(1,099,361)	1,872,451

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY MARYLAND BOND FUND		BROWN ADVISORY INTERMEDIATE INCOME FUND
	Year Ended May 31, 2009	Year Ended May 31, 2008	Year Ended May 31, 2009	Year Ended May 31, 2008
OPERATIONS
Net investment income	$3,421,863	$3,149,811	$7,137,408	$7,158,473
Net realized gains (losses)	(4,590)	20,232	(2,661,196)	1,624,609
Net change in unrealized appreciation (depreciation)	2,634,062	1,021,958	3,000,052	3,055,992

Increase in Net Assets from Operations	6,051,335	4,192,001	7,476,264	11,839,074

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(3,421,863)	(3,149,843)	(6,222,981)	(6,364,576)
A Shares	—	—	(937,513)	(839,394)
Net realized gain:
Institutional Shares	—	—	(248,824)	—
A Shares	—	—	(42,302)	—

Total Distributions to Shareholders	(3,421,863)	(3,149,843)	(7,451,620)	(7,203,970)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	106,540,487	45,588,373	109,903,560	64,991,461
A Shares	—	—	7,026,302	5,594,857
Reinvestment of distributions:
Institutional Shares	371,958	290,472	1,182,094	780,467
A Shares	—	—	636,037	598,365
Redemption of shares:
Institutional Shares	(32,574,305)	(45,328,797)	(62,818,832)	(55,922,976)
A Shares	—	—	(3,087,150)	(1,639,323)
Redemption fees:	602	—	196	1,702

Increase from Capital Share Transactions	74,338,742	550,048	52,842,207	14,404,553

Increase in Net Assets	76,968,214	1,592,206	52,866,851	19,039,657
NET ASSETS
Beginning of year	94,001,379	92,409,173	165,930,342	146,890,685

End of year*	$170,969,593	$94,001,379	$218,797,193	$165,930,342

*Accumulated net investment income	$—	$—	$392,377	$97,816

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	10,165,894	4,396,468	10,253,326	6,069,202
A Shares	—	—	665,722	525,502
Reinvestment of distributions:
Institutional Shares	35,777	28,053	110,914	73,066
A Shares	—	—	60,605	56,862
Redemption of shares:
Institutional Shares	(3,124,038)	(4,378,952)	(5,872,794)	(5,194,650)
A Shares	—	—	(292,611)	(155,884)

Increase from Capital Share Transactions	7,077,633	45,569	4,925,162	1,374,098

See Notes to Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

			Net Realized And Unrealized Gains (Losses)		Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Total from Investment Operations	from Net Investment Income	from Net Realized Gains	from Return of Capital		Total Distributions to Shareholders	Redemption Fees(a)	Net Asset Value, End of Period
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
Institutional Shares
May 31, 2009	$10.66	(0.03)	(2.77)	(2.80)	—	(0.03)	—		(0.03)	—	$7.83
May 31, 2008	10.87	(0.04)	(0.17)	(0.21)	—	—	—		—	—	10.66
May 31, 2007	8.97	(0.02)	1.92	1.90	—	—	—		—	—	10.87
May 31, 2006	8.50	(0.01)	0.48	0.47	—	—	—		—	—	8.97
May 31, 2005	8.33	0.03	0.17	0.20	(0.03)	—	—		(0.03)	—	8.50
A Shares
May 31, 2009	10.55	(0.07)	(2.73)	(2.80)	—	(0.03)	—		(0.03)	—	7.72
May 31, 2008	10.83	(0.10)	(0.18)	(0.28)	—	—	—		—	—	10.55
May 31, 2007	8.98	(0.08)	1.93	1.85	—	—	—		—	—	10.83
May 31, 2006 (f)	8.94	— (g)	0.04	0.04	—	—	—		—	—	8.98

BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
Institutional Shares
May 31, 2009	$13.07	0.20	(4.72)	(4.52)	(0.21)	—	—		(0.21)	—	$8.34
May 31, 2008	16.03	0.19	(1.98)	(1.79)	(0.20)	(0.97)	—		(1.17)	—	13.07
May 31, 2007	13.69	0.20	2.85	3.05	(0.20)	(0.51)	—		(0.71)	—	16.03
May 31, 2006	13.66	0.21	0.88	1.09	(0.17)	(0.89)	—		(1.06)	—	13.69
May 31, 2005	13.44	0.14	1.00	1.14	(0.12)	(0.80)	—		(0.92)	—	13.66
A Shares
May 31, 2009	13.11	0.16	(4.74)	(4.58)	(0.16)	—	—		(0.16)	—	8.37
May 31, 2008	16.05	0.11	(2.00)	(1.89)	(0.08)	(0.97)	—		(1.05)	—	13.11
May 31, 2007	13.68	0.12	2.85	2.97	(0.09)	(0.51)	—		(0.60)	—	16.05
May 31, 2006 (f)	13.96	0.05	(0.33)	(0.28)	—	—	—		—	—	13.68

BROWN ADVISORY FLEXIBLE VALUE FUND
Year/Period Ended
Institutional Shares
May 31, 2009(h)	$6.14	0.03	0.02	0.05	(0.03)	—	—	(g)	(0.03)	—	$6.16
October 31, 2008	10.38	0.04	(4.20)	(4.16)	(0.05)	(0.03)	—		(0.08)	—	6.14
October 31, 2007 (f)	10.00	0.01	0.38	0.39	(0.01)	—	—		(0.01)	—	10.38
A Shares
May 31, 2009(h)	6.14	0.02	0.01	0.03	— (g)	—	—	(g)	— (g)	—	6.17
October 31, 2008	10.36	0.02	(4.21)	(4.19)	—	(0.03)	—		(0.03)	—	6.14
October 31, 2007 (f)	10.41	(0.02)	(0.03)	(0.05)	—	—	—		—	—	10.36

See Notes to Financial Statements.

Financial Highlights

Ratios/Supplemental Data

		Ratios to Average Net Assets
Total Return(b)(c)	Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)(d)	Net Expenses(d)	Gross Expenses(d)(e)	Portfolio Turnover Rate(c)

(26.26)%	$52,792	(0.42)%	1.13%	1.13%	70%
(1.93)%	69,738	(0.41)%	1.06%	1.06%	56%
21.18%	71,355	(0.25)%	1.09%	1.09%	29%
5.53%	52,938	(0.13)%	1.09%	1.11%	38%
2.45%	44,288	0.41%	0.98%	1.09%	40%

(26.54)%	4,755	(0.89)%	1.60%	1.66%	70%
(2.59)%	5,645	(0.96)%	1.60%	1.67%	56%
20.60%	3,988	(0.77)%	1.60%	2.07%	29%
0.45%	1,825	(0.51)%	1.49%	7.00%	38%

(34.73)%	$109,188	2.17%	1.06%	1.06%	108%
(11.60)%	196,954	1.33%	0.97%	0.97%	47%
22.85%	216,826	1.38%	0.99%	0.99%	39%
8.26%	158,306	1.51%	0.99%	0.99%	75%
8.67%	133,454	1.04%	0.99%	1.03%	78%

(35.04)%	5,116	1.67%	1.58%	1.58%	108%
(12.15)%	6,958	0.75%	1.56%	1.56%	47%
22.14%	5,711	0.81%	1.60%	1.86%	39%
(2.01)%	2,120	4.11%	1.56%	4.84%	75%

0.88%	$12,416	1.06%	1.14%	2.18%	16%
(40.37)%	16,379	0.46%	1.10%	3.07%	27%
3.93%	12,997	0.12%	1.10%	5.06%	19%

0.55%	1,005	0.79%	1.42%	2.70%	16%
(40.55)%	1,080	0.24%	1.35%	4.32%	27%
(0.48)%	951	(0.17)%	1.35%	12.67%	19%

See Notes to Financial Statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

			Net Realized And Unrealized Gains (Losses)		Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Total from Investment Operations	from Net Investment Income	from Net Realized Gains	from Return of Capital		Total Distributions to Shareholders	Redemption Fees(a)		Net Asset Value, End of Period
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
Institutional Shares
May 31, 2009	$13.17	(0.09)	(4.25)	(4.34)	—	(0.36)	—		(0.36)	—		$8.47
May 31, 2008	13.92	(0.12)	0.39	0.27	—	(1.02)	—		(1.02)	—		13.17
May 31, 2007	11.38	(0.08)	2.62	2.54	—	—	—		—	—		13.92
May 31, 2006	10.32	(0.11)	1.17	1.06	—	—	—		—	—		11.38
May 31, 2005	10.11	(0.12)	0.33	0.21	—	—	—		—	—	(g)	10.32
A Shares
May 31, 2009	12.99	(0.13)	(4.18)	(4.31)	—	(0.36)	—		(0.36)	—		8.32
May 31, 2008	13.83	(0.20)	0.38	0.18	—	(1.02)	—		(1.02)	—		12.99
May 31, 2007	11.37	(0.14)	2.60	2.46	—	—	—		—	—		13.83
May 31, 2006 (f)	12.11	(0.02)	(0.72)	(0.74)	—	—	—		—	—		11.37
D Shares
May 31, 2009	25.32	(0.23)	(8.09)	(8.32)	—	(0.36)	—		(0.36)	—		16.64
May 31, 2008	25.93	(0.32)	0.73	0.41	—	(1.02)	—		(1.02)	—		25.32
May 31, 2007	21.28	(0.24)	4.89	4.65	—	—	—		—	—		25.93
May 31, 2006	19.38	(0.31)	2.21	1.90	—	—	—		—	—		21.28
May 31, 2005 (i)	19.09	(0.28)	0.57	0.29	—	—	—		—	—	(g)	19.38

BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
Institutional Shares
May 31, 2009	$12.07	(0.01)	(3.47)	(3.48)	—	(0.28)	—	(g)	(0.28)	—		$8.31
May 31, 2008	15.72	(0.03)	(2.25)	(2.28)	(0.02)	(1.35)	—		(1.37)	—		12.07
May 31, 2007	14.09	0.12	2.30	2.42	(0.08)	(0.71)	—		(0.79)	—		15.72
May 31, 2006 (j)	13.08	0.07	1.94	2.01	(0.09)	(0.91)	—		(1.00)	—	(g)	14.09
May 31, 2005 (j)	11.31	0.07	2.07	2.14	(0.06)	(0.31)	—		(0.37)	—		13.08
A Shares
May 31, 2009	11.98	(0.05)	(3.45)	(3.50)	—	(0.28)	—		(0.28)	—		8.20
May 31, 2008	15.67	(0.11)	(2.23)	(2.34)	—	(1.35)	—		(1.35)	—		11.98
May 31, 2007	14.08	0.04	2.28	2.32	(0.02)	(0.71)	—		(0.73)	—		15.67
May 31, 2006 (f)	14.94	— (g)	(0.86)	(0.86)	—	—	—		—	—	(g)	14.08

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND
Year/Period Ended
Institutional Shares
May 31, 2009 (f)	$10.00	(0.01)	0.50	0.49	—	—	(0.01)		(0.01)	—		$10.48

BROWN ADVISORY OPPORTUNITY FUND
Year/Period Ended
Institutional Shares
May 31, 2009	$15.10	(0.10)	(5.60)	(5.70)	—	—	—		—	—		$9.40
May 31, 2008	15.38	(0.14)	(0.14)	(0.28)	—	—	—		—	—	(g)	15.10
May 31, 2007	12.55	(0.06)	2.89	2.83	—	—	—		—	—		15.38
May 31, 2006	12.39	(0.16)	0.32	0.16	—	—	—		—	—		12.55
May 31, 2005 (l)	12.49	(0.16)	0.06 (m)	(0.10)	—	—	—		—	—	(g)	12.39

See Notes to Financial Statements.

Financial Highlights

Ratios/Supplemental Data

			Ratios to Average Net Assets
Total Return(b)(c)		Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)(d)	Net Expenses(d)	Gross Expenses(d)(e)	Portfolio Turnover Rate(c)

(32.47)%		$95,007	(0.96)%	1.35%	1.35%	90%
1.87%		158,648	(0.94)%	1.25%	1.25%	81%
22.32%		147,362	(0.68)%	1.27%	1.27%	65%
10.27%		122,211	(1.01)%	1.25%	1.26%	80%
2.08%		106,643	(1.19)%	1.23%	1.25%	22%

(32.69)%		2,615	(1.46)%	1.85%	1.93%	90%
1.21%		3,553	(1.55)%	1.85%	2.07%	81%
21.64%		1,160	(1.12)%	1.85%	5.11%	65%
(6.11)%		370	(1.55)%	1.80%	11.69%	80%

(32.61)%		6,931	(1.26)%	1.65%	1.65%	90%
1.50%		12,387	(1.29)%	1.59%	1.59%	81%
21.85%		13,845	(1.06)%	1.63%	1.63%	65%
9.80%		13,982	(1.44)%	1.68%	1.69%	80%
1.52%		15,281	(1.49)%	1.53%	1.80%	22%

(28.52)%		$58,583	(0.09)%	1.37%	1.37%	76%
(14.97)%		122,737	(0.25)%	1.26%	1.27%	65%
17.71%		145,656	0.86%	1.27%	1.27%	58%
15.79%		113,999	0.50%	1.26%	1.28%	48%
19.09%		85,004	0.58%	1.23%	1.35%	57%

(28.94)%		431	(0.57)%	1.85%	2.38%	76%
(15.39)%		781	(0.84)%	1.85%	2.55%	65%
16.96%		873	0.30%	1.85%	5.22%	58%
(5.76)%		182	(0.29)%	1.80%	41.84%	48%

4.86%		$14,620	(0.22)%	1.50%	2.91%	29%

(37.75)%		$16,537	(0.96)%	1.50%	1.67%	151%
(1.82)%		29,740	(0.91)%	1.50%	1.70%	131%
22.55%		17,903	(0.45)%	1.50%	1.97%	118%
1.29	(k)%	18,650	(1.15)%	1.50%	1.75%	96%
(0.80)%		20,442	(1.31)%	1.50%	1.50%	16%

See Notes to Financial Statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

			Net Realized And Unrealized Gains (Losses)		Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Total from Investment Operations	from Net Investment Income	from Net Realized Gains	Total Distributions to Shareholders	Redemption Fees(a)		Net Asset Value, End of Period
BROWN ADVISORY CORE INTERNATIONAL FUND
Year/Period Ended
Institutional Shares
May 31, 2009	$15.39	0.14	(7.16)	(7.02)	(0.26)	(2.86)	(3.12)	—		$5.25
May 31, 2008	17.69	0.39	(0.51)	(0.12)	(0.36)	(1.82)	(2.18)	—		15.39
May 31, 2007	15.60	0.20	2.63	2.83	(0.16)	(0.58)	(0.74)	—		17.69
May 31, 2006	12.92	0.15	3.35	3.50	(0.13)	(0.69)	(0.82)	—		15.60
May 31, 2005	13.69	0.21	1.34	1.55	(0.19)	(2.13)	(2.32)	—		12.92

BROWN ADVISORY MARYLAND BOND FUND
Year/Period Ended
Institutional Shares
May 31, 2009	$10.42	0.31	0.21	0.52	(0.32)	—	(0.32)	—	(g)	$10.62
May 31, 2008	10.29	0.37	0.13	0.50	(0.37)	—	(0.37)	—		10.42
May 31, 2007	10.28	0.32	0.01	0.33	(0.32)	—	(0.32)	—		10.29
May 31, 2006	10.51	0.29	(0.23)	0.06	(0.29)	—	(0.29)	—		10.28
May 31, 2005	10.44	0.30	0.07	0.37	(0.30)	— (g)	(0.30)	—		10.51

BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
Institutional Shares
May 31, 2009	$10.76	0.42	0.02	0.44	(0.42)	(0.02)	(0.44)	—	(g)	$10.76
May 31, 2008	10.46	0.49	0.35	0.84	(0.54)	—	(0.54)	—	(g)	10.76
May 31, 2007	10.36	0.47	0.11	0.58	(0.48)	—	(0.48)	—		10.46
May 31, 2006	10.76	0.43	(0.39)	0.04	(0.44)	—	(0.44)	—	(g)	10.36
May 31, 2005	10.71	0.41	0.06	0.47	(0.42)	—	(0.42)	—		10.76
A Shares
May 31, 2009	10.60	0.39	0.02	0.41	(0.40)	(0.02)	(0.42)	—		10.59
May 31, 2008	10.28	0.45	0.35	0.80	(0.48)	—	(0.48)	—		10.60
May 31, 2007	10.19	0.43	0.11	0.54	(0.45)	—	(0.45)	—		10.28
May 31, 2006	10.59	0.39	(0.38)	0.01	(0.41)	—	(0.41)	—		10.19
May 31, 2005	10.55	0.37	0.06	0.43	(0.39)	—	(0.39)	—		10.59

See Notes to Financial Statements.

Financial Highlights

Ratios/Supplemental Data

		Ratios to Average Net Assets
Total Return(b)(c)	Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)(d)	Net Expenses(d)	Gross Expenses(d)(e)	Portfolio Turnover Rate(c)

(44.96)%	$108,872	1.79%	1.40%	1.40%	64%
(1.34)%	336,143	2.41%	1.26%	1.26%	124%
18.62%	353,177	1.24%	1.24%	1.24%	33%
27.89%	287,710	1.06%	1.31%	1.31%	35%
11.44%	195,690	1.56%	1.33%	1.36%	78%

5.06%	$170,970	2.93%	0.46%	0.70%	9%
4.93%	94,001	3.55%	0.27%	0.77%	10%
3.21%	92,409	3.06%	0.71%	0.80%	6%
0.65%	82,118	2.83%	0.80%	0.80%	8%
3.58%	73,981	2.80%	0.75%	0.81%	5%

4.24%	$190,708	3.97%	0.63%	0.63%	32%
7.70%	142,412	4.54%	0.58%	0.58%	56%
5.72%	128,463	4.46%	0.60%	0.60%	25%
0.42%	111,564	4.09%	0.60%	0.61%	33%
4.31%	96,484	3.77%	0.60%	0.64%	39%

3.97%	28,090	3.73%	0.87%	0.87%	32%
7.47%	23,519	4.25%	0.86%	0.86%	56%
5.39%	18,428	4.16%	0.90%	0.90%	25%
0.06%	15,525	3.71%	0.97%	0.97%	33%
4.09%	16,823	3.48%	0.88%	1.07%	39%

See Notes to Financial Statements.

Financial Highlights

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	See Note 1 for dates of commencement of operations.
(g)	Less than $0.01 per share.
(h)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 to May 31, 2009.
(i)	A Shares issued and outstanding as of April 25, 2006 were reclassified as D Shares.
(j)	Shares issued and outstanding as of April 25, 2006 were reclassified as Institutional Shares.
(k)	The Fund’s total return calculation includes a reimbursement by an affiliate. Excluding the effect of this payment from the Fund’s ending net assets value per share, total return for the year ended May 31, 2006, would have been (1.67%).
(l)	Financial information is that of the Predecessor Fund.
(m)	The amount shown for the year ended May 31, 2005, for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

See Notes to Financial Statements.

Notes to Financial Statements

May 31, 2009

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Flexible Value Fund (“Flexible Value Fund”) (formerly Flag Investors-Equity Opportunity Fund), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Value Fund (“Small-Cap Value Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Opportunity Fund (“Opportunity Fund”), Brown Advisory Core International Fund (“Core International Fund”), and Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a diversified series of Forum Funds (the “Trust”). The Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) (individually included in the defined term, “Fund,” and collectively included in the defined term, “Funds”) is a non-diversified series of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Trust currently has twenty-seven investment portfolios, ten of which appear in this report. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of a Fund’s shares of beneficial interest without par value. Effective October 1, 2008, the name of the Flag Investors – Equity Opportunity Fund was changed to the Brown Advisory Flexible Value Fund. Effective November 1, 2008, the Flexible Value Fund changed its fiscal year end from October 31 to May 31.

The Funds commenced operations as follows:

Commencement of Operations
	Institutional Shares	A Shares		D Shares
Growth Equity Fund	06/28/99	04/25/06		—
Value Equity Fund	01/28/03	04/25/06		—
Flexible Value Fund	11/30/06	01/24/07		—
Small-Cap Growth Fund	06/28/99	04/25/06	(1)	09/20/02	(1)
Small-Cap Value Fund	10/31/03	04/25/06		—
Small-Cap Fundamental Value Fund	12/31/08	—		—
Opportunity Fund	06/29/98	—		—
Core International Fund	01/28/03	—		—
Maryland Bond Fund	12/21/00	—		—
Intermediate Income Fund	11/02/95	05/13/91		—

(1)

On April 25, 2006, all issued and outstanding Small-Cap Growth Fund A Shares were renamed as D Shares and the Fund began offering newly created A Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (except through a pre-established distribution reinvestment program).

The A Shares of the Growth Equity Fund, Value Equity Fund, Small-Cap Growth Fund, and Small-Cap Value Fund have a maximum front-end sales charge of 3.50% of the purchase price; the A Shares of the Flexible Value Fund have a maximum front-end sales charge of 4.75% of the purchase price; the A Shares of the Intermediate Income Fund have a maximum front-end sales charge of 1.50% of the purchase price.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital appreciation. The investment objective of Small-Cap Value Fund, Small-Cap Fundamental Value Fund, and Opportunity Fund is to achieve long-term capital appreciation. Flexible Value Fund’s investment objective is to achieve long-term growth of capital. Core International Fund’s investment objective is to seek maximum long-term total return consistent with reasonable risk to principal. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Notes to Financial Statements

May 31, 2009

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Options traded on an exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Shares of open-end mutual funds are valued at net asset value (“NAV”). Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the advisor or a sub-advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Financial Accounting Standards No. 157 – Effective June 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements

May 31, 2009

The following is a summary of the inputs used to value the Funds’ investments as of May 31, 2009:

	Level 1 – Quoted Prices		Level 2 – Other Significant Observable Inputs		Level 3 – Significant Unobservable Inputs		Total
Fund	Investments	Other*	Investments	Other*	Investments	Other*	Investments	Other*
Growth Equity Fund	$54,585,380	—	$3,108,728	—	—	—	$57,694,108	—
Value Equity Fund	111,379,332	—	2,688,191	—	—	—	114,067,523	—
Flexible Value Fund	12,756,200	—	658,525	—	—	—	13,414,725	—
Small-Cap Growth Fund	98,906,076	—	4,718,360	—	$321,433	—	103,945,869	—
Small-Cap Value Fund	57,092,496	—	1,873,262	—	0	—	58,965,758	—
Small-Cap Fundamental Value Fund	13,906,322	$(58,650)	584,199	—	—	—	14,490,521	$(58,650)
Opportunity Fund	15,861,880	—	878,098	—	—	—	16,739,978	—
Core International Fund	106,742,203	—	—	—	—	—	106,742,203	—
Maryland Bond Fund	—	—	171,800,167	—	—	—	171,800,167	—
Intermediate Income Fund	—	—	206,057,861	—	—	—	206,057,861	—

*	Other financial instruments are derivative instruments not reflected in the schedules of portfolio investments, such as futures, forwards, written options, and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 securities (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

	Small-Cap Growth Fund	Small-Cap Value Fund
	Investments in Securities
Balance as of May 31, 2008	$120,000	$2,800
Accrued Accretion/(Amortization)	—	—
Change in Unrealized Appreciation/(Depreciation)	(18,567)	(2,800)
Net Purchases/(Sales)	220,000	—
Transfers In/(Out)	—	—

Balance as of May 31, 2009	$321,433	$0

Security Transactions, Investment Income and Realized Gain and Loss – For financial reporting purposes, investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

Foreign Currency – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Core International Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund

Notes to Financial Statements

May 31, 2009

entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options – Each Fund, except the Maryland Bond Fund and the Intermediate Income Fund may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The number of option contracts written and the premiums received during the period ended May 31, 2009, were as follows:

Small-Cap Fundamental Value Fund
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	115	20,701
Options expired	—	—
Options closed	—	—
Options exercised	—	—

Options outstanding, end of period	115	$20,701

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Funds is included in the Schedules of Investments.

Securities Lending – The Core International Fund may lend portfolio securities in order to earn additional income. The Fund receives collateral in the form of securities, letters of credit and/or cash against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund did not lend portfolio securities during the year ended May 31, 2009.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly for Growth Equity Fund, Value Equity Fund, Flexible Value Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Opportunity Fund and Core International Fund. For Small-Cap Fundamental Value Fund distributions of net investment income are declared and paid at least annually. For Maryland Bond Fund distributions of net investment income are declared daily and paid monthly. For Intermediate Income Fund distributions of net investment income are declared and paid monthly.

Notes to Financial Statements

May 31, 2009

Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of May 31, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds’ Federal tax returns filed in the three-year period ended May 31, 2009 remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series or class are allocated among the respective series or classes in an equitable manner.

The Funds’ class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges Institutional Shares of each Fund within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Offering Costs – Offering costs for the Flexible Value Fund and Small-Cap Fundamental Value Fund of $46,198 and $40,501, respectively, consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve month period beginning with the commencement of operations of each Fund. Offering costs for Small-Cap Fundamental Value Fund expensed for the period ended May 31, 2009 were $40,501. Offering costs for Flexible Value Fund expensed for the year ended October 31, 2008 were $3,850. As of October 31, 2008, offering costs for Flexible Value Fund were fully amortized.

Commitments and Contingencies – In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Recent Accounting Pronouncements – In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management has evaluated SFAS 161 and determined that it will not have a material impact on the Funds’ financial statements. SFAS 161 does, however, require enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial position, performance and cash flows.

Details of the disclosures are as follows as of May 31, 2009:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments under Statement 133	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation
Foreign Currency Contracts	Unrealized appreciation on spot contracts	Core International Fund	$1,392	Unrealized loss on spot contracts	Core International Fund	$31,891

Equity Contracts				Call options written at value	Small-Cap Fundamental Value Fund	58,650

Notes to Financial Statements

May 31, 2009

The effect of derivative instruments on the Statements of Operations for the year/period ended May 31, 2009:

Derivatives not accounted for as hedging instruments under Statement 133	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Contracts	Net realized gains (losses) on currency transactions/change in unrealized appreciation (depreciation) on foreign currency translations	Core International Fund	$(90,102)	45,704

		Opportunity Fund	(56)	—

Equity Contracts	Net realized gains (losses) on call options written/change in unrealized appreciation (depreciation) on call options written	Small-Cap Fundamental Value Fund	(13,284)	(37,949)

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”, (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and level three-roll forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities”. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Advisor – Brown Investment Advisory, Incorporated (the “Advisor” or “Brown”), a wholly owned subsidiary of Brown Investment Advisory & Trust Company (“BIAT”), is the investment advisor of each Fund. The Advisor does business under the name of Brown Advisory, Inc. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, accrued daily and payable monthly from each Fund at an annual rate of the Fund’s average annual daily net assets as follows:

Fund	Annual Advisory Fee
Growth Equity Fund	0.75%
Value Equity Fund	0.75%
Flexible Value Fund	0.85	%(1)
Small-Cap Growth Fund	1.00%
Small-Cap Value Fund	1.00%
Small-Cap Fundamental Value Fund	1.00%
Opportunity Fund	1.00%
Core International Fund	1.05	%(2)
Maryland Bond Fund	0.35	%(3)
Intermediate Income Fund	0.35%

(1)	Prior to November 13, 2008, Alex Brown Investment Management was the investment advisor to the Flexible Value Fund.
(2)	This fee includes an advisory fee of 1.00% of the average daily net assets of the Fund plus up to 0.05% of the average daily net assets of the Fund for reimbursement of consulting services costs.
(3)	Prior to January 1, 2009, the annual advisory fee was 0.50% of the Fund’s average annual daily net assets.

Notes to Financial Statements

May 31, 2009

Subject to the general oversight of the Board and the Advisor during the period of the report, the following sub-advisors (each a “Sub-Advisor”) made the investment decisions for the following Funds:

Fund	Sub-Advisor
Small-Cap Value Fund	Cardinal Capital Management, L.L.C.
Core International Fund	Munder Capital Management

The sub-advisory fee, calculated as a percentage of each Fund’s assets, is paid by the Advisor.

Distribution – Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor is not affiliated with the Advisor, Citi Fund Services Ohio, Inc. (“Citi”) or its affiliated companies. The Distributor receives and may re-allow to certain institutions the sales charge paid on purchases of a Fund’s A Shares. Prior to the cessation of the public offering of D Shares of Small-Cap Growth Fund, the Distributor received and re-allowed the sales charge paid on purchases of D Shares to certain institutions.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.50% of the average daily net assets of A Shares for each Fund except Flexible Value Fund, Opportunity Fund and Intermediate Income Fund which is equal to 0.25% of the average daily net assets of A Shares and 0.25% of the average daily net assets of D Shares. With respect to A Shares, up to 0.25% of average daily net assets can be used to pay for shareholder services. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund’s Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

For the year ended May 31, 2009, the Distributor did not retain any of the front-end sales charges assessed on the sale of A Shares. For the year ended May 31, 2009, the Distributor did not retain any commissions from contingent deferred sales charge assessed on redemptions of A Shares.

Other Service Providers – Citi provides administration, portfolio accounting and transfer agency services to each Fund. Certain employees of Citi are also officers of the Trust. Prior to January 2, 2009, Atlantic Fund Administration, LLC (“Atlantic”) provided administration, portfolio accounting and transfer agency services for the Flexible Value Fund.

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides the Funds with a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Officer, as well as additional compliance support functions. Certain Trust officers are also officers or employees of FCS. In addition, the Principal Executive Officer is a control affiliate and an officer of the Distributor. Neither the Distributor or FCS, nor any of their officers or employees who serves as an officer of the Funds, has any role in determining any Fund’s investment policies or which securities are to be purchased or sold by the Funds. Prior to January 2, 2009, Atlantic provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Flexible Value Fund, as well as certain additional compliance support functions.

BIAT, the parent company of the Advisor, is the custodian for each Fund except Core International Fund and Intermediate Income Fund. Each of Core International Fund and Intermediate Income Fund have appointed Citibank, N.A. as custodian. Each custodian may employ sub-custodians to provide custody of each Fund’s domestic and/or foreign assets.

For its services, BIAT receives a fee, accrued daily and paid monthly, of 0.011% of each Funds’ first $1 billion in assets; 0.0075% on Fund assets of $1-2 billion; 0.0050% on Fund assets of $2-6 billion; and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees.

Notes to Financial Statements

May 31, 2009

Note 4. Fee Waivers and Expense Reimbursements

During the period, the Advisor contractually agreed to waive a portion of its fees and reimburse certain expenses through September 30, 2009 to limit total annual operating expenses for Growth Equity Fund A Shares and Value Equity Fund A Shares to 1.60%, Small-Cap Growth Fund A Shares and Small-Cap Value Fund A Shares to 1.85%, and Opportunity Fund Institutional Shares to 1.50% for each of the class’ average daily net assets. For the Flexible Value Fund the Advisor contractually agreed to waive a portion of its fees and, if necessary, reimburse certain expenses to limit total annual operating expenses for A Shares to 1.35% and Institutional Shares to 1.10% for each of the class’ average daily net assets through November 12, 2008 and voluntarily agreed to waive its fees for the period from November 13, 2008 through September 30, 2009. For the Small-Cap Fundamental Value Fund the Advisor voluntarily agreed to waive a portion of its fees to limit total annual operating expenses for Institutional Shares to 1.50%. Maryland Bond Fund contractually agreed to waive all of its 0.50% advisory fee through December 31, 2008. Effective January 1, 2009, the Board approved the termination of the Advisor’s contractual obligation to waive its advisory fee with respect to Maryland Bond Fund and authorized a decrease in the advisory fee to 0.35% of the Fund’s average annual daily net assets. Other service providers for the Funds have voluntarily agreed to waive a portion of their fees. Voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended May 31, 2009, fees waived and expenses reimbursed were as follows:

	Investment Advisor Waived and Reimbursed	Other Waived	Total Fees Waived and Reimbursed
Growth Equity Fund	$2,642	$—	$2,642
Flexible Value Fund(1)	78,893	3,270	82,163
Small-Cap Growth Fund	2,165	—	2,165
Small-Cap Value Fund	2,740	—	2,740
Small-Cap Fundamental Value Fund(2)	64,459	—	64,459
Opportunity Fund	31,966	—	31,966
Maryland Bond Fund	280,585	—	280,585

(1)	For the period from November 1, 2008 to May 31, 2009.
(2)	For the period from December 31, 2008 to May 31, 2009.

Note 5. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended May 31, 2009, were as follows:

	Investment Securities				US Government Obligations
	Purchases		Sales		Purchases	Sales
Growth Equity Fund	$42,489,349		$39,458,047		$—	$—
Value Equity Fund	145,356,661		155,096,316		—	—
Flexible Value Fund	2,076,550	(1)	5,284,798	(1)	—	—
Small-Cap Growth Fund	101,948,643		103,366,930		—	—
Small-Cap Value Fund	56,898,527		78,636,852		—	—
Small-Cap Fundamental Value Fund	15,789,958	(2)	2,584,771	(2)	—	—
Opportunity Fund	27,165,060		26,882,921		—	—
Core International Fund	113,384,847		197,734,266		—	—
Maryland Bond Fund	82,755,021		9,313,044		—	—
Intermediate Income Fund	103,357,563		50,574,199		79,106,193	37,595,598

(1)	For the period from November 1, 2008 to May 31, 2009.
(2)	For the period from December 31, 2008 to May 31, 2009.

Notes to Financial Statements

May 31, 2009

Note 6. Federal Income Tax and Investment Transactions

As of May 31, 2009, distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Appreciation (Depreciation)	Total
Growth Equity Fund	$—	$—	$—	$(10,728,733)	$502,588	$(10,226,145)
Value Equity Fund	—	1,167,923	—	(72,855,573)	1,768,105	(69,919,545)
Flexible Value Fund	—	—	—	(6,186,760)	(2,763,084)	(8,949,844)
Small-Cap Growth Fund	—	—	—	(37,030,400)	2,184,628	(34,845,772)
Small-Cap Value Fund	—	—	—	(40,913,984)	306,845	(40,607,139)
Small-Cap Fundamental Value Fund	—	—	—	(295,129)	1,255,694	960,565
Opportunity Fund	—	—	—	(123,228,836)	421,120	(122,807,716)
Core International Fund	—	940,648	—	(109,834,274)	(26,661,291)	(135,554,917)
Maryland Bond Fund	327,632	—	—	(83,718)	3,342,243	3,586,157
Intermediate Income Fund	—	988,874	—	(3,033,106)	4,307,386	2,263,154

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, post-October losses and dividend payables.

As of May 31, 2009, the capital loss carryovers available to offset future capital gains are as follows:

	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Total Capital Loss Carryovers
Growth Equity Fund	$—	$—	$—	$—	$—	$—	$—	$4,509,656	$4,509,656
Value Equity Fund	—	—	—	—	—	—	—	27,273,624	27,273,624
Flexible Value Fund	—	—	—	—	—	—	3,629,053	—	3,629,053
Small-Cap Growth Fund	—	—	—	—	—	—	—	11,479,190	11,479,190
Small-Cap Value Fund	—	—	—	—	—	—	—	6,306,553	6,306,553
Small-Cap Fundamental Value Fund	—	—	—	—	—	—	—	—	—
Opportunity Fund	20,954,523	35,701,503	22,992,793	458,257	32,106,135	—	—	6,595,707	118,808,918
Core International Fund	—	—	—	—	—	—	—	34,247,166	34,247,166
Maryland Bond Fund	—	—	—	—	—	74,523	4,432	—	78,955
Intermediate Income Fund	—	—	—	—	—	—	—	—	—

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	Tax Exempt Income		Ordinary Income		Long-Term Capital Gain (Loss)		Return of Capital
	2009	2008	2009	2008	2009	2008	2009	2008
Growth Equity Fund	$—	$—	$—	$—	$204,586	$—	$—	$—
Value Equity Fund	—	—	3,024,115	8,419,391	—	8,215,842	—	—
Flexible Value Fund*	—	—	68,672	102,567	—	—	5,740	—
Small-Cap Growth Fund	—	—	—	—	4,409,222	11,924,365	—	—
Small-Cap Value Fund	—	—	—	3,155,571	2,220,345	9,539,015	48,464	—
Small-Cap Fundamental Value Fund	—	—	—	—	—	—	6,385	—
Opportunity Fund	—	—	—	—	—	—	—	—
Core International Fund	—	—	5,376,245	13,164,039	55,806,783	27,773,608	—	—
Maryland Bond Fund	3,415,036	3,142,938	6,827	6,905	—	—	—	—
Intermediate Income Fund	—	—	7,408,229	7,203,970	80,696	—	—	—

*	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 to May 31, 2009.

During the fiscal year ended May 31, 2009, the Intermediate Income Fund paid distributions which included equalization debits of $55,710.

Notes to Financial Statements

May 31, 2009

On the Statements of Assets and Liabilities, as a result of net operating loss incurred, adjustments to holdings of Real Estate Investment Trusts, currency gains, distribution reclassifications and income adjustments to asset-backed security transactions, certain amounts for the year/period ended May 31, 2009, have been reclassified. The reclassification has no impact on the net assets of the Funds.

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Growth Equity Fund	$268,867	$(6)	$(268,861)
Value Equity Fund	706,274	—	(706,274)
Flexible Value Fund	5,740	—	(5,740)
Small-Cap Growth Fund	1,206,213	(10)	(1,206,203)
Small-Cap Value Fund	117,145	—	(117,145)
Small-Cap Fundamental Value Fund	8,279	—	(8,279)
Opportunity Fund	177,303	13,535,234	(13,712,537)
Core International Fund	(90,102)	90,099	3
Maryland Bond Fund	—	—	—
Intermediate Income Fund	317,647	179,527	(497,174)

For tax purposes, the following Funds have a current year deferred post-October loss. This loss will be recognized for tax purposes on the first business day of the Fund’s next year.

	Short-Term and Long-Term Losses	Currency Losses
Growth Equity Fund	$6,219,077	$—
Value Equity Fund	45,581,949	—
Flexible Value Fund*	2,557,707	—
Small-Cap Growth Fund	25,551,210	—
Small-Cap Value Fund	34,607,431	—
Small-Cap Fundamental Value Fund	295,129	—
Opportunity Fund	4,419,918	—
Core International Fund	75,567,039	20,069
Maryland Bond Fund	4,763	—
Intermediate Income Fund	3,033,106	—

*	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 to May 31, 2009.

Note 7. Concentration of Risk

Core International Fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Maryland Bond Fund is non-diversified and may focus its investments in the securities of a limited number of issuers. Concentration of Maryland Bond Fund in securities of a limited amount of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issues. Maryland Bond Fund invests a substantial amount of its assets in issuers located in Maryland and therefore, it is more susceptible to economic, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be comparable tax-exempt mutual funds that invest nationally. These factors may have an adverse effect on the issuers’ ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund’s investments and NAV.

Notes to Financial Statements

May 31, 2009

Investors in bond funds should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally bond prices fall when interest rates rise and vice versa. This effect is usually more pronounced for longer-term securities.

Note 8. Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended May 31, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Funds two most recent fiscal periods, the Funds had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to each Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Funds and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in their report. During the last two fiscal years of the Funds, neither the Funds nor anyone on their behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Funds’ financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the Forum Funds and the Shareholders of the Brown Advisory Funds

We have audited the accompanying statements of assets and liabilities of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund, each a series of shares of beneficial interest of the Forum Funds, including the schedules of investments, as of May 31, 2009, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year or periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the Brown Advisory Flexible Value Fund, the statement of operations for the year ended October 31, 2008 and the statement of changes in net assets and the financial highlights for each of the years or periods in the two-year period ended October 31, 2008 and for the Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund, the statements of changes in net assets for the year then ended May 31, 2008 and the financial highlights for each of the years or periods in the four-year period ended May 31, 2008 were audited by other auditors whose reports dated December 22, 2008 and July 28, 2008, respectively, expressed unqualified opinions on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund as of May 31, 2009, and the results of their operations, the changes in their net assets and their financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

July 28, 2009

Additional Information (Unaudited)

May 31, 2009

Investment Advisory Agreement Approval

Brown Advisory Small-Cap Fundamental Value Fund

At the October 3, 2008 Board meeting, the Board, including the Independent Trustees, considered the initial approval of the investment advisory agreement (“Advisory Agreement”) between Advisor and the Trust pertaining to the Brown Advisory Small-Cap Fundamental Value Fund (“Fund”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Advisor and the Fund’s Administrator, including information regarding the Advisor’s personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Advisor, including information on the investment performance of the Advisor; (2) the costs of the services to be provided and profitability to the Advisor with respect to its relationship with the Fund; (3) the advisory fee and estimated total expense ratios of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisor from its relationship with the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with a presentation from the Advisor, the Board considered and discussed the Advisor’s personnel, operations and financial condition. In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services to be provided by the Advisor under the Advisory Agreement, as well as the Advisor’s track record in managing the Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund, and Brown Advisory Intermediate Income Fund, all existing series of the Trust (the “Brown Advisory Funds”). The Board also considered information regarding the experience and professional background of the portfolio managers at the Advisor and the qualifications and capabilities of other personnel who would have responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Advisor’s senior management and staff; the quality of the Advisor’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Advisor, noting the Advisor’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board reviewed the Advisor’s financial statements. The Board also considered information provided by the Advisor regarding its estimated costs of services and projected profitability with respect to the Fund, noting the Advisor’s representation that it expected initially to operate the Fund at a loss. The Board concluded that the Advisor’s profit, if any, in connection with its services to the Fund did not appear to be excessive.

Compensation

The Board considered the Advisor’s compensation to be charged for providing advisory services to the Fund and analyzed comparative information regarding fees and total expenses, of similar mutual funds. The Board noted that while the anticipated investment advisory fee rate was higher than the mean and median advisory fee rates of the Fund’s Lipper Inc. peer group, the Advisor had voluntarily agreed to waive a portion of its fees in order to limit total annual operating expenses for the Institutional Shares to 1.50% and for A Shares to 2.00% of average daily net assets. The Board also considered the Fund’s estimated total expense ratio, noting that the projected total expenses were lower than the mean and median total expenses of the Fund’s Lipper Inc. peer group. Based on the foregoing and on all of the information presented, the Board concluded that the Advisor’s advisory fee rate to be charged to the Fund was reasonable.

Additional Information (Unaudited)

May 31, 2009

Performance

The Advisor discussed its proposed approach to managing the Fund. The Board considered that the Fund was new and thus had no performance history, but that the Advisor had demonstrated capability in managing the existing Brown Advisory Funds and that the Board had found the performance of those funds acceptable. Based on the facts and circumstances, including the foregoing, the Board determined that the Advisor’s management of the Fund could benefit the Fund and its shareholders.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee rate for the Fund does not contain breakpoints. The Board considered that the Fund has not yet commenced operations and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

Other Benefits

The Board noted the Advisor’s representation that the Advisor may benefit from soft dollar arrangements whereby it receives brokerage and research services from certain brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. The Board also considered the Advisor’s trading practices and brokerage allocation policies. Under the current circumstances, the Board concluded that such other potential benefits to be received by the Advisor were not material factors in approving the Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. In connection therewith, the Board discussed the proposed initial approval of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Advisor, as provided in the Advisory Agreement, were fair and reasonable in light of the services to be performed, estimated expenses to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Shareholder Proxy Vote

At a special meeting of shareholders, held on November 13, 2008, shares were voted as follows on the proposals presented to shareholders:

1. To approve the new investment advisory agreement between the Trust and the Advisor with respect to the Flexible Value Fund (formerly known as the Flag Investors – Equity Opportunity Fund):

For	Against	Abstain
2,035,472	—	—

Proxy Voting Information

A description of the policies and procedures each Fund uses to determine how to vote proxies relating to securities held in a Fund’s portfolio and each Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available, without charge and upon request, by calling 800-540-6807 or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. Each Fund’s Form N–Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Additional Information (Unaudited)

May 31, 2009

Shareholder Expenses Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees, as applicable; and (2) ongoing costs, including management fees; distribution/service (12b-1) fees, as applicable; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2008 through May 31, 2009.

Actual Expenses – Each “Actual Return” row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees, or exchange fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Growth Equity Fund
Institutional Shares
Actual Return	$1,000.00	$1,134.20	$6.39	1.20%
Hypothetical Return (5% return before expenses)	1,000.00	1,019.02	6.04	1.20%
A Shares
Actual Return	1,000.00	1,133.10	8.51	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.02	8.05	1.60%

Value Equity Fund
Institutional Shares
Actual Return	1,000.00	1,020.90	6.00	1.19%
Hypothetical Return (5% return before expenses)	1,000.00	1,019.07	5.99	1.19%
A Shares
Actual Return	1,000.00	1,017.20	8.30	1.65%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.77	8.30	1.65%

Flexible Value Fund
Institutional Shares
Actual Return	1,000.00	1,118.00	6.07	1.15%
Hypothetical Return (5% return before expenses)	1,000.00	1,019.27	5.79	1.15%
A Shares
Actual Return	1,000.00	1,116.40	7.55	1.43%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.87	7.19	1.43%

Additional Information (Unaudited)

May 31, 2009

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Small-Cap Growth Fund
Institutional Shares
Actual Return	$1,000.00	$1,206.70	$8.14	1.48%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.62	7.44	1.48%
A Shares
Actual Return	1,000.00	1,204.30	10.17	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.78	9.30	1.85%
D Shares
Actual Return	1,000.00	1,205.90	9.29	1.69%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.57	8.50	1.69%

Small-Cap Value Fund
Institutional Shares
Actual Return	1,000.00	1,149.80	8.09	1.51%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.47	7.60	1.51%
A Shares
Actual Return	1,000.00	1,147.30	9.90	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.78	9.30	1.85%

Small-Cap Fundamental Value Fund**
Institutional Shares
Actual Return	1,000.00	1,048.60	6.31	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.84	6.22	1.50%

Opportunity Fund
Institutional Shares
Actual Return	1,000.00	1,195.90	8.21	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.52	7.54	1.50%

Core International Fund
Institutional Shares
Actual Return	1,000.00	1,080.90	8.66	1.67%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.67	8.40	1.67%

Maryland Bond Fund***
Institutional Shares
Actual Return	1,000.00	1,057.10	3.03	0.59%
Hypothetical Return (5% return before expenses)	1,000.00	1,022.06	2.97	0.59%

Intermediate Income Fund
Institutional Shares
Actual Return	1,000.00	1,038.70	3.41	0.67%
Hypothetical Return (5% return before expenses)	1,000.00	1,021.66	3.38	0.67%
A Shares
Actual Return	1,000.00	1,037.30	4.47	0.88%
Hypothetical Return (5% return before expenses)	1,000.00	1,020.61	4.43	0.88%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 (to reflect the half-period).
**	The Small-Cap Fundamental Value Fund commenced operations on December 31, 2008, expenses shown here reflect only 152 days of activity, compared to 182 days for the other funds.

Additional Information (Unaudited)

May 31, 2009

***	Effective January 1, 2009, the Advisor agreed to eliminate the contractual advisory fee waiver of 0.50% for the Maryland Bond Fund and reduce the annual advisory fee from 0.50% to 0.35% of the Fund’s average annual daily net assets. The table below summarizes the effect of this change had it been in place during the Fund's most recent fiscal-half year:

	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Maryland Bond Fund
Institutional Shares
Actual Return	$1,000.00	$1,057.10	$3.28	0.64%
Hypothetical Return (5% return before expenses)	1,000.00	1,021.81	3.23	0.64%

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of ordinary income distributions designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualifying interest income exempt from U.S. tax for foreign shareholders (“QII”) and the qualifying short-term capital gain dividends exempt from U.S. tax for foreign shareholders (“QSTCG”) is presented below.

	Long-Term Capital Gain Distributions	% of Tax-Exempt Income Distributions	DRD	QDI	QII	QSTCG
Growth Equity Fund	$204,586	—%	—%	—%	—%	—%
Value Equity Fund	—	—	85.19	86.52	—	—
Flexible Value Fund	—	—	—	—	—	—
Small-Cap Growth Fund	4,409,222	—	—	—	—	—
Small-Cap Value Fund	2,220,345	—	—	—	—	—
Small-Cap Fundamental Value Fund	—	—	—	—	—	—
Opportunity Fund	—	—	—	—	—	—
Core International Fund	55,806,783	—	0.12	100.00	—	—
Maryland Bond Fund	—	99.81	—	—	0.20	—
Intermediate Income Fund	80,696	—	—	—	95.37	100.00

Special 2009 Tax Information

Core International Fund in accordance with Section 853 of the Internal Revenue Code intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended May 31, 2009. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of May 31, 2009) is as follows:

	Dividend	Foreign Tax
Dollar Amount	$6,019,705	$514,107
Per Share	0.2903	0.0248

Additional Information (Unaudited)

May 31, 2009

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. Mr. Keffer is considered an Interested Trustee due to his affiliation with a service provider to the Trust. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers are Three Canal Plaza, Suite 600, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 800-540-6807.

Name and Birth Year	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman of the Board since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002 - 2003; Partner, Thelen Reid & Priest LLP (law firm) from 1995 - 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003 - 2005; President, Forum Financial Group, LLC (“Forum”), (a fund services company acquired by Citibank, N.A. ) 1986 - 2003.
Officers
Stacey E. Hong Born: 1966	President	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007 - September 2007; Elder Care, June 2005 -December 2006; Director, Fund Accounting, Citigroup December 2003 - May 2005; Director/Senior Manager/Manager, Accounting, Forum, April 1992 - November 2003; Auditor, Ernst & Young, May 1988 -March 1992.
[1]	Since 1997, John Y. Keffer has been President and owner of Forum Trust, LLC. Atlantic Fund Administration, LLC is a subsidiary of Forum Trust, LLC.

Additional Information (Unaudited)

May 31, 2009

Name and Birth Year	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard J. Berthy Born: 1958 Foreside Financial Group, LLC Three Canal Plaza Suite 100 Portland, ME 04101	Principal Executive Officer	Since May 2009	President and Managing Partner, Foreside Financial Group, LLC. President and Secretary, Bainbridge Capital Management, LLC from June 2004 - June 2006; Vice President, Bainbridge Capital Management from August 2002 - May 2004. Mr. Berthy serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.
Karen Shaw Born: 1972	Treasurer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003 - July 2008; Senior Manager, Support and Fund Accounting, Forum, August 1994 - December 2003.
Trudance L.C. Bakke Born: 1971 Foreside Management Services, LLC Three Canal Plaza Suite 100 Portland, ME 04101	Principal Financial Officer	Since 2006	Director, Foreside Management Services, LLC since 2006; Product Manager, Citigroup 2003 - 2006; Senior Manager of Corporate Finance, Forum 1999 - 2003. Ms. Bakke serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.
David Faherty Born: 1970	Vice President	Since April 2009

Senior Counsel, Atlantic Fund Administration, LLC since February 2009; Vice President, Citi Fund Services Ohio, Inc. June 2007 - February 2009; Associate Counsel Investors Bank & Trust Company August 2006 - June 2007; employee of FDIC January 2005 - September 2005; employee of IKON Office Solutions, Inc. September 1998 - January 2001.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC, since May 2008; Regulatory Administration Specialist, Citigroup June 2006 - May 2008; Money Market/Short Term Trader, Wellington Management 1996 - 2002.

INVESTMENT ADVISOR

Brown Investment Advisory, Incorporated

901 South Bond Street

Suite 400

Baltimore, Maryland 21231

www.brownadvisory.com

TRANSFER AGENT

Citigroup Fund Services, LLC

3435 Stelzer Road

Columbus, Ohio 43219

800-540-6807

DISTRIBUTOR

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

120-AR-0509

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer.

(c) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(d) There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(e) Not applicable.

(f) (1) A copy of the Code of Ethics is filed as an exhibit under Item 12(a) (1).

Item 3. Audit Committee Financial Expert.

The Audit Committee does not have an audit committee financial expert. The Board of Trustees determined that no member of the Audit Committee is an “audit committee financial expert” as that term is defined under applicable regulatory guidelines.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees—The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $165,500 in 2009 and $186,500 in 2008.

(b) Audit-Related Fees—The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $20,000 in 2009 and $25,050 in 2008.

(c) Tax Fees—The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $30,000 in 2009 and $36,900 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees—The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 in 2009 and $0 in 2008.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser or any entity controlling, controlled by or under common control with the Series’ investment adviser that provides ongoing services to the Registrant, by the principal accountant, if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser, or any entity controlling, controlled by or under common control with the Series’ investment adviser that provides ongoing services to the Registrant, to the principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2009 and $0 in 2008. There were no fees billed in the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the Series’ investment adviser that provides ongoing services to the Registrant.

(h) If the Series’ investment adviser, or any entity controlling, controlled by or under common control with the Series’ investment adviser that provides ongoing services to the Registrant, engages the Registrant’s principal accountant for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee considers such engagement in evaluating the independence of the principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of report to shareholders under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant does not accept nominees to the board of directors from shareholders.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) Not applicable.

(b) Certifications as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forum Funds

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer
Date July 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer
Date July 23, 2009

By (Signature and Title)*	/s/ Trudance L.C. Bakke
Trudance L. C. Bakke, Principal Financial Officer
Date July 23, 2009